UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-07064

Exact name of registrant as specified in charter:	The Target Portfolio Trust

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	10/31/2013

Date of reporting period:	10/31/2013

Item 1 – Reports to Stockholders

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

THE TARGET PORTFOLIO TRUST®

ANNUAL REPORT • OCTOBER 31, 2013

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about each Portfolio’s securities are for the period covered by this report and are subject to change thereafter.

Target Funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company and member SIPC. ©2013 Prudential Financial, Inc. and its related entities. Prudential Investments, Prudential, the Prudential logo, the Rock symbol, Bring Your Challenges, Target Funds, and Target Portfolio Trust are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

December 16, 2013

Dear Target Shareholder:

We hope you find the annual report for Target informative and useful. The report covers performance for the 12-month period that ended October 31, 2013.

We recognize that ongoing market volatility may make it a difficult time to be an investor. We continue to believe a prudent response to uncertainty is to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Whether you are looking for capital growth, current income, or a combination of both, the Target portfolios feature a wide range of strategies to suit a variety of investment needs.

Target is founded upon the belief that investment management talent is dispersed across a variety of firms and can be systematically identified through research. The managers for each portfolio are carefully chosen from among the leading institutional money managers and are monitored by our team of experienced investment management analysts. Of course, the future performance of the Target portfolios cannot be guaranteed.

Your selections among the Target portfolios can evolve as your needs change. Your financial professional can help you stay informed of important developments and assist you in determining whether you need to modify your investments.

Thank you for your continued confidence.

Sincerely,

Stuart S. Parker, President

The Target Portfolio Trust

The TARGET Portfolio Trust	1

Target Large Capitalization Growth Portfolio

Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

	Cumulative Total Returns as of 10/31/13
	One Year	Five Years	Ten Years	Since Inception
Large Capitalization Growth Portfolio (Class R)	30.20%	91.36%	N/A	47.96% (8/22/06)
Large Capitalization Growth Portfolio (Class T)	30.89	96.15	74.94%	—
Russell 1000® Growth Index	28.30	124.08	110.01	—
S&P 500 Index	27.16	102.55	105.21	—
Lipper Large-Cap Growth Funds Avg.	29.24	108.36	99.19	—

	Average Annual Total Returns as of 9/30/13
	One Year	Five Years	Ten Years	Since Inception
Large Capitalization Growth Portfolio (Class R)	20.93%	9.29%	N/A	5.14% (8/22/06)
Large Capitalization Growth Portfolio (Class T)	21.54	9.84	6.24%	—
Russell 1000 Growth Index	19.27	12.07	7.82	—
S&P 500 Index	19.34	10.01	7.56	—
Lipper Large-Cap Growth Funds Avg.	19.60	10.48	7.19	—

	Average Annual Total Returns as of 10/31/13
	One Year	Five Years	Ten Years	Since Inception
Large Capitalization Growth Portfolio (Class R)	30.20%	13.86%	N/A	5.60% (8/22/06)
Large Capitalization Growth Portfolio (Class T)	30.89	14.42	5.75%	—

2	The TARGET Portfolio Trust

Growth of a $10,000 Investment

Large Capitalization Growth Portfolio

The graph compares a $10,000 investment in the Target Large Capitalization Growth Portfolio (Class T) with a similar investment in the S&P 500 Index and the Russell 1000 Growth Index by portraying the initial account values at the beginning of the 10-year period (October 31, 2003) and the account values at the end of the current fiscal year (October 31, 2013), as measured on a quarterly basis.

Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Portfolio’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Portfolio or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

Total returns assume the reinvestment of all dividends and distributions, and take into account all charges and expenses applicable to an investment in each Portfolio. Class R shares are subject to an annual distribution and service (12b-1) fee of 0.75%. Returns in the tables and graphs do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or following the redemption of Portfolio shares.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The TARGET Portfolio Trust	3

Target Large Capitalization Growth Portfolio

Performance (continued)

Benchmark Definitions

Lipper Large-Cap Growth Funds Average

Lipper Large-Cap Growth funds invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity (USDE) large-cap floor. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P 500 Index.

Russell 1000 Growth Index

The Russell 1000 Growth Index is an unmanaged index which contains those securities in the Russell 1000 Index with an above-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates.

S&P 500 Index

The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed.

Benchmark Inception Returns

Large Capitalization Growth Portfolio—Russell 1000 Growth Index Closest Month-End to Inception cumulative total return as of 10/31/13 is 79.14% for Class R. Russell 1000 Growth Index Closest Month-End to Inception average annual total return as of 9/30/13 is 7.92% for Class R. S&P 500 Index Closest Month-End to Inception cumulative total return as of 10/31/13 is 57.08% for Class R. S&P 500 Index Closest Month-End to Inception average annual total return as of 9/30/13 is 5.91% for Class R. Lipper Average Closest Month-End to Inception cumulative total return as of 10/31/13 is 68.34% for Class R. Lipper Average Closest Month-End to Inception average annual total return as of 9/30/13 is 6.88% for Class R.

Investors cannot invest directly in an index or average. The returns for the benchmark indexes would be lower if they reflected deductions for portfolio operating expenses, sales charges, or taxes.

The Lipper average represents returns based on an average of all funds in the respective Lipper category for the periods noted. The returns for the Lipper average reflect the deduction of operating expenses, but not sales charges or taxes.

4	The TARGET Portfolio Trust

Strategy and Performance Overview

Large Capitalization Growth Portfolio

The Large Capitalization Growth Portfolio’s Class T shares returned 30.89% for the 12-month period ended October 31, 2013, leading both the 28.30% return of its benchmark, the Russell 1000® Growth Index (the Index), and the 29.24% Lipper Large Cap Growth Funds Average.

The Portfolio uses a multi-manager approach, seeking to maximize returns and diversification by combining complementary approaches. The Portfolio was managed during this fiscal year by Marsico Capital Management, LLC (Marsico), Brown Advisory, LLC (Brown), and MFS Investment Management (MFS). Marsico was removed as a subadviser effective April 15, 2013.

The U.S. large-cap equity markets provided strong returns over the 12-month reporting period, with the performance of the Russell 1000 Value and Growth Indexes virtually identical. During the first half of the year, improving employment news, strong consumer sentiment, and little sign of inflation boosted equity returns. During the latter part of the year, the Federal Reserve signaled that it would continue its commitment to buying bonds, which proved to be a performance tailwind for domestic stocks. Even the trailing sectors (information technology, telecommunication services, and utilities) returned 16% or more over the reporting period, while the leading healthcare and consumer discretionary sectors topped 40%.

•

The Portfolio’s stock selection was the primary contributor to its performance relative to the Index, particularly holdings in the information technology and energy sectors. Although its positions in the consumer staples, telecommunications, and healthcare sectors trailed the Index sectors, they nonetheless provided very strong returns by historical standards.

•

Style factors slightly detracted from performance relative to the Index, particularly an exposure to stocks outside the United States. In addition, an underexposure to stocks with high earnings yields hurt relative results.

•

On the positive side, the Portfolio benefited from having a larger-than-Index exposure to stocks that tend to move more strongly than the overall market and a lower exposure to shares of companies with large market capitalizations. No derivative contracts were used in managing the Portfolio.

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

The TARGET Portfolio Trust	5

Target Large Capitalization Value Portfolio

Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

	Cumulative Total Returns as of 10/31/13
	One Year	Five Years	Ten Years	Since Inception
Large Capitalization Value Portfolio (Class R)	29.86%	76.76%	N/A	22.04% (8/22/06)
Large Capitalization Value Portfolio (Class T)	30.48	81.20	87.11%	—
Russell 1000® Value Index	28.29	93.01	112.09	—
S&P 500 Index	27.16	102.55	105.21	—
Lipper Large-Cap Value Funds Avg.	27.47	88.93	96.48	—

	Average Annual Total Returns as of 9/30/13
	One Year	Five Years	Ten Years	Since Inception
Large Capitalization Value Portfolio (Class R)	24.33%	6.66%	N/A	2.29% (8/22/06)
Large Capitalization Value Portfolio (Class T)	24.97	7.20	6.72%	—
Russell 1000 Value Index	22.30	8.86	7.99	—
S&P 500 Index	19.34	10.01	7.56	—
Lipper Large-Cap Value Funds Avg.	22.13	8.54	7.10	—

	Average Annual Total Returns as of 10/31/13
	One Year	Five Years	Ten Years	Since Inception
Large Capitalization Value Portfolio (Class R)	29.86%	12.07%	N/A	2.81% (8/22/06)
Large Capitalization Value Portfolio (Class T)	30.48	12.62	6.47%	—

6	The TARGET Portfolio Trust

Growth of a $10,000 Investment

Large Capitalization Value Portfolio

The graph compares a $10,000 investment in the Target Large Capitalization Value Portfolio (Class T) with a similar investment in the S&P 500 Index and the Russell 1000 Value Index by portraying the initial account values at the beginning of the 10-year period (October 31, 2003) and the account values at the end of the current fiscal year (October 31, 2013), as measured on a quarterly basis.

Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Portfolio’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Portfolio or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

Total returns assume the reinvestment of all dividends and distributions, and take into account all charges and expenses applicable to an investment in each Portfolio. Class R shares are subject to an annual distribution and service (12b-1) fee of 0.75%. Returns in the tables and graphs do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or following the redemption of Portfolio shares.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The TARGET Portfolio Trust	7

Target Large Capitalization Value Portfolio

Performance (continued)

Benchmark Definitions

Lipper Large-Cap Value Funds Average

Lipper Large-Cap Value funds invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity (USDE) large-cap floor. Large-cap value funds typically have a below-average price-to-earnings ratio and three-year sales-per-share growth value compared with the S&P 500 Index.

Russell 1000 Value Index

The Russell 1000 Value Index is an unmanaged index which contains those securities in the Russell 1000 Index with a below-average growth orientation. Companies in this index generally have lower price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values.

S&P 500 Index

The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed.

Benchmark Inception Returns

Large Capitalization Value Portfolio—Russell 1000 Value Index Closest Month-End to Inception cumulative total return as of 10/31/13 is 42.41% for Class R. Russell 1000 Value Index Closest Month-End to Inception average annual total return as of 9/30/13 is 4.48% for Class R. S&P 500 Index Closest Month-End to Inception cumulative total return as of 10/31/13 is 57.08% for Class R. S&P 500 Index Closest Month-End to Inception average annual total return as of 9/30/13 is 5.91% for Class R. Lipper Average Closest Month-End to Inception cumulative total return as of 10/31/13 is 39.51% for Class R. Lipper Average Closest Month-End to Inception average annual total return as of 9/30/13 is 4.17% for Class R.

Investors cannot invest directly in an index or average. The returns for the benchmark indexes would be lower if they reflected deductions for portfolio operating expenses, sales charges, or taxes.

The Lipper average represents returns based on an average of all funds in the respective Lipper category for the periods noted. The returns for the Lipper average reflect the deduction of operating expenses, but not sales charges or taxes.

8	The TARGET Portfolio Trust

Strategy and Performance Overview

Large Capitalization Value Portfolio

The Large Capitalization Value Portfolio’s Class T shares returned 30.48% for the 12-month reporting period ended October 31, 2013, beating both the 28.29% return of its benchmark, the Russell 1000® Value Index (the Index), and the 27.47% Lipper Large-Cap Value Funds Average.

The Portfolio was managed during the year by NFJ Investment Group, L.P. (NFJ), Hotchkis and Wiley Capital Management (H&W), and Epoch Investment Partners, Inc. (Epoch). These subadvisers were combined to create a multi-managed structure with complementary strategies.

During this reporting period, the overall markets performed very well, reflecting signs of a global economic recovery that was particularly strong in the United States. Among large-cap domestic stocks, the Index and its growth counterpart did not materially differ in overall return, although more volatile stocks within the Index performed better than defensive shares. The potential for recovery created fears that the Federal Reserve would begin to reduce its interventions in the bond markets and cause interest rates to rise, slowing the recovery. This hurt defensive, or less volatile, stocks. Information technology, a relatively small part of the Index, had the strongest sector return, followed by consumer discretionary and industrial stocks. Telecommunication services, utilities, and energy performed worst.

•	The Portfolio’s outperformance of the Index was primarily due to its sector allocations, specifically an underweight in the energy sector and a substantial overweight in information technology.

•

Stock selection within sectors also was good, especially in the financial and healthcare sectors. However, in this strong market environment, the Portfolio’s cash position was a constraint on its performance. The use of derivatives did not have a material impact on returns.

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

The TARGET Portfolio Trust	9

Target Small Capitalization Growth Portfolio

Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

	Cumulative Total Returns as of 10/31/13
	One Year	Five Years	Ten Years	Since Inception
Small Capitalization Growth Portfolio (Class R)	33.39%	115.06%	N/A	39.67% (8/22/06)
Small Capitalization Growth Portfolio (Class T)	34.12	120.54	75.13%	—
Russell 2000® Growth Index	39.84	141.40	139.88	—
Russell 2000® Index	36.28	119.64	137.41	—
Lipper Small-Cap Growth Funds Avg.	37.41	142.73	133.00	—

	Average Annual Total Returns as of 9/30/13
	One Year	Five Years	Ten Years	Since Inception
Small Capitalization Growth Portfolio (Class R)	28.60%	11.07%	N/A	4.77% (8/22/06)
Small Capitalization Growth Portfolio (Class T)	29.24	11.62	6.45%	—
Russell 2000 Growth Index	33.07	13.17	9.85	—
Russell 2000 Index	30.06	11.15	9.64	—
Lipper Small-Cap Growth Funds Avg.	30.74	13.28	9.46	—

	Average Annual Total Returns as of 10/31/13
	One Year	Five Years	Ten Years	Since Inception
Small Capitalization Growth Portfolio (Class R)	33.39%	16.55%	N/A	4.75% (8/22/06)
Small Capitalization Growth Portfolio (Class T)	34.12	17.14	5.76%	—

10	The TARGET Portfolio Trust

Growth of a $10,000 Investment

Small Capitalization Growth Portfolio

The graph compares a $10,000 investment in the Target Small Capitalization Growth Portfolio (Class T) with a similar investment in the Russell 2000 Index and the Russell 2000 Growth Index by portraying the initial account values at the beginning of the 10-year period (October 31, 2003) and the account values at the end of the current fiscal year (October 31, 2013), as measured on a quarterly basis.

Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Portfolio’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Portfolio or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

Total returns assume the reinvestment of all dividends and distributions, and take into account all charges and expenses applicable to an investment in each Portfolio. Class R shares are subject to an annual distribution and service (12b-1) fee of 0.75%. Returns in the tables and graphs do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or following the redemption of Portfolio shares.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The TARGET Portfolio Trust	11

Target Small Capitalization Growth Portfolio

Performance (continued)

Benchmark Definitions

Russell 2000 Growth Index

The Russell 2000 Growth Index is an unmanaged index which contains those securities in the Russell 2000 Index with an above-average growth orientation. Companies in this index generally have higher price-to-book and price-to-earnings ratios.

Russell 2000 Index

The Russell 2000 Index is an unmanaged index of the stocks of the 2,000 smallest U.S. companies included in the Russell 3000 Index. It gives an indication of how the stock prices of smaller companies have performed.

Lipper Small-Cap Growth Funds Average

Lipper Small-Cap Growth funds invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s U.S. Diversified Equity (USDE) small-cap ceiling. Small-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share-growth value compared with the S&P SmallCap 600 Index.

Benchmark Inception Returns

Small Capitalization Growth Portfolio—Russell 2000 Growth Index Closest Month-End to Inception cumulative total return as of 10/31/13 is 87.67% for Class R. Russell 2000 Growth Index Closest Month-End to Inception average annual total return as of 9/30/13 is 9.02% for Class R. Russell 2000 Index Closest Month-End to Inception cumulative total return as of 10/31/13 is 68.50% for Class R. Russell 2000 Index Closest Month-End to Inception average annual total return as of 9/30/13 is 7.27% for Class R. Lipper Average Closest Month-End to Inception cumulative total return as of 10/31/13 is 83.24% for Class R. Lipper Average Closest Month-End to Inception average annual total return as of 9/30/13 is 8.51% for Class R.

Investors cannot invest directly in an index or average. The returns for the benchmark indexes would be lower if they reflected deductions for portfolio operating expenses, sales charges, or taxes.

The Lipper average represents returns based on an average of all funds in the respective Lipper category for the periods noted. The returns for the Lipper average reflect the deduction of operating expenses, but not sales charges or taxes.

12	The TARGET Portfolio Trust

Strategy and Performance Overview

Small Capitalization Growth Portfolio

The Small Capitalization Growth Portfolio’s Class T shares rose 34.12% for the 12-month reporting period ended October 31, 2013, trailing both the 39.84% gain of the Russell 2000® Growth Index (the Index) and the 37.41% Lipper Small-Cap Growth Funds Average.

The Portfolio was managed during the reporting period by Eagle Asset Management (Eagle) and Emerald Mutual Fund Advisers Trust (Emerald). These subadvisers were combined to create a multi-managed structure with complementary strategies.

During the reporting period, the overall markets performed very well, reflecting signs of a global, and particularly United States, economic recovery. As often happens in a recovery, stocks of smaller firms, and particularly smaller, rapidly growing firms, led the markets. So the Index presented a very strong target. However, the potential for recovery created fears that the Federal Reserve would begin to reduce its interventions in the bond markets, causing interest rates to rise and slowing the recovery. This threat created a headwind for defensive, or less volatile, stocks, and for defensively oriented asset managers such as Eagle.

•	Most of the Portfolio’s underperformance of the Index can be attributed to Eagle’s stock selection, as it trailed both the Index and its peer-group median during the first three quarters of 2013.

•	Emerald whose style favored either stocks more influenced by the overall market or stocks positioned for faster growth tended to perform better than average. Emerald’s contribution was positive.

•

The Portfolio trailed the Index primarily because of its holdings in the technology and consumer discretionary sectors, particularly positions in the Internet software and services, communication equipment, computers and peripherals, and specialty retail industries.

•

Although sector allocation does not generally play a role in managing the Portfolio, this year a slight underweight in the technology and industrials sectors compared with the Index hurt its relative performance.

•	On the positive side, the Portfolio’s energy holdings added to its relative performance, as did a couple of opportunistic holdings in diversified metals and mining.

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

The TARGET Portfolio Trust	13

Target Small Capitalization Value Portfolio

Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

	Cumulative Total Returns as of 10/31/13
	One Year	Five Years	Ten Years	Since Inception
Small Capitalization Value Portfolio (Class R)	34.55%	117.20%	N/A	77.51% (8/22/06)
Small Capitalization Value Portfolio (Class T)	35.16	122.67	191.69%	—
Russell 2000® Value Index	32.83	99.75	132.08	—
Russell 2000 Index	36.28	119.64	137.41	—
Lipper Small-Cap Value Funds Avg.	35.05	123.93	147.89	—
Lipper Small-Cap Core Funds Avg.	34.76	124.68	142.50	—

	Average Annual Total Returns as of 9/30/13
	One Year	Five Years	Ten Years	Since Inception
Small Capitalization Value Portfolio (Class R)	28.92%	11.04%	N/A	7.87% (8/22/06)
Small Capitalization Value Portfolio (Class T)	29.57	11.59	11.91%	—
Russell 2000 Value Index	27.04	9.13	9.29	—
Russell 2000 Index	30.06	11.15	9.64	—
Lipper Small-Cap Value Funds Avg.	29.45	11.41	9.95	—
Lipper Small-Cap Core Funds Avg.	28.77	11.41	9.64	—

	Average Annual Total Returns as of 10/31/13
	One Year	Five Years	Ten Years	Since Inception
Small Capitalization Value Portfolio (Class R)	34.55%	16.78%	N/A	8.30% (8/22/06)
Small Capitalization Value Portfolio (Class T)	35.16	17.36	11.30%	—

14	The TARGET Portfolio Trust

Growth of a $10,000 Investment

Small Capitalization Value Portfolio

The graph compares a $10,000 investment in the Target Small Capitalization Value Portfolio (Class T) with a similar investment in the Russell 2000 Index and the Russell 2000 Value Index by portraying the initial account values at the beginning of the 10-year period (October 31, 2003) and the account values at the end of the current fiscal year (October 31, 2013), as measured on a quarterly basis.

Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Portfolio’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Portfolio or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

Total returns assume the reinvestment of all dividends and distributions, and take into account all charges and expenses applicable to an investment in each Portfolio. Class R shares are subject to an annual distribution and service (12b-1) fee of 0.75%. Returns in the tables and graphs do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or following the redemption of Portfolio shares.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The TARGET Portfolio Trust	15

Target Small Capitalization Value Portfolio

Performance (continued)

Benchmark Definitions

Lipper Small-Cap Core Funds Average

Lipper Small-Cap Core funds invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s U.S. Diversified Equity (USDE) small-cap ceiling. Small-cap core funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share-growth value, compared to the S&P SmallCap 600 Index.

Lipper Small-Cap Value Funds Average

Lipper Small-Cap Value funds invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling. Small-cap value funds typically have a below-average price-to-earnings ratio, piece-to-book ratio, and a three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index. Although Lipper classifies the Target Small Capitalization Value Portfolio in the Lipper Small-Cap Core Funds Performance Universe, the Lipper Small-Cap Value Funds Performance Universe is utilized because the Portfolio’s manager believes that the funds included in this universe provide a more appropriate basis for Portfolio performance comparisons.

Russell 2000 Index

The Russell 2000 Index is an unmanaged index of the stocks of the 2,000 smallest U.S. companies included in the Russell 3000 Index. It gives an indication of how the stock prices of smaller companies have performed.

Russell 2000 Value Index

The Russell 2000 Value Index is an unmanaged index which contains those securities in the Russell 2000 Index with a below-average growth orientation. Companies in this index generally have lower price-to-earnings ratios, higher dividend yields, and lower forecasted growth values.

Benchmark Inception Returns

Small Capitalization Value Portfolio—Russell 2000 Value Index Closest Month-End to Inception cumulative total return as of 10/31/13 is 50.24% for Class R. Russell 2000 Value Index Month-End to Inception average annual total return as of 9/30/13 is 5.44% for Class R. Russell 2000 Index Closest Month-End to Inception cumulative total return as of 10/31/13 is 68.50% for Class R. Russell 2000 Index Closest Month-End to Inception average annual total return as of 9/30/13 is 7.27% for Class R. Lipper Small-Cap Value Funds Average Closest Month-End to Inception cumulative total return as of 10/30/13 is 64.15% for Class R. Lipper Small-Cap Value Funds Average Closest Month-End to Inception average annual total return as of 9/30/13 is 6.69% for Class R. Lipper Small-Cap Core Funds Average Closest Month-End to Inception cumulative total return as of 10/30/13 is 69.36% for Class R. Lipper Small-Cap Core Funds Average Closest Month-End to Inception average annual total return as of 9/30/13 is 7.14% for Class R.

Investors cannot invest directly in an index or average. The returns for the benchmark indexes would be lower if they reflected deductions for portfolio operating expenses, sales charges, or taxes.

The Lipper averages represent returns based on an average of all funds in the respective Lipper categories for the periods noted. The returns for the Lipper averages reflect the deduction of operating expenses, but not sales charges or taxes.

16	The TARGET Portfolio Trust

Strategy and Performance Overview

Small Capitalization Value Portfolio

The Small Capitalization Value Portfolio’s Class T shares gained 35.16% for the 12-month reporting period ended October 31, 2013, ahead of the 32.83% return of its benchmark, the Russell 2000® Value Index (the Index), and essentially in line with the 34.76% Lipper Small-Cap Core Funds Average.

Small companies may respond to economic trends differently from one another, because, for example, some may occupy specific niches in which they are immune to economic cycles. Also, some inexpensive stocks may not be followed closely by analysts. Factors such as these mean that small-cap investment managers can benefit from information inefficiencies in the market, making research critical. This is why the Portfolio selects several managers on the basis of their various experience and research capabilities. EARNEST Partners, LLC; Lee Munder Capital Group; J.P. Morgan Investment Management, Inc. (J.P. Morgan); NFJ Investment Group L.P. (NFJ); and Vaughan Nelson Investment Management, L.P. co-managed the Portfolio during this reporting period.

•

During this reporting period, the overall markets performed very well, reflecting signs of a global economic recovery, particularly strong in the United States. As often happens in a recovery, stocks of smaller firms, and particularly small, rapidly growing firms, led the markets, but the strong current also was broad with the consumer discretionary, information technology, industrials, and consumer staples sectors of the Index, each returning more than 40%.

•

Only the utilities sector was in single digits and no sector had a negative return. However, the potential for recovery created fears that the Federal Reserve would begin to reduce its interventions in the bond markets and cause interest rates to rise, thereby slowing the recovery. This threat created a headwind for defensive, or less volatile, stocks.

•

All five of the Portfolio’s managers nearly met or exceeded the Index for the reporting period. The overall Portfolio outperformed the Index because of good stock selection, primarily within the energy sector, but also in the financials, healthcare, and industrials sectors.

•

The Portfolio also benefited from a substantial underweight in financials compared with the Index. However, in this strong market environment, the Portfolio’s cash position was a constraint on its performance. The use of derivatives did not have a material impact on its return.

Effective on or about January 15, 2014, Sterling Capital Management, LLC will be added as a co-manager to the Portfolio.

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

The TARGET Portfolio Trust	17

Target International Equity Portfolio

Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

	Cumulative Total Returns as of 10/31/13
	One Year	Five Years	Ten Years	Since Inception
International Equity Portfolio (Class Q)	23.57%	N/A	N/A	15.32% (3/01/11)
International Equity Portfolio (Class R)	22.83	70.12%	N/A	22.71 (8/22/06)
International Equity Portfolio (Class T)	23.39	74.19	110.21%	—
MSCI EAFE ND Index	26.88	76.19	110.23	—
Lipper Customized Blend Funds Avg.	23.84	76.73	105.34	—
Lipper International Multi-Cap Core Funds Avg.	23.52	79.13	103.90	—

	Average Annual Total Returns as of 9/30/13
	One Year	Five Years	Ten Years	Since Inception
International Equity Portfolio (Class Q)	21.56%	N/A	N/A	4.50% (3/01/11)
International Equity Portfolio (Class R)	20.80	5.66%	N/A	2.51 (8/22/06)
International Equity Portfolio (Class T)	21.36	6.18	7.95%	—
MSCI EAFE ND Index	23.77	6.35	8.01	—
Lipper Customized Blend Funds Avg.	20.84	6.09	7.60	—
Lipper International Multi-Cap Core Funds Avg.	20.45	6.34	7.46	—

	Average Annual Total Returns as of 10/31/13
	One Year	Five Years	Ten Years	Since Inception
International Equity Portfolio (Class Q)	23.57%	N/A	N/A	5.48% (3/01/11)
International Equity Portfolio (Class R)	22.83	11.21%	N/A	2.89 (8/22/06)
International Equity Portfolio (Class T)	23.39	11.74	7.71%	—

18	The TARGET Portfolio Trust

Growth of a $10,000 Investment

International Equity Portfolio

The graph compares a $10,000 investment in the Target International Equity Portfolio (Class T) with a similar investment in the Morgan Stanley Capital International Europe, Australasia, Far East Net Dividend Index (MSCI EAFE ND Index) by portraying the initial account values at the beginning of the 10-year period (October 31, 2003) and the account values at the end of the current fiscal year (October 31, 2013), as measured on a quarterly basis.

Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Portfolio’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Portfolio or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

Total returns assume the reinvestment of all dividends and distributions, and take into account all charges and expenses applicable to an investment in each Portfolio. Class R shares are subject to an annual distribution and service (12b-1) fee of 0.75%. Class Q and T shares are not subject to a 12b-1 fee. Returns in the tables and graphs do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or following the redemption of Portfolio shares.

The TARGET Portfolio Trust	19

Target International Equity Portfolio

Performance (continued)

Inception returns are provided for any share class with less than 10 calendar years of returns.

Investors cannot invest directly in an index or average. The returns for the benchmark indexes would be lower if they reflected deductions for portfolio operating expenses, sales charges or taxes.

Benchmark Definitions

Lipper Customized Blend Funds Average

The Lipper Customized Blend Funds Average is a 50/50 blend of the Lipper International Multi-Cap Core Funds and Lipper International Large-Cap Core Funds Averages. Although Lipper classifies the Target International Equity Portfolio in the Lipper International Multi-Cap Core Funds Performance Universe, the Lipper Customized Blend Funds Performance Universe is utilized because the Portfolio’s manager believes that the funds included in this custom blend universe provide a more appropriate basis for Portfolio performance comparisons.

Lipper International Multi-Cap Core Funds Average

Lipper International Multi-Cap Core funds invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. International multi-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the MSCI EAFE Index.

Morgan Stanley Capital International Europe, Australasia, and Far East Net Dividend Index

The Morgan Stanley Capital International Europe, Australasia, and Far East Net Dividend Index (MSCI EAFE ND Index) is an unmanaged, weighted index that reflects stock price movements in Europe, Australasia, and the Far East. It gives an indication of how foreign stocks have performed.

Benchmark Inception Returns

International Equity Portfolio—MSCI EAFE ND Index Closest Month-End to Inception cumulative total returns as of 10/31/13 are 17.03% for Class Q; 22.23% for Class R. MSCI EAFE ND Index Closest Month-End to Inception average annual total returns as of 9/30/13 are 4.92% for Class Q; 2.40% for Class R. Lipper Customized Blend Funds Average Closest Month-End to Inception cumulative total returns as of 10/31/13 are 15.39% for Class Q and 22.20% for Class R. Lipper Customized Blend Funds Average Closest Month-End to Inception average annual total returns as of 9/30/13 are 4.35% for Class Q and 2.32% for Class R. Lipper International Multi-Cap Core Funds Average Closest Month-End to Inception cumulative total returns as of 10/31/13 are 15.76% for Class Q; 22.39% for Class R. Lipper International Multi-Cap Core Funds Average Closest Month-End to Inception average annual total returns as of 9/30/13 are 4.45% for Class Q; 2.30% for Class R.

Investors cannot invest directly in an index or average. The returns for the benchmark indexes would be lower if they reflected deductions for portfolio operating expenses, sales charges, or taxes.

The Lipper averages represent returns based on an average of all funds in the respective Lipper categories for the periods noted. The returns for the Lipper averages reflect the deduction of mutual fund operating expenses, but not sales charges or taxes.

20	The TARGET Portfolio Trust

Strategy and Performance Overview

International Equity Portfolio

The International Equity Portfolio’s Class T shares returned 23.39% for the 12-month reporting period ended October 31, 2013, underperforming the 26.88% return of the Morgan Stanley Capital International Europe, Australasia, and Far East Net Dividend Index (MSCI EAFE ND Index) (the Index). The Class T shares were virtually in line with the 23.52% gain of the Lipper International Multi-Cap Core Funds Average and slightly trailed the 23.84% return of the Lipper Customized Blend Funds Average.

LSV Asset Management (LSV) and Thornburg Investment Management (Thornburg) are co-subadvisers of the Portfolio, which combines the distinct approaches of LSV’s international value approach (deep value) and Thornburg’s international approach (core/relative value).

Over the reporting period, all international regions and sectors, as listed in the MSCI EAFE Index (the “Index”), turned in positive returns. Earlier in the year, markets pulled back as participants began digesting the possibility of a cutback in the U.S. Federal Reserve’s (Fed) asset purchases through its quantitative easing (QE) program. Emerging markets stocks, bonds, and currencies were hit especially hard by the Fed’s talk of tapering, in conjunction with slowing economic growth, fund outflows, and falling commodity prices.

As the period drew to a close, the Fed announced its asset purchases would remain intact. This came as a surprise to many who had anticipated the tapering; in response, markets touched five-year highs. Prospects in Europe began to show signs of improvement during the period and the financials sector continued to recover as investors became more comfortable with Europe’s sovereign debt and banking woes. On the other hand, emerging markets continued to lag, as more attention continued to be focused stocks on the developed world.

•

Although results were very strong, the Portfolio underperformed the Index during the period, primarily due to stock selection. An overweight position in the consumer discretionary sector (the Index’s best performing group) contributed to relative performance; however, the Portfolio’s holdings failed to keep up with returns in the Index.

•

The Portfolio experienced similar effects in the healthcare and industrials sectors. The Portfolio gained but failed to keep pace with each sector’s returns within the Index. The Portfolio’s underweight in one of the Index’s worst

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

The TARGET Portfolio Trust	21

Strategy and Performance Overview (continued)

performing groups, materials, however, contributed to relative performance. From a regional standpoint, stock selection in Western Europe helped, but holdings in the Pacific Rim fell behind returns in the region within the Index.

•

LSV’s portion of the Portfolio outperformed the Index, while Thornburg’s portion underperformed during the reporting period. LSV outperformed largely due to stock selection. Its returns were strongest in the financials, materials, and energy sectors. From a country perspective, the Fund benefitted the most from its holdings in the U.K., France, and Switzerland. The Thornburg portion of the Portfolio underperformed as security selection was negative versus the Index in eight of the 10 sectors.

•

The largest areas of weakness were in the consumer discretionary and financials sectors. In financials, what the Portfolio didn’t hold hurt the most. For example, Thornburg shied away from European commercial banks during the period and missed out on their recent recovery. From the perspective of country allocation, Thornburg’s underexposure to Japan detracted relative to the Index, and exposure to emerging markets in countries such as Brazil and Mexico detracted significantly.

•

From time-to-time, Thornburg will use currency forwards (a form of a derivative security) as a tool to hedge some of the currency risk from investing in non-U.S. stocks. This intermittent hedging strategy is not expected to have a significant impact on the performance of the overall Portfolio. During the reporting period, foreign exchange hedging had a slightly positive effect on the Portfolio.

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

22	The TARGET Portfolio Trust

Target Total Return Bond Portfolio

Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

	Cumulative Total Returns as of 10/31/13
	One Year	Five Years	Ten Years	Since Inception
Total Return Bond Portfolio (Class R)	–1.78%	46.65%	N/A	53.37% (8/22/06)
Total Return Bond Portfolio (Class T)	–1.43	50.36	77.86%	—
Barclays U.S. Aggregate Bond Index	–1.08	34.37	59.45	—
Lipper Core Bond Funds Avg.	–0.95	40.81	53.42	—
Lipper Corporate Debt BBB-Rated Funds Avg.	–0.42	63.65	71.97	—

	Average Annual Total Returns as of 9/30/13
	One Year	Five Years	Ten Years	Since Inception
Total Return Bond Portfolio (Class R)	–2.53%	7.28%	N/A	6.07% (8/22/06)
Total Return Bond Portfolio (Class T)	–2.18	7.82	5.75%	—
Barclays U.S. Aggregate Bond Index	–1.68	5.41	4.59	—
Lipper Core Bond Funds Avg.	–1.47	5.96	4.18	—
Lipper Corporate Debt BBB-Rated Funds Avg.	–0.98	8.28	5.28	—

	Average Annual Total Returns as of 10/31/13
	One Year	Five Years	Ten Years	Since Inception
Total Return Bond Portfolio (Class R)	–1.78%	7.96%	N/A	6.12% (8/22/06)
Total Return Bond Portfolio (Class T)	–1.43	8.50	5.93%	—

Source: Prudential Investments LLC and Lipper Inc.

Total returns assume the reinvestment of all dividends and distributions, and take into account all charges and expenses applicable to an investment in each Portfolio. Class R shares are subject to an annual distribution and service (12b-1) fee of 0.75%. Class T and Class Q shares are not subject to a 12b-1 fee. Returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or following the redemption of Portfolio shares.

Inception returns are provided for any share class with less than 10 calendar years of returns.

Investors cannot invest directly in an index or average. The returns for the benchmark indexes would be lower if they reflected deductions for portfolio operating expenses, sales charges, or taxes.

The TARGET Portfolio Trust	23

Target Total Return Bond Portfolio

Performance (continued)

Growth of a $10,000 Investment

Total Return Bond Portfolio

The graph compares a $10,000 investment in the Target Total Return Bond Portfolio (Class T) with a similar investment in the Barclays U.S. Aggregate Bond Index by portraying the initial account values at the beginning of the 10-year period (October 31, 2003) and the account values at the end of the current fiscal year (October 31, 2013), as measured on a quarterly basis.

Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Portfolio’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Portfolio or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Total returns assume the reinvestment of all dividends and distributions, and take into account all charges and expenses applicable to an investment in each Portfolio. Class R shares are subject to an annual distribution and service (12b-1) fee of 0.75%. Returns in the tables and graphs do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or following the redemption of Portfolio shares.

Inception returns are provided for any share class with less than 10 calendar years of returns.

Investors cannot invest directly in an index or average. The returns for the benchmark indexes would be lower if they reflected deductions for portfolio operating expenses, sales charges, or taxes.

24	The TARGET Portfolio Trust

Benchmark Definitions

Barclays U.S. Aggregate Bond Index

The Barclays U.S. Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies and by corporations with between one and 10 years remaining to maturity. It gives a broad indication of how bond prices of short- and intermediate-term bonds have performed.

Lipper Core Bond Funds Average

Lipper Core Bond funds invest at least 85% in domestic investment-grade debt issues (rated in the top four grades) with any remaining investment in non-benchmark sectors such as high yield, global and emerging market debt. These funds maintain dollar-weighted average maturities of five to ten years. Although Lipper classifies the Target Total Return Bond Portfolio in the Lipper Corporate Debt BBB-Rated Funds Performance Universe, the Lipper Core Bond Funds Performance Universe is utilized because the Portfolio’s manager believes that the funds included in this universe provide a more appropriate basis for Portfolio performance comparisons.

Lipper Corporate Debt BBB-Rated Funds Average

Lipper Corporate Debt BBB-Rated funds invest at least 65% of their assets in corporate and government debt issues rated in the top four grades.

Benchmark Inception Returns

Total Return Bond Portfolio—Barclays U.S. Aggregate Bond Index Closest Month-End to Inception cumulative total return as of 10/31/13 is 44.23% for Class R. Barclays U.S. Aggregate Bond Index Closest Month-End to Inception average annual total return as of 9/30/13 is 5.19% for Class R. Lipper Core Bond Funds Average Closest Month-End to Inception cumulative total return as of 10/31/13 is 40.49% for Class R. Lipper Core Bond Funds Average Closest Month-End to Inception average annual total return as of 9/30/13 is 4.73% for Class R. Lipper Corporate Debt BBB-Rated Funds Average Closest Month-End to Inception cumulative total return as of 10/31/13 is 53.15% for Class R. Lipper Corporate Debt BBB-Rated Funds Average Closest Month-End to Inception average annual total return as of 9/30/13 is 5.90% for Class R.

The Lipper Averages represent returns based on an average of all funds in the respective Lipper categories for the periods noted. The returns for the Lipper averages reflect the deduction of operating expenses, sales charges or taxes.

The TARGET Portfolio Trust	25

Strategy and Performance Overview

Total Return Bond Portfolio

The Total Return Bond Portfolio’s Class T shares declined 1.43% for the 12-month reporting period ended October 31, 2013, underperforming the 1.08% decline of the Barclays U.S. Aggregate Bond Index, the 0.95% decline of the Lipper Core Bond Funds Average, and the 0.42% decline of the Lipper Corporate Debt BBB-Rated Funds Average. Pacific Investment Management Company LLC (PIMCO) manages the Portfolio.

Following the reelection of Barack Obama, market participants then quickly turned their attention to the uncertainty surrounding fiscal coordination. Despite the rhetoric surrounding the fiscal cliff and the damage from Hurricane Sandy, there was positive economic data released towards the end of 2012.

The beginning of 2013 through the end of the second quarter can be defined as a tale of two halves, while concerns that the U.S. Federal Reserve might ease its bond purchase program and a resilient equity rally dominated headlines during the third quarter:

•	To start the year, U.S. equity indexes reached new highs and Treasuries sold off as signs of renewed momentum in the world’s largest economy fueled risk appetite.

•

Then, in the second quarter, conditions in financial markets deteriorated as investors reacted to signals by the Federal Reserve (Fed) that it would begin to slow the pace of asset purchases later this year. The shift in tone fueled a broad-based sell-off of fixed income assets, undermining market liquidity, and sending yields higher across the risk spectrum.

•

While the Fed’s choice to later eschew market consensus in the third quarter and delay tapering left investors in a state of disbelief, a few key factors guided its hand. Chief among them was economic data. Ever since the Fed began hinting at tapering this spring, headline indicators of economic growth have been unconvincing.

•

The Fed is also keeping a wary eye on the uncertain fiscal policy landscape. The economy is unlikely to escape both a government shutdown and another debt ceiling debate unscathed. Against this backdrop of elevated economic and fiscal policy uncertainty, the Fed continues to enhance one source of certainty for investors: the federal funds rate. The Fed will not begin raising

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

26	The TARGET Portfolio Trust

rates until a “considerable time” after the third quantitative easing (QE3) has been wound down; the longer the withdrawal from QE3 is delayed, the further the Fed pushes out the eventual first rate hike.

The following is a summary of the main factors that contributed to and detracted from the relative performance of the Portfolio versus its benchmark for the fiscal year:

•

While rates generally rose across the curve for the period, the Portfolio’s curve positioning added to relative returns, as a focus on short-to-intermediate maturities and an underweight to the long end of the yield curve were positive for performance.

•

Interest rate exposure to non-U.S. economies detracted from returns. In the developed world, tactical exposures to Australia and Canada were negative as rates rose in those countries. A modest allocation to interest rates in Brazil also detracted from returns, as rates rose on the heels of central bank action and inflation concerns.

•

The Portfolio’s mortgage exposure added to relative performance for the period. While positioning and security selection within Agency mortgages were negative for returns, this was more than offset by an allocation to non-Agency mortgages, which continued to rally amid the ongoing housing recovery.

•	Holdings of Treasury inflation-protected securities (TIPS) detracted from returns as breakeven inflation levels narrowed over the period.

•

The Portfolio’s underweight to the investment-grade corporate sector detracted from returns as spreads narrowed generally; however, a focus on financials—both in investment-grade credit and high yield—contributed to returns as they outperformed the broader corporate sector for the period.

•	Exposure to emerging market (EM) external debt added to returns for the period. This was driven primarily by tactical security selection within select high-quality EM regions.

•

Modest currency exposure also contributed to returns for the period. An allocation to select high-quality emerging market currencies, such as the Mexican peso, added to returns as it appreciated versus the U.S. dollar.

•	Derivatives were used in the Fund and are instrumental in attaining specific exposures targeted to gain from anticipated market developments. The Fund’s

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

The TARGET Portfolio Trust	27

Strategy and Performance Overview (continued)

U.S. duration positioning, which was positive for returns, was partly facilitated through the use of interest rate swaps. The allocations to emerging markets local debt, which detracted from relative performance, included exposure to local debt in Brazil that was implemented using zero-coupon interest rate swaps. Additionally, corporate exposure was negative for performance, and was implemented partially through the use of credit default swaps.

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

28	The TARGET Portfolio Trust

Target Intermediate-Term Bond Portfolio

Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

	Cumulative Total Returns as of 10/31/13
	One Year	Five Years	Ten Years
Intermediate-Term Bond Portfolio (Class T)	–1.41%	39.73%	70.75%
Barclays Intermediate Govt./Credit Bond Index	–0.03	29.92	51.75
Lipper Core Bond Funds Avg.	–0.95	40.81	53.42

	Average Annual Total Returns as of 9/30/13
	One Year	Five Years	Ten Years
Intermediate-Term Bond Portfolio (Class T)	–1.51%	6.84%	5.37%
Barclays Intermediate Govt./Credit Bond Index	–0.50	4.95	4.10
Lipper Core Bond Funds Avg.	–1.47	5.96	4.18

	Average Annual Total Returns as of 10/31/13
	One Year	Five Years	Ten Years
Intermediate-Term Bond Portfolio (Class T)	–1.41%	6.92%	5.50%

Source: Prudential Investments LLC and Lipper Inc.

Total returns assume the reinvestment of all dividends and distributions, and take into account all charges and expenses applicable to an investment in each Portfolio. Returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or following the redemption of Portfolio shares.

Investors cannot invest directly in an index or average. The returns for the benchmark indexes would be lower if they reflected deductions for portfolio operating expenses, sales charges, or taxes.

The TARGET Portfolio Trust	29

Target Intermediate-Term Bond Portfolio

Performance (continued)

Growth of a $10,000 Investment

Intermediate-Term Bond Portfolio

The graph compares a $10,000 investment in the Target Intermediate-Term Bond Portfolio (Class T) with a similar investment in the Barclays Intermediate Government/Credit Bond Index by portraying the initial account values at the beginning of the 10-year period (October 31, 2003) and the account values at the end of the current fiscal year (October 31, 2013), as measured on a quarterly basis.

Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Portfolio’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Portfolio or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Total returns assume the reinvestment of all dividends and distributions, and take into account all charges and expenses applicable to an investment in each Portfolio. Returns in the tables and graphs do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or following the redemption of Portfolio shares.

Investors cannot invest directly in an index or average. The returns for the benchmark indexes would be lower if they reflected deductions for portfolio operating expenses, sales charges, or taxes.

30	The TARGET Portfolio Trust

Benchmark Definitions

Barclays Intermediate Government/Credit Bond Index

The Barclays Intermediate Government/Credit Bond Index is an unmanaged index of publicly traded U.S. government bonds and investment-grade corporate bonds with maturities of up to 10 years. It gives a broad indication of how intermediate-term bonds have performed.

Lipper Core Bond Funds Average

Lipper Core Bond funds invest at least 85% in domestic investment-grade debt issues (rated in the top four grades) with any remaining investment in non-benchmark sectors such as high yield, global and emerging market debt. These funds maintain dollar-weighted average maturities of five to ten years.

The Lipper Average represents returns based on an average of all funds in the respective Lipper category for the periods noted. The returns for the Lipper average reflect the deduction of operating expenses, sales charges or taxes.

The TARGET Portfolio Trust	31

Strategy and Performance Overview

Intermediate-Term Bond Portfolio

The Intermediate-Term Bond Portfolio’s Class T shares declined by 1.41% for the 12-month reporting period ended October 31, 2013, underperforming the 0.03% decline of the Barclays Intermediate Government/Credit Index and the 0.95% decline of the Lipper Core Bond Funds Average. Pacific Investment Management Company LLC (PIMCO) manages the Portfolio.

Following the reelection of Barack Obama, market participants quickly turned their attention to the uncertainty surrounding fiscal coordination. Despite the rhetoric surrounding the fiscal cliff and the damage from Hurricane Sandy, there was positive economic data released towards the end of 2012.

The beginning of 2013 through the end of the second quarter can be defined as a tale of two halves, while taper talk and a resilient equity rally dominated headlines during the third quarter:

•	To start the year, U.S. equity indices reached new highs and Treasuries sold off as signs of renewed momentum in the world’s largest economy fueled risk appetite.

•

Then, in the second quarter, conditions in financial markets deteriorated as investors reacted to signals by the Federal Reserve (Fed) that it would begin to slow the pace of asset purchases later this year. The shift in tone fueled a broad-based sell-off of fixed income assets, undermining market liquidity, and sending yields higher across the risk spectrum.

•

While the Fed’s choice to later eschew market consensus in the third quarter and delay tapering left investors in a state of disbelief, a few key factors guided its hand. Chief among them was economic data. Ever since the Fed began hinting at tapering this spring, headline indicators of economic growth have been unconvincing.

•

The Fed is also keeping a wary eye on the uncertain fiscal policy landscape. The economy is unlikely to escape both a government shutdown and another debt ceiling debate unscathed. Against this backdrop of elevated economic and fiscal policy uncertainty, the Fed continues to enhance one source of certainty for investors: the federal funds rate. The Fed will not begin raising rates until a “considerable time” after the third quantitative easing (QE3) has been wound down; the longer the withdrawal from QE3 is delayed, the further the Fed pushes out the eventual first rate hike.

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

32	The TARGET Portfolio Trust

The following is a summary of the main factors that contributed to and detracted from the relative performance of the Portfolio versus its benchmark for the fiscal year:

•	The Portfolio held an overweight or higher duration against the benchmark for most of the period, which detracted from returns as rates rose across most of the yield curve.

•

Interest rate exposure to non-U.S. economies detracted from returns, however. In the developed world, tactical exposures to Australia and the U.K. were negative as rates rose in those countries. A modest allocation to interest rates in Brazil also detracted from returns, as rates rose on the heels of central bank action and inflation concerns.

•

The Portfolio’s mortgage exposure added to relative performance for the period. While positioning and security selection within Agency mortgages was modestly positive, an allocation to non-Agency mortgages contributed substantially, as these securities continued to rally amid the ongoing housing recovery.

•	Holdings of Treasury inflation-protected securities (TIPS) detracted from returns as breakeven inflation levels narrowed over the period.

•

The Portfolio’s overall underweight to the broader corporate sector, as well as defensive positioning within high yield credit, detracted from performance; however, a focus on financials partially offset this negative impact as they outperformed the broader corporate sector for the period.

•	Exposure to emerging market (EM) external debt added to returns for the period. This was driven primarily by tactical security selection within select high-quality EM regions, such as Brazil.

•

Modest currency exposure also contributed to returns. Defensive positioning against the Japanese yen added to returns as currency depreciation—a byproduct of Japan’s aggressive monetary policy—accelerated over the period.

•

Derivatives were used in the Fund and are instrumental in attaining specific exposures targeted to gain from anticipated market developments. The Fund’s U.S. duration positioning, which was positive for returns, was partly facilitated through the use of interest rate swaps. The allocations to emerging markets local debt, which was detracted from relative performance, included exposure to local debt in Brazil that was implemented using zero-coupon interest rate swaps. Additionally, corporate exposure was negative for performance, and was implemented partially through the use of credit default swaps.

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

The TARGET Portfolio Trust	33

Target Mortgage-Backed Securities Portfolio

Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

	Cumulative Total Returns as of 10/31/13
	One Year	Five Years	Ten Years
Mortgage-Backed Securities Portfolio (Class T)	–0.97%	42.11%	63.59%
Barclays Mortgage-Backed Securities Index	–0.36	28.06	60.73
Citigroup Mortgage-Backed Securities Index	–0.36	28.63	61.52
Lipper U.S. Mortgage Funds Avg.	–0.18	33.33	52.81

	Average Annual Total Returns as of 9/30/13
	One Year	Five Years	Ten Years
Mortgage-Backed Securities Portfolio (Class T)	–2.00%	6.73%	4.91%
Barclays Mortgage-Backed Securities Index	–1.20	4.66	4.75
Citigroup Mortgage-Backed Securities Index	–1.20	4.68	4.81
Lipper U.S. Mortgage Funds Avg.	–0.99	5.02	3.94

	Average Annual Total Returns as of 10/31/13
	One Year	Five Years	Ten Years
Mortgage-Backed Securities Portfolio (Class T)	–0.97%	7.28%	5.05%

Source: Prudential Investments LLC and Lipper Inc.

Total returns assume the reinvestment of all dividends and distributions, and take into account all charges and expenses applicable to an investment in each Portfolio. Returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or following the redemption of Portfolio shares.

Investors cannot invest directly in an index or average. The returns for the benchmark indexes would be lower if they reflected deductions for portfolio operating expenses, sales charges, or taxes.

34	The TARGET Portfolio Trust

Growth of a $10,000 Investment

Mortgage Backed Securities Portfolio

The graph compares a $10,000 investment in the Target Mortgage-Backed Securities Portfolio (Class T) with a similar investment in the Barclays Mortgage-Backed Securities Index and the Citigroup Mortgage-Backed Securities Index by portraying the initial account values at the beginning of the 10-year period (October 31, 2003) and the account values at the end of the current fiscal year (October 31, 2013), as measured on a quarterly basis.

Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Portfolio’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Portfolio or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

Total returns assume the reinvestment of all dividends and distributions, and take into account all charges and expenses applicable to an investment in each Portfolio. Returns in the tables and graphs do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or following the redemption of Portfolio shares.

The TARGET Portfolio Trust	35

Target Mortgage-Backed Securities Portfolio

Performance (continued)

Investors cannot invest directly in an index or average. The returns for the benchmark indexes would be lower if they reflected deductions for portfolio operating expenses, sales charges, or taxes.

Benchmark Definitions

Barclays Mortgage-Backed Securities Index

The Barclays Mortgage-Backed Securities Index is an unmanaged, market capitalization-weighted index of 15- and 30-year fixed-rate securities backed by GNMA, FNMA, and FHLMC mortgage pools, and balloon mortgages with fixed-rate coupons.

Citigroup Mortgage-Backed Securities Index

The Citigroup Mortgage-Backed Securities Index is an unmanaged index of 15- and 30-year mortgage-related securities issued by U.S. government agencies. It gives a broad indication of how mortgage-backed securities have performed.

Lipper U.S. Mortgage Funds Average

Lipper U.S. Mortgage funds invest primarily in mortgages/securities issued or guaranteed as to principal and interest by the U.S. government and certain federal agencies.

Investors cannot invest directly in an index or average. The returns for the benchmark indexes would be lower if they reflected deductions for portfolio operating expenses, sales charges or taxes.

The Lipper Average represents returns based on an average of all funds in the respective Lipper category for the periods noted. The returns for the Lipper average reflect the deduction of portfolio operating expenses, but not sales charges or taxes.

36	The TARGET Portfolio Trust

Strategy and Performance Overview

Mortgage-Backed Securities Portfolio

The Target Mortgage-Backed Securities Portfolio declined by 0.97% for the 12-month reporting period ended October 31, 2013, underperforming the 0.36% decline of the Barclays U.S. Mortgage Backed Securities Index (the Index). The Portfolio also underperformed the 0.18% decline of the Lipper U.S. Mortgage Funds Average. Wellington Management Company, LLP (Wellington Management) managed the Portfolio.

•

In the Index, mortgage-backed securities (MBS) posted a negative total return in the fourth quarter of 2012, while residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS) continued their strong performance amid broad-based investor demand in a low-yielding environment and positive momentum in home prices. These trends carried into the first quarter of 2013, with MBS posting a slight negative total return while RMBS and CMBS posted positive returns.

•

Bonds sold off sharply during the second quarter and credit spreads (the difference in yield between investment-grade bonds and U.S. Treasuries) generally widened as speculation that the U. S. Federal Reserve Bank (Fed) would cut stimulus sooner than expected roiled financial markets. The MBS market stabilized in July and August as spreads adjusted to expectations of a September reduction in Fed purchases, including the assumption that MBS purchases would be reduced alongside Treasuries.

•

Sector returns moved back into positive territory after the Fed surprised the market by leaving its purchase pace unchanged, helping the Barclays MBS Fixed Rate Index finish the reporting period with a positive total return. Speculative news regarding Fed tapering and its impact on yields and spreads drove sector returns.

•

Exposure to non-agency RMBS and security selection within 30-year Government National Mortgage Association bonds (GNMAs) were the primary contributors to relative performance during the period. The Portfolio’s allocation to commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS) also contributed to relative results, but to a lesser extent.

•

Yield curve and duration positioning also added during the period. On the other hand, security selection in longer-term bonds bearing higher face-value interest rates detracted from relative performance. The Portfolio’s exposure to

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

The TARGET Portfolio Trust	37

Strategy and Performance Overview (continued)

agency CMOs, particularly Inverse IOs, which pay a coupon inversely related to market rates, also negatively impacted performance during the period.

•

The non-agency RMBS sector had a solid year amid strong housing fundamentals and a favorable technical backdrop. Within the sector, the Portfolio’s allocation to high-quality bonds was the primary driver of outperformance.

•	Within the ABS sector, the Portfolio continued to favor higher-quality debt securities in the auto industry, a primary contributor to this sector over the reporting period.

•

Security selection within 30-year GNMAs, particularly those with the middle and higher yielding interest rates, contributed positively to performance. The Portfolio favored GNMAs over mortgages backed by Fannie Mae and Freddie Mac for much of the year, believing that these securities would outperform due to demand from overseas investors.

•

The Portfolio continued to hold agency collateralized mortgage obligations (CMOs) as mortgage credit remains constrained. However, the Portfolio’s Inverse Interest Only (IIO) allocation hurt performance due to the increased refinancing activity driven by the Home Affordable Refinance Program (HARP) and increased interest rate volatility after the Fed’s June FOMC meeting.

•

Security selection within middle and high Fannie Mae and Freddie Mac mortgages also hurt performance, particularly during the second quarter of 2013, amid concerns that an expansion in eligibility for the government’s Home Affordable Refinance Program (HARP) could boost prepayments.

•

During the reporting period, the Portfolio used interest rate swaps and interest rate futures to tactically manage exposure to interest rate risk. The Portfolio’s exposure to these derivatives contributed positively to relative performance.

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

38	The TARGET Portfolio Trust

Fees and Expenses (Unaudited)

As a shareholder of the Trust, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, and other Trust expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2013, at the beginning of the period, and held through the six-month period ended October 31, 2013. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following pages provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following pages provides information about hypothetical account values and hypothetical expenses based on the Trust’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Trust’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Trust and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Trust’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following pages. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account

The TARGET Portfolio Trust	39

Fees and Expenses (continued)

balance or the number of Prudential Investments funds, including the Trust, that you own. You should consider the additional fees that were charged to your Trust account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Large Capitalization Growth Portfolio	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class R
Actual	$1,000.00	$1,147.80	1.31%	$7.09
Hypothetical	$1,000.00	$1,018.60	1.31%	$6.67
Class T
Actual	$1,000.00	$1,150.60	0.81%	$4.39
Hypothetical	$1,000.00	$1,021.12	0.81%	$4.13

Large Capitalization Value Portfolio	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class R
Actual	$1,000.00	$1,123.00	1.30%	$6.96
Hypothetical	$1,000.00	$1,018.65	1.30%	$6.61
Class T
Actual	$1,000.00	$1,125.80	0.80%	$4.29
Hypothetical	$1,000.00	$1,021.17	0.80%	$4.08

40	The TARGET Portfolio Trust

Small Capitalization Growth Portfolio	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class R
Actual	$1,000.00	$1,149.90	1.36%	$7.37
Hypothetical	$1,000.00	$1,018.35	1.36%	$6.92
Class T
Actual	$1,000.00	$1,153.20	0.86%	$4.67
Hypothetical	$1,000.00	$1,020.87	0.86%	$4.38

Small Capitalization Value Portfolio	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class R
Actual	$1,000.00	$1,149.80	1.24%	$6.72
Hypothetical	$1,000.00	$1,018.95	1.24%	$6.31
Class T
Actual	$1,000.00	$1,152.20	0.74%	$4.01
Hypothetical	$1,000.00	$1,021.48	0.74%	$3.77

International Equity Portfolio	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class Q
Actual	$1,000.00	$1,089.40	0.82%	$4.32
Hypothetical	$1,000.00	$1,021.07	0.82%	$4.18
Class R
Actual	$1,000.00	$1,086.50	1.44%	$7.57
Hypothetical	$1,000.00	$1,017.95	1.44%	$7.32
Class T
Actual	$1,000.00	$1,088.70	0.94%	$4.95
Hypothetical	$1,000.00	$1,020.47	0.94%	$4.79

The TARGET Portfolio Trust	41

Fees and Expenses (continued)

Total Return Bond Portfolio	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class R
Actual	$1,000.00	$968.00	1.16%	$5.75
Hypothetical	$1,000.00	$1,019.36	1.16%	$5.90
Class T
Actual	$1,000.00	$969.80	0.66%	$3.28
Hypothetical	$1,000.00	$1,021.88	0.66%	$3.36

Intermediate-Term Bond Portfolio	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class T
Actual	$1,000.00	$970.70	0.73%	$3.63
Hypothetical	$1,000.00	$1,021.53	0.73%	$3.72

Mortgage Backed Securities Portfolio	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class T
Actual	$1,000.00	$984.40	0.96%	$4.80
Hypothetical	$1,000.00	$1,020.37	0.96%	$4.89

* Portfolio expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2013, and divided by the 365 days in the Portfolio’s fiscal year ended October 31, 2013 (to reflect the six-month period).

Each Portfolio’s annual expense ratios for the year ended October 31, 2013, are as follows:

Target Portfolio Trust—Large Capitalization Growth Portfolio

Class	Gross Operating Expenses	Net Operating Expenses
R	1.56%	1.31%
T	0.81	0.81

42	The TARGET Portfolio Trust

Target Portfolio Trust—Large Capitalization Value Portfolio

Class	Gross Operating Expenses	Net Operating Expenses
R	1.55%	1.30%
T	.80	.80

Target Portfolio Trust—Small Capitalization Growth Portfolio

Class	Gross Operating Expenses	Net Operating Expenses
R	1.63%	1.38%
T	.88	.88

Target Portfolio Trust—Small Capitalization Value Portfolio

Class	Gross Operating Expenses	Net Operating Expenses
R	1.42%	1.17%
T	0.67	0.67

Target Portfolio Trust—International Equity Portfolio

Class	Gross Operating Expenses	Net Operating Expenses
Q	0.82%	0.82%
R	1.69	1.44
T	0.94	0.94

Target Portfolio Trust—Total Return Bond Portfolio

Class	Gross Operating Expenses	Net Operating Expenses
R	1.39%	1.14%
T	0.64	0.64

Target Portfolio Trust—Intermediate-Term Bond Portfolio

Class	Gross Operating Expenses	Net Operating Expenses
T	.71%	.71%

Target Portfolio Trust—Mortgage-Backed Securities Portfolio

Class	Gross Operating Expenses	Net Operating Expenses
T	.93%	.93%

The TARGET Portfolio Trust	43

Fees and Expenses (continued)

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. Additional information on Portfolio expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

44	The TARGET Portfolio Trust

Portfolio of Investments As of October 31, 2013	Large Capitalization Growth Portfolio

SHARES	DESCRIPTION	VALUE (NOTE 1)
	LONG-TERM INVESTMENTS—97.8%

	COMMON STOCKS

	Beverages—0.5%
25,782	Diageo PLC (United Kingdom)	$821,871
5,416	Pernod-Ricard SA (France)(a)	650,511

		1,472,382

	Biotechnology—3.6%
12,270	Alexion Pharmaceuticals, Inc.*	1,508,597
8,017	Biogen Idec, Inc.*	1,957,671
12,674	Celgene Corp.*	1,881,962
41,100	Gilead Sciences, Inc.*(a)	2,917,689
6,770	Illumina, Inc.*(a)	633,063
2,534	Regeneron Pharmaceuticals, Inc.*	728,778

		9,627,760

	Broadcasting—0.6%
18,700	Discovery Communications, Inc. (Class A Stock)*	1,662,804

	Business Services—2.1%
138,566	Genpact Ltd.*	2,747,764
3,864	MasterCard, Inc. (Class A Stock)	2,770,874

		5,518,638

	Chemicals—2.7%
8,440	Airgas, Inc.	920,551
39,147	Ecolab, Inc.	4,149,582
15,729	Monsanto Co.	1,649,657
2,955	Sherwin-Williams Co. (The)	555,540

		7,275,330

	Commercial Services—0.8%
9,990	FleetCor Technologies, Inc.*	1,152,346
16,530	Verisk Analytics, Inc. (Class A Stock)*	1,132,636

		2,284,982

	Computer Hardware—3.8%
13,789	Apple, Inc.	7,202,684
74,055	NetApp, Inc.	2,874,075

		10,076,759

	Computer Services & Software—5.4%
41,681	Accenture PLC (Class A Stock)	3,063,554
7,240	Amazon.com, Inc.*	2,635,577
41,296	Cognizant Technology Solutions Corp. (Class A Stock)*	3,589,861
93,191	salesforce.com, Inc.*(a)	4,972,672

See Notes to Financial Statements.

The TARGET Portfolio Trust	45

Large Capitalization Growth Portfolio (continued)	Portfolio of Investments As of October 31, 2013

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Computer Services & Software (continued)
4,820	Teradata Corp.*(a)	$212,417

		14,474,081

	Computers & Peripherals—0.9%
95,026	EMC Corp.	2,287,276

	Cosmetics & Toiletries—2.4%
13,013	Colgate-Palmolive Co.	842,331
77,609	Estee Lauder Cos., Inc. (The) (Class A Stock)	5,507,135

		6,349,466

	Distribution/Wholesale—0.2%
16,380	LKQ Corp.*	541,031

	Diversified Financial Services—4.0%
7,441	Affiliated Managers Group, Inc.*	1,469,151
17,770	American Express Co.	1,453,586
2,892	BlackRock, Inc.	869,942
195,582	Charles Schwab Corp. (The)(a)	4,429,932
8,400	IntercontinentalExchange, Inc.*(a)	1,618,932
27,520	Morgan Stanley	790,650

		10,632,193

	Electronic Components & Equipment—0.5%
26,410	AMETEK, Inc.	1,263,190

	Electronics—2.2%
46,354	Amphenol Corp. (Class A Stock)	3,721,763
74,561	National Instruments Corp.	2,165,997

		5,887,760

	Engineering/Construction—1.9%
69,572	Fluor Corp.	5,163,634

	Entertainment & Leisure—0.8%
22,440	Las Vegas Sands Corp.	1,575,737
3,503	Polaris Industries, Inc.(a)	458,718

		2,034,455

	Environmental Control—1.5%
34,865	Stericycle, Inc.*	4,051,313

	Financial Services—3.3%
45,585	Visa, Inc. (Class A Stock)	8,965,202

See Notes to Financial Statements.

46	The TARGET Portfolio Trust

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Food—4.4%
7,731	Danone (France)	$572,593
65,420	Mead Johnson Nutrition Co.	5,342,197
38,130	Mondelez International, Inc. (Class A Stock)	1,282,693
72,670	Whole Foods Market, Inc.	4,587,657

		11,785,140

	Hand/Machine Tools—0.2%
6,960	Stanley Black & Decker, Inc.	550,466

	Healthcare Products—3.4%
2,845	Cooper Cos., Inc. (The)(a)	367,602
20,044	Covidien PLC	1,285,021
28,374	IDEXX Laboratories, Inc.*(a)	3,060,420
12,114	Intuitive Surgical, Inc.*	4,500,351

		9,213,394

	Healthcare Services—2.4%
35,768	Covance, Inc.*	3,192,652
57,327	DaVita HealthCare Partners, Inc.*	3,222,350

		6,415,002

	Holding Companies—Diversified—0.3%
4,859	LVMH Moet Hennessy Louis Vuitton SA (France)	932,910

	Hotels, Restaurants & Leisure—0.7%
10,630	Wynn Resorts Ltd.	1,767,238

	Insurance—0.3%
4,160	ACE Ltd.	397,031
6,920	MetLife, Inc.	327,385

		724,416

	Internet—1.3%
36,950	Facebook, Inc. (Class A Stock)*	1,857,107
2,797	LinkedIn Corp. (Class A Stock)*	625,605
13,420	TIBCO Software, Inc.*	329,595
19,000	Yahoo!, Inc.*	625,670

		3,437,977

	Internet Software & Services—6.8%
38,410	eBay, Inc.*	2,024,591
12,366	Google, Inc. (Class A Stock)*	12,744,153
33,760	Oracle Corp.	1,130,960
2,234	priceline.com, Inc.*	2,354,256

		18,253,960

	Machinery & Equipment—2.2%
5,592	Cummins, Inc.	710,296
7,259	Joy Global, Inc.(a)	411,948

See Notes to Financial Statements.

The TARGET Portfolio Trust	47

Large Capitalization Growth Portfolio (continued)	Portfolio of Investments As of October 31, 2013

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Machinery & Equipment (continued)
37,235	Roper Industries, Inc.	$4,721,770

		5,844,014

	Media—3.6%
4,280	AMC Networks, Inc. (Class A Stock)*	299,985
41,228	Comcast Corp. (Special Class A Stock)	1,908,857
6,980	Time Warner Cable, Inc.	838,647
18,430	Time Warner, Inc.	1,266,878
71,030	Twenty-First Century Fox, Inc.	2,420,703
13,170	Viacom, Inc. (Class B Stock)	1,096,929
26,480	Walt Disney Co. (The)	1,816,263

		9,648,262

	Medical Equipment—1.0%
28,257	Thermo Fisher Scientific, Inc.(a)	2,762,969

	Metals & Mining—1.2%
12,597	Precision Castparts Corp.	3,192,710

	Miscellaneous Manufacturers—3.4%
103,877	Danaher Corp.	7,488,493
17,660	Honeywell International, Inc.	1,531,652

		9,020,145

	Oil & Gas Services—3.5%
5,780	Antero Resources Corp	326,512
13,720	Cameron International Corp.*	752,679
22,505	Core Laboratories NV(a)	4,213,386
10,760	Dresser-Rand Group, Inc.*	653,885
70,626	FMC Technologies, Inc.*(a)	3,570,145

		9,516,607

	Oil, Gas & Consumable Fuels—4.0%
13,230	Anadarko Petroleum Corp.	1,260,687
27,260	Cabot Oil & Gas Corp.	962,823
17,715	Noble Energy, Inc.	1,327,385
9,276	Pioneer Natural Resources Co.	1,899,539
57,330	Schlumberger Ltd.	5,372,968

		10,823,402

	Pharmaceuticals—4.9%
7,450	Actavis PLC*	1,151,621
37,240	Bristol-Myers Squibb Co.	1,955,845
15,050	Catamaran Corp.*	706,748
108,468	Express Scripts Holding Co*	6,781,420

See Notes to Financial Statements.

48	The TARGET Portfolio Trust

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Pharmaceuticals (continued)
6,826	Perrigo Co.(a)	$941,237
11,810	Valeant Pharmaceuticals International, Inc.*	1,248,553
13,520	Zoetis, Inc.	428,043

		13,213,467

	Real Estate Investment Trust—1.0%
35,252	American Tower Corp.	2,797,246

	Retail—6.2%
1,863	Autozone, Inc.*(a)	809,827
40,726	Costco Wholesale Corp.	4,805,668
12,480	CVS Caremark Corp.	777,005
9,880	PetSmart, Inc.	718,869
1,587	PVH Corp.	197,693
23,161	Ross Stores, Inc.	1,791,503
85,789	Starbucks Corp.	6,953,198
9,934	Tractor Supply Co.	708,791

		16,762,554

	Retail & Merchandising—2.2%
24,721	Fossil Group, Inc.*	3,138,084
8,700	Michael Kors Holdings Ltd.*	669,465
5,294	Target Corp.	342,998
8,560	Tiffany & Co.	677,695
7,630	TJX Cos., Inc. (The)	463,828
8,971	Yum! Brands, Inc.	606,619

		5,898,689

	Semiconductors—3.4%
32,910	Altera Corp.	1,105,776
12,010	Linear Technology Corp.	494,092
9,070	NXP Semiconductor NV (Netherlands)*	382,028
102,629	QUALCOMM, Inc.	7,129,637

		9,111,533

	Software—2.2%
27,544	ANSYS, Inc.*	2,408,723
17,770	Autodesk, Inc.*	709,201
18,822	Cerner Corp.*(a)	1,054,597
19,620	Citrix Systems, Inc.*(a)	1,114,023
11,530	PTC, Inc.*	319,612
4,540	VMware, Inc. (Class A Stock)*(a)	369,011

		5,975,167

	Textiles, Apparel & Luxury Goods—0.8%
13,550	NIKE, Inc. (Class B Stock)	1,026,548
5,523	VF Corp.	1,187,445

		2,213,993

See Notes to Financial Statements.

The TARGET Portfolio Trust	49

Large Capitalization Growth Portfolio (continued)	Portfolio of Investments As of October 31, 2013

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Tobacco—0.4%
11,950	Philip Morris International, Inc.	$1,064,984

	Transportation—0.8%
21,194	Expeditors International of Washington, Inc.	959,876
4,360	Kansas City Southern	529,827
4,355	Union Pacific Corp.	659,347

		2,149,050

	TOTAL LONG-TERM INVESTMENTS (cost $190,478,360)	262,643,551

	SHORT-TERM INVESTMENT—13.5%

	AFFILIATED MONEY MARKET MUTUAL FUND
36,194,769	Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund (cost $36,194,769; includes $29,864,154 of cash collateral for securities on loan); (Note 3)(b)(w)	36,194,769

	TOTAL INVESTMENTS—111.3% (cost $226,673,129; Note 5)	298,838,320
	Liabilities in excess of other assets—(11.3)%	(30,449,295)

	NET ASSETS—100%	$268,389,025

The following abbreviation is used in the Portfolio descriptions:

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $29,078,889; cash collateral of $29,864,154 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$259,665,666	$2,977,885	$—
Affiliated Money Market Mutual Fund	36,194,769	—	—

Total	$295,860,435	$2,977,885	$—

See Notes to Financial Statements.

50	The TARGET Portfolio Trust

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2013 were as follows:

Affiliated Money Market Mutual Fund (11.1% represents investments purchased with collateral from securities on loan)	13.5%
Internet Software & Services	6.8
Retail	6.2
Computer Services & Software	5.4
Pharmaceuticals	4.9
Food	4.4
Oil, Gas & Consumable Fuels	4.0
Diversified Financial Services	4.0
Computer Hardware	3.8
Media	3.6
Biotechnology	3.6
Oil & Gas Services	3.5
Healthcare Products	3.4
Semiconductors	3.4
Miscellaneous Manufacturers	3.4
Financial Services	3.3
Chemicals	2.7
Healthcare Services	2.4
Cosmetics & Toiletries	2.4
Software	2.2
Retail & Merchandising	2.2
Electronics	2.2
Machinery & Equipment	2.2
Business Services	2.1%
Engineering/Construction	1.9
Environmental Control	1.5
Internet	1.3
Metals & Mining	1.2
Real Estate Investment Trusts	1.0
Medical Equipment	1.0
Computers & Peripherals	0.9
Commercial Services	0.8
Textiles, Apparel & Luxury Goods	0.8
Transportation	0.8
Entertainment & Leisure	0.8
Hotels, Restaurants & Leisure	0.7
Broadcasting	0.6
Beverages	0.5
Electronic Components & Equipment	0.5
Tobacco	0.4
Holding Companies—Diversified	0.3
Insurance	0.3
Hand/Machine Tools	0.2
Distribution/Wholesale	0.2

111.3
Liabilities in excess of other assets	(11.3)

100.0%

See Notes to Financial Statements.

The TARGET Portfolio Trust	51

Large Capitalization Value Portfolio	Portfolio of Investments As of October 31, 2013

SHARES	DESCRIPTION	VALUE (NOTE 1)
	LONG-TERM INVESTMENTS—98.8%

	COMMON STOCKS

	Aerospace & Defense—3.8%
30,080	Boeing Co. (The)	$3,925,440
10,200	Embraer SA, ADR (Brazil)(a)	299,778
9,200	Lockheed Martin Corp.	1,226,728
42,900	Northrop Grumman Corp.	4,612,179

		10,064,125

	Auto Components—2.2%
42,300	Delphi Automotive PLC (United Kingdom)	2,419,560
42,600	Johnson Controls, Inc.	1,965,990
10,900	Lear Corp.	843,551
7,500	Magna International, Inc. (Canada)	635,250

		5,864,351

	Auto Manufacturers—1.6%
172,900	Ford Motor Co.	2,958,319
21,300	PACCAR, Inc.	1,184,280

		4,142,599

	Beverages—1.1%
19,200	Molson Coors Brewing Co. (Class B Stock)	1,036,800
20,700	PepsiCo, Inc.	1,740,663

		2,777,463

	Biotechnology—0.4%
9,300	Amgen, Inc.	1,078,800

	Capital Markets—0.8%
21,300	Bank of New York Mellon Corp. (The)	677,340
19,900	State Street Corp.	1,394,393

		2,071,733

	Chemicals—2.7%
41,200	E.I. du Pont de Nemours & Co.	2,521,440
6,400	PPG Industries, Inc.	1,168,512
28,600	Praxair, Inc.	3,566,706

		7,256,658

	Commercial Banks—5.1%
11,000	BB&T Corp.	373,670
42,500	Capital One Financial Corp.	2,918,475
59,260	CIT Group, Inc.*	2,853,961
60,700	Fifth Third Bancorp	1,155,121
14,500	PNC Financial Services Group, Inc.	1,066,185

See Notes to Financial Statements.

52	The TARGET Portfolio Trust

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Commercial Banks (continued)
121,743	Wells Fargo & Co.	$5,197,209

		13,564,621

	Commercial Services—0.2%
5,300	Manpowergroup, Inc.	413,930

	Communication Equipment—1.9%
121,200	Cisco Systems, Inc.	2,727,000
138,000	Corning, Inc.	2,358,420

		5,085,420

	Computers & Peripherals—3.2%
8,535	Apple, Inc.	4,458,257
114,200	Hewlett-Packard Co.	2,783,054
7,000	International Business Machines Corp.	1,254,470

		8,495,781

	Diversified Financial Services—9.8%
354,086	Bank of America Corp.	4,943,041
11,200	BlackRock, Inc.	3,369,072
94,893	Citigroup, Inc.	4,628,880
51,500	CME Group, Inc.(a)	3,821,815
5,000	Goldman Sachs Group, Inc. (The)	804,300
118,700	JPMorgan Chase & Co.	6,117,798
92,500	SLM Corp.	2,346,725

		26,031,631

	Diversified Telecommunication Services—1.5%
52,500	AT&T, Inc.	1,900,500
58,320	CenturyLink, Inc.(a)	1,974,715

		3,875,215

	Electric Utilities—3.3%
40,300	American Electric Power Co., Inc.	1,887,652
10,300	Edison International	505,009
79,700	Exelon Corp.	2,274,638
47,600	PPL Corp.	1,457,988
51,800	Public Service Enterprise Group, Inc.	1,735,300
19,300	Southern Co. (The)	789,563

		8,650,150

	Electronic Equipment & Instruments—1.7%
75,210	Agilent Technologies, Inc.	3,817,660
15,725	TE Connectivity Ltd. (Switzerland)	809,680

		4,627,340

	Food & Staples Retailing—3.1%
56,270	CVS Caremark Corp.	3,503,370

See Notes to Financial Statements.

The TARGET Portfolio Trust	53

Large Capitalization Value Portfolio (continued)	Portfolio of Investments As of October 31, 2013

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Food & Staples Retailing (continued)
56,300	Kroger Co. (The)	$2,411,892
38,308	Walgreen Co.	2,269,366

		8,184,628

	Food Products—1.0%
52,500	ConAgra Foods, Inc.	1,670,025
10,300	Kellogg Co.	651,475
12,600	Mondelez International, Inc. (Class A Stock)	423,864

		2,745,364

	Healthcare Equipment & Supplies—1.2%
38,900	Medtronic, Inc.	2,232,860
9,800	Zimmer Holdings, Inc.	857,206

		3,090,066

	Healthcare Providers & Services—4.0%
29,900	Cigna Corp.	2,301,702
8,900	Humana, Inc.	820,135
90,880	UnitedHealth Group, Inc.	6,203,469
16,400	WellPoint, Inc.	1,390,720

		10,716,026

	Independent Power Production—0.5%
47,300	NRG Energy, Inc.	1,349,469

	Insurance—7.4%
96,600	Allstate Corp. (The)	5,125,596
124,380	American International Group, Inc.	6,424,227
71,390	Marsh & McLennan Cos., Inc.	3,269,662
43,600	MetLife, Inc.	2,062,716
11,600	Travelers Cos., Inc. (The)	1,001,080
50,300	Unum Group	1,596,522

		19,479,803

	Leisure Equipment & Products—0.4%
58,050	International Game Technology	1,091,340

	Machinery—2.5%
14,700	Cummins, Inc.	1,867,194
59,100	Ingersoll-Rand PLC	3,991,023
10,500	Stanley Black & Decker, Inc.	830,445

		6,688,662

	Media—2.8%
20,100	CBS Corp. (Class B Stock)	1,188,714

See Notes to Financial Statements.

54	The TARGET Portfolio Trust

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Media (continued)
70,750	Comcast Corp. (Special Class A Stock)	$3,275,725
48,700	Interpublic Group of Cos., Inc. (The)	818,160
32,400	Time Warner, Inc.	2,227,176

		7,509,775

	Metals & Mining—0.8%
55,300	Freeport-McMoRan Copper & Gold, Inc.	2,032,828

	Miscellaneous Manufacturing—1.6%
121,300	General Electric Co.	3,170,782
8,900	Parker Hannifin Corp.	1,038,808

		4,209,590

	Multiline Retail—2.2%
21,700	Macy’s, Inc.	1,000,587
35,100	Target Corp.	2,274,129
32,100	Wal-Mart Stores, Inc.	2,463,675

		5,738,391

	Office Electronics—0.8%
218,900	Xerox Corp.	2,175,866

	Oil, Gas & Consumable Fuels—10.5%
47,000	Chesapeake Energy Corp.(a)	1,314,120
22,800	Chevron Corp.	2,735,088
29,300	ConocoPhillips	2,147,690
12,000	Diamond Offshore Drilling, Inc.(a)	743,160
17,500	Ensco PLC (Class A Stock)	1,008,875
36,265	HollyFrontier Corp.	1,670,366
75,500	Marathon Oil Corp.	2,662,130
36,600	Murphy Oil Corp.	2,207,712
48,650	National Oilwell Varco, Inc.	3,949,407
15,000	Royal Dutch Shell PLC (Class A Stock), ADR (Netherlands)	999,900
44,800	Royal Dutch Shell PLC (Class B Stock), ADR (Netherlands)(a)	3,114,496
83,900	Total SA, ADR (France)(a)	5,133,002

		27,685,946

	Paper & Forest Products—1.6%
94,080	International Paper Co.	4,196,909

	Pharmaceuticals—8.6%
65,540	Abbott Laboratories	2,395,487
73,800	AbbVie, Inc.	3,575,610
58,800	AstraZeneca PLC, ADR (United Kingdom)(a)	3,108,168
21,200	Eli Lilly & Co.	1,056,184
44,600	Endo Health Solutions, Inc.*	1,950,358
43,900	Johnson & Johnson	4,065,579
52,200	Merck & Co., Inc.	2,353,698
11,700	Novartis AG, ADR (Switzerland)	907,335

See Notes to Financial Statements.

The TARGET Portfolio Trust	55

Large Capitalization Value Portfolio (continued)	Portfolio of Investments As of October 31, 2013

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Pharmaceuticals (continued)
69,600	Pfizer, Inc.	$2,135,328
24,300	Sanofi, ADR (France)	1,299,564

		22,847,311

	Real Estate Investment Trust—0.3%
42,500	Kimco Realty Corp.	912,900

	Road & Rail—0.4%
11,300	Norfolk Southern Corp.	972,026

	Semiconductors & Semiconductor Equipment —1.9%
90,600	Intel Corp.	2,213,358
69,500	Texas Instruments, Inc.	2,924,560

		5,137,918

	Software —6.0%
32,000	CA, Inc.	1,016,320
39,090	Check Point Software Technologies Ltd. (Israel)*(a)	2,268,002
68,690	Electronic Arts, Inc.*(a)	1,803,112
242,900	Microsoft Corp.	8,586,515
62,500	Oracle Corp.	2,093,750

		15,767,699

	Specialty Retail —0.4%
61,600	Staples, Inc.	992,992

	Tobacco —0.4%
25,500	Altria Group, Inc.	949,365

	Wireless Telecommunication Services—1.1%
79,200	Vodafone Group PLC, ADR (United Kingdom)	2,916,144

	TOTAL LONG-TERM INVESTMENTS (cost $194,303,463)	261,390,835

	SHORT-TERM INVESTMENT—10.6%

	AFFILIATED MONEY MARKET MUTUAL FUND
28,077,521	Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund (cost $28,077,521; includes $21,666,955 of cash collateral for securities on loan); (Note 3)(b)(w)	28,077,521

	TOTAL INVESTMENTS—109.4% (cost $222,380,984; Note 5)	289,468,356
	Liabilities in excess of other assets—(9.4)%	(24,828,700)

	NET ASSETS—100%	$264,639,656

See Notes to Financial Statements.

56	The TARGET Portfolio Trust

The following abbreviations are used in the Portfolio descriptions:

ADR—American	Depositary Receipt
*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $20,908,603; cash collateral of $21,666,955 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$261,390,835	$—	$—
Affiliated Money Market Mutual Fund	28,077,521	—	—

Total	$289,468,356	$—	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2013 were as follows:

Affiliated Money Market Mutual Fund (8.2% represents investments purchased with collateral from securities on loan)	10.6%
Oil, Gas & Consumable Fuels	10.5
Diversified Financial Services	9.8
Pharmaceuticals	8.6
Insurance	7.4
Software	6.0
Commercial Banks	5.1
Healthcare Providers & Services	4.0
Aerospace & Defense	3.8
Electric Utilities	3.3
Computers & Peripherals	3.2
Food & Staples Retailing	3.1
Media	2.8
Chemicals	2.7
Machinery	2.5
Auto Components	2.2
Multiline Retail	2.2
Semiconductors & Semiconductor Equipment	1.9
Communication Equipment	1.9
Electronic Equipment & Instruments	1.7
Miscellaneous Manufacturing	1.6%
Paper & Forest Products	1.6
Auto Manufacturers	1.6
Diversified Telecommunication Services	1.5
Healthcare Equipment & Supplies	1.2
Wireless Telecommunication Services	1.1
Beverages	1.1
Food Products	1.0
Office Electronics	0.8
Capital Markets	0.8
Metals & Mining	0.8
Independent Power Production	0.5
Leisure Equipment & Products	0.4
Biotechnology	0.4
Specialty Retail	0.4
Road & Rail	0.4
Tobacco	0.4
Real Estate Investment Trust	0.3
Commercial Services	0.2

109.4
Liabilities in excess of other assets	(9.4)

100.0%

See Notes to Financial Statements.

The TARGET Portfolio Trust	57

Small Capitalization Growth Portfolio	Portfolio of Investments As of October 31, 2013

SHARES	DESCRIPTION	VALUE (NOTE 1)
	LONG-TERM INVESTMENTS—97.9%

	COMMON STOCKS—97.9%

	Advertising—0.2%
27,664	Marin Software, Inc.(a)	$320,626

	Airlines—1.9%
127,084	JetBlue Airways Corp.*(a)	901,026
19,877	Spirit Airlines, Inc.*	857,692
32,747	US Airways Group, Inc.*(a)	719,452

		2,478,170

	Automobile Manufacturers—0.2%
35,133	Travelcenters of America LLC*	291,955

	Automotive Parts—1.1%
15,145	Tenneco, Inc.*	803,745
7,134	WABCO Holdings, Inc.*	611,241

		1,414,986

	Banks—0.2%
18,432	CoBiz Financial, Inc.	199,987
6,360	Customers Bancorp Inc*	106,530

		306,517

	Biotechnology—5.9%
28,665	Acorda Therapeutics, Inc.*	877,436
9,316	Aegerion Pharmaceuticals, Inc.*(a)	771,551
12,073	Alnylam Pharmaceuticals, Inc.*	695,525
13,670	Bind Therapeutics Inc*(a)	178,940
27,060	Cambrex Corp.*	455,149
2,821	Celldex Therapeutics, Inc.*(a)	64,629
3,912	Intercept Pharmaceuticals, Inc.*	212,187
8,880	Intrexon Corp*(a)	188,256
12,319	Liposcience, Inc.*	61,102
3,940	Macrogenics Inc*(a)	106,144
33,638	NPS Pharmaceuticals, Inc.*	968,102
8,780	Organovo Holdings Inc*(a)	63,831
22,712	Seattle Genetics, Inc.*(a)	877,365
22,970	United Therapeutics Corp.*(a)	2,033,304
17,744	Verastem, Inc.*(a)	177,440

		7,730,961

	Building Materials—3.6%
6,023	Apogee Enterprises, Inc.	188,400
57,077	PGT, Inc.*	596,455
22,274	Texas Industries, Inc.*	1,196,114

See Notes to Financial Statements.

58	The TARGET Portfolio Trust

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Building Materials (continued)
26,888	Trex Co., Inc.*	$1,888,075
29,256	USG Corp.*(a)	798,981

		4,668,025

	Chemicals—2.5%
9,489	Axiall Corp.	369,028
47,969	Huntsman Corp.	1,113,840
6,670	PolyOne Corp.	202,101
21,287	Quaker Chemical Corp.	1,615,896

		3,300,865

	Commercial Banks—2.3%
13,403	Bank of the Ozarks, Inc.	663,180
39,164	Home Loan Servicing Solutions Ltd.	924,662
5,992	SVB Financial Group*	573,914
14,765	UMB Financial Corp.(a)	869,954

		3,031,710

	Commercial Services—3.5%
5,035	Grand Canyon Education, Inc.*	238,004
9,043	Outerwall, Inc.*(a)	587,614
20,767	PAREXEL International Corp.*	949,260
8,123	Sotheby’s(a)	421,584
24,262	Team Health Holdings, Inc.*	1,053,941
31,250	Waste Connections, Inc.	1,335,625

		4,586,028

	Communications Equipment—0.3%
16,000	Calamp Corp.*	376,480

	Computer Hardware—0.7%
22,936	Aspen Technology, Inc.*	876,843

	Computer Services & Software—1.2%
4,215	3D Systems Corp.*(a)	262,342
58,014	Fortinet, Inc.*	1,166,662
6,549	PDF Solutions, Inc.*	150,430

		1,579,434

	Computers—0.1%
620	Transact Technologies, Inc.	8,550
4,106	Uni-Pixel, Inc.*(a)	67,544

		76,094

	Construction & Engineering—0.6%
27,280	Foster Wheeler AG*	736,287

	Distribution/Wholesale—1.2%
7,139	MWI Veterinary Supply, Inc.*	1,132,531

See Notes to Financial Statements.

The TARGET Portfolio Trust	59

Small Capitalization Growth Portfolio (continued)	Portfolio of Investments As of October 31, 2013

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Distribution/Wholesale (continued)
4,540	WESCO International, Inc.*(a)	$387,988

		1,520,519

	Diversified Financial Services—0.2%
5,509	Blackhawk Network Holdings, Inc.*	125,936
2,470	Financial Engines, Inc.	137,999

		263,935

	Electrical Equipment—0.3%
3,950	Acuity Brands, Inc.	397,015

	Electronic Components—1.0%
15,580	Coherent, Inc.	1,031,240
4,360	FARO Technologies, Inc.*	207,100

		1,238,340

	Electronic Components & Equipment—2.8%
21,971	General Cable Corp.	723,505
64,710	InvenSense, Inc.*(a)	1,092,952
31,170	Universal Electronics, Inc.*	1,212,825
15,726	Woodward, Inc.	630,455

		3,659,737

	Electronics—0.2%
9,540	Applied Optoelectronics, Inc.*	120,967
4,420	Control4 Corp.*(a)	72,709
3,770	Methode Electronics, Inc.	96,437

		290,113

	Entertainment & Leisure—2.7%
27,156	Bally Technologies, Inc.*	1,986,190
23,599	Black Diamond, Inc.*(a)	351,861
7,938	Carmike Cinemas, Inc.*	181,701
15,942	Multimedia Games Holding Co., Inc.*	518,274
23,423	Pinnacle Entertainment, Inc.*(a)	548,098

		3,586,124

	Financial—Bank & Trust—0.2%
5,520	Evercore Partners, Inc. (Class A Stock)	278,594

	Food—2.3%
25,600	Fresh Market, Inc. (The)*	1,303,296
3,280	United Natural Foods, Inc.	234,356
71,400	WhiteWave Foods Co. (Class A Stock)*	1,428,714

		2,966,366

See Notes to Financial Statements.

60	The TARGET Portfolio Trust

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Healthcare Products—1.5%
4,325	Align Technology, Inc.*	$246,785
11,070	Cooper Cos., Inc. (The)(a)	1,430,355
9,273	Nanostring Technologies, Inc.(a)	95,419
7,649	Portola Pharmaceuticals, Inc.(a)	169,425

		1,941,984

	Healthcare Providers & Services—0.2%
1,975	athenahealth, Inc.*	263,682

	Healthcare Services—2.6%
16,268	Acadia Healthcare Co., Inc.*(a)	705,380
25,081	Air Methods Corp.(a)	1,096,541
28,425	Centene Corp.*(a)	1,596,348
2,190	Surgical Care Affiliates, Inc.	57,488

		3,455,757

	Home Builders—0.5%
7,510	Meritage Homes Corp.*	340,879
13,326	Standard Pacific Corp.*	105,675
7,439	Taylor Morrison Home Corp. (Class A Stock)	165,444

		611,998

	Home Furnishings—0.1%
6,145	Select Comfort Corp.*	112,576

	Hotels & Motels—0.7%
70,498	Orient-Express Hotels Ltd. (Class A Stock) (Bermuda)*	938,328

	Insurance—1.3%
11,841	AmTrust Financial Services, Inc.(a)	454,221
2,233	Health Insurance Innovations, Inc. (Class A Stock)*	27,109
32,257	Validus Holdings Ltd. (Bermuda)	1,273,506

		1,754,836

	Internet—0.2%
2,680	Channeladvisor Corp.*	93,425
1,746	Fireeye, Inc.*	66,086
2,910	RetailMeNot, Inc.*(a)	94,924

		254,435

	Internet Services—2.7%
37,269	Angie’s List, Inc.*(a)	525,120
23,541	Brightcove, Inc.*	359,471
15,961	HomeAway, Inc.*(a)	473,244
25,316	Saba Software, Inc.*	293,666
19,554	TIBCO Software, Inc.*	480,246
34,977	Trulia, Inc.*(a)	1,398,031

		3,529,778

See Notes to Financial Statements.

The TARGET Portfolio Trust	61

Small Capitalization Growth Portfolio (continued)	Portfolio of Investments As of October 31, 2013

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Investment Company—0.4%
46,455	KKR Financial Holdings LLC	$460,369

	Leisure—0.1%
3,465	Fox Factory Holding Corp.*	60,360

	Machinery & Equipment—2.0%
9,059	Chart Industries, Inc.*	973,571
8,379	H&E Equipment Services, Inc.*	209,726
36,003	Manitowoc Co., Inc.	700,619
3,160	Middleby Corp.*	719,374

		2,603,290

	Manufacturing—1.3%
19,503	Colfax Corp.*	1,091,388
15,105	Trimas Corp.*	571,875

		1,663,263

	Media—0.5%
19,663	Sinclair Broadcast Group, Inc. (Class A Stock)	630,396

	Medical Supplies & Equipment—4.3%
40,970	ArthroCare Corp.*	1,533,917
8,016	Cepheid, Inc.*(a)	326,412
7,050	Cynosure, Inc. (Class A Stock)*	152,350
780	LDR Holding Corp.	16,154
21,553	Sirona Dental Systems, Inc.*	1,557,204
47,034	Thoratec Corp.*	2,031,398

		5,617,435

	Metal Fabricate/Hardware—1.1%
40,566	RTI International Metals, Inc.*(a)	1,375,187

	Metals & Mining—0.8%
30,369	Northwest Pipe Co.*	1,094,195

	Miscellaneous Manufacturers—1.4%
42,190	Hexcel Corp.*	1,785,059

	Oil & Gas Services—2.4%
26,661	Geospace Technologies Corp.*	2,597,315
25,300	Thermon Group Holdings, Inc.*	594,803

		3,192,118

	Oil, Gas & Consumable Fuels—4.0%
12,865	Diamondback Energy, Inc.*	664,477
4,518	Dril-Quip, Inc.*	530,504

See Notes to Financial Statements.

62	The TARGET Portfolio Trust

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Oil, Gas & Consumable Fuels (continued)
2,800	Goodrich Petroleum Corp.*(a)	$65,492
32,324	Gulfport Energy Corp.*	1,897,096
82,654	Magnum Hunter Resources Corp.*(a)	589,323
17,394	Oasis Petroleum, Inc.*	926,230
18,552	Rex Energy Corp.*	398,868
4,430	Sanchez Energy Corp.*(a)	126,299

		5,198,289

	Pharmaceuticals—5.9%
28,053	Akorn, Inc.*	573,403
22,029	Cubist Pharmaceuticals, Inc.*(a)	1,365,798
8,610	Infinity Pharmaceuticals, Inc.*	116,666
9,696	Insys Therapeutics, Inc.*	386,773
8,810	Isis Pharmaceuticals, Inc.*(a)	293,109
1,800	Jazz Pharmaceuticals PLC (Ireland)*	163,332
42,349	Natural Grocers by Vitamin Cottage, Inc.*(a)	1,689,725
5,183	Ophthotech Corp.*	173,734
19,928	Salix Pharmaceuticals Ltd.*	1,429,834
10,196	Sarepta Therapeutics, Inc.*(a)	397,032
4,018	Synageva BioPharma Corp.*(a)	204,114
26,079	Theravance, Inc.*(a)	955,535

		7,749,055

	Real Estate Investment Trusts—2.2%
52,293	Geo Group, Inc. (The)	1,844,374
13,989	Glimcher Realty Trust	143,387
17,198	Redwood Trust, Inc.(a)	301,309
63,830	Two Harbors Investment Corp.(a)	595,534

		2,884,604

	Restaurants—0.3%
5,839	Red Robin Gourmet Burgers, Inc.*	444,815

	Retail—6.5%
6,274	Cash America International, Inc.(a)	247,509
27,106	Chico’s FAS, Inc.	464,868
21,493	Chuy’s Holdings, Inc.*	808,137
10,236	Diversified Restaurant Holdings, Inc.*	70,731
15,970	Fifth & Pacific Cos, Inc.*	423,045
43,470	Genesco, Inc.*	2,960,742
5,638	Jack in the Box, Inc.*	229,354
3,365	Lithia Motors, Inc. (Class A Stock)	211,490
2,885	Lumber Liquidators Holdings, Inc.*(a)	329,438
7,094	Penske Automotive Group, Inc.	281,064
2,544	Restoration Hardware Holdings, Inc.	177,419
10,154	Tile Shop Holdings, Inc.*(a)	226,739
43,564	Vitamin Shoppe, Inc.*(a)	2,043,587

		8,474,123

See Notes to Financial Statements.

The TARGET Portfolio Trust	63

Small Capitalization Growth Portfolio (continued)	Portfolio of Investments As of October 31, 2013

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Retail & Merchandising—1.9%
33,013	Christopher & Banks Corp.*	$190,485
8,170	Deckers Outdoor Corp.*(a)	562,341
7,175	Five Below, Inc.*	346,265
6,709	Francesca’s Holdings Corp.*(a)	120,695
31,204	Steven Madden Ltd.*	1,144,563
9,842	Tilly’s, Inc. (Class A Stock)*	143,300

		2,507,649

	Semiconductors—3.2%
38,075	Cavium, Inc.*(a)	1,534,803
17,535	EZchip Semiconductor Ltd. (Israel)*	454,157
12,422	Inphi Corp.*	183,100
44,410	SunEdison, Inc.*	413,013
56,343	Teradyne, Inc.*(a)	985,439
22,457	Veeco Instruments, Inc.*(a)	655,969

		4,226,481

	Software—9.2%
8,584	Concur Technologies, Inc.*(a)	897,886
32,591	Cornerstone OnDemand, Inc.*	1,543,836
17,636	Demandware, Inc.*	872,100
15,152	EPAM Systems, Inc.*	567,745
7,415	Gigamon, Inc.*	228,234
18,010	Guidewire Software, Inc.*	913,467
22,625	Imperva, Inc.*	867,443
15,745	Infoblox, Inc.*	699,865
21,104	Jive Software, Inc.*(a)	229,823
58,719	MedAssets, Inc.*	1,352,299
2,326	Medidata Solutions, Inc.*	256,581
7,997	Omnicell, Inc.*	184,491
15,902	Proofpoint, Inc.*	503,139
52,868	QLIK Technologies, Inc.*	1,339,675
9,800	Rally Software Development Corp.*	262,934
8,682	Ultimate Software Group, Inc.*	1,341,195

		12,060,713

	Storage/Warehouse—0.3%
19,282	Wesco Aircraft Holdings, Inc.*	353,246

	Telecommunications—3.6%
40,237	8x8, Inc.*(a)	461,116
46,171	Aruba Networks, Inc.*	866,168
14,780	Ciena Corp.*(a)	343,931
11,658	Cyan, Inc.*(a)	54,909
22,116	IPG Photonics Corp.(a)	1,465,627

See Notes to Financial Statements.

64	The TARGET Portfolio Trust

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Telecommunications (continued)
38,745	Ixia*	$549,404
14,500	Neonode, Inc.*(a)	78,445
23,504	NICE Systems Ltd., ADR (Israel)	920,887

		4,740,487

	Thrifts & Mortgage Finance—0.1%
11,782	Pacific Premier Bancorp, Inc.*	163,888

	Transportation—1.4%
14,727	Landstar System, Inc.	814,256
49,720	Quality Distribution, Inc.*	511,121
18,612	Roadrunner Transportation Systems, Inc.*	493,218

		1,818,595

	TOTAL COMMON STOCKS (cost $86,091,700)	127,942,715

UNITS

	WARRANTS*
	Oil, Gas & Consumable Fuels
8,265	Magnum Hunter Resources Corp. (cost $0)(a)	7,852

	TOTAL LONG-TERM INVESTMENTS (cost $86,091,700)	127,950,567

SHARES	SHORT-TERM INVESTMENT—19.4%

	AFFILIATED MONEY MARKET MUTUAL FUND
25,378,644	Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund (cost $25,378,644; includes $22,067,990 of cash collateral for securities on loan) (Note 3)(b)(w)	25,378,644

	TOTAL INVESTMENTS—117.3% (cost $111,470,344; Note 5)	153,329,211
	Liabilities in excess of other assets—(17.3)%	(22,652,270)

	NET ASSETS—100%	$130,676,941

The following abbreviation is used in the Portfolio descriptions:

ADR—American	Depositary Receipt
*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $21,368,782; cash collateral of $22,067,990 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

See Notes to Financial Statements.

The TARGET Portfolio Trust	65

Small Capitalization Growth Portfolio (continued)	Portfolio of Investments As of October 31, 2013

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$127,942,715	$—	$—
Warrants	—	—	7,852
Affiliated Money Market Mutual Fund	25,378,644	—	—

Total	$153,321,359	$—	$7,852

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2013 were as follows:

Affiliated Money Market Mutual Fund (16.9% represents investments purchased with collateral from securities on loan)	19.4%
Software	9.2
Retail	6.5
Pharmaceuticals	5.9
Biotechnology	5.9
Medical Supplies & Equipment	4.3
Oil, Gas & Consumable Fuels	4.0
Telecommunications	3.6
Building Materials	3.6
Commercial Services	3.5
Semiconductors	3.2
Electronic Components & Equipment	2.8
Entertainment & Leisure	2.7
Internet Services	2.7
Healthcare Services	2.6
Chemicals	2.5
Oil & Gas Services	2.4
Commercial Banks	2.3
Food	2.3
Real Estate Investment Trusts	2.2
Machinery & Equipment	2.0
Retail & Merchandising	1.9
Airlines	1.9
Healthcare Products	1.5
Transportation	1.4
Miscellaneous Manufacturers	1.4
Insurance	1.3
Manufacturing	1.3
Computer Services & Software	1.2
Distribution/Wholesale	1.2%
Automotive Parts	1.1
Metal Fabricate/Hardware	1.1
Electronic Components	1.0
Metals & Mining	0.8
Hotels & Motels	0.7
Computer Hardware	0.7
Construction & Engineering	0.6
Media	0.5
Home Builders	0.5
Investment Company	0.4
Restaurants	0.3
Electrical Equipment	0.3
Communications Equipment	0.3
Storage/Warehouse	0.3
Advertising	0.2
Banks	0.2
Automobile Manufacturers	0.2
Electronics	0.2
Financial—Bank & Trust	0.2
Diversified Financial Services	0.2
Healthcare Providers & Services	0.2
Internet	0.2
Thrifts & Mortgage Finance	0.1
Home Furnishings	0.1
Computers	0.1
Leisure	0.1

117.3
Liabilities in excess of other assets	(17.3)

100.0%

See Notes to Financial Statements.

66	The TARGET Portfolio Trust

Portfolio of Investments As of October 31, 2013	Small Capitalization Value Portfolio

SHARES	DESCRIPTION	VALUE (NOTE 1)
	LONG-TERM INVESTMENTS—95.4%

	COMMON STOCKS—95.3%

	Aerospace & Defense—3.7%
30,700	AAR Corp.	$898,896
61,800	Alliant Techsystems, Inc.(a)	6,728,166
183,990	Curtiss-Wright Corp.	9,159,022
73,700	Elbit Systems Ltd. (Israel)	3,948,846
5,300	Esterline Technologies Corp.*	424,848
417,987	Hexcel Corp.*	17,685,030
12,700	LMI Aerospace, Inc.*	199,390
2,300	MA-COM Technology Solutions Holdings, Inc.*	39,721
131,175	Moog, Inc. (Class A Stock)*	7,835,083
99,724	Teledyne Technologies, Inc.*	8,857,486
115,311	Triumph Group, Inc.	8,262,033

		64,038,521

	Airlines—0.1%
130,800	Republic Airways Holdings, Inc.*	1,540,824
62,900	SkyWest, Inc.	946,016

		2,486,840

	Auto Parts & Equipment
3,400	Cooper Tire & Rubber Co.	88,434
22,900	Dana Holding Corp.	448,840
7,800	Remy International, Inc.	171,834

		709,108

	Banks—2.6%
1,890	1st Source Corp.	59,308
2,300	BancFirst Corp.	127,811
1,500	Bank of Kentucky Financial Corp.	43,215
97,016	BankUnited, Inc.	2,985,182
9,800	BBCN Bancorp, Inc.	145,334
1,500	Camden National Corp.	60,525
154,525	Capital Bank Financial Corp. (Class A Stock)*	3,433,545
70,574	Cardinal Financial Corp.	1,164,471
9,800	Cathay General Bancorp	241,374
4,200	Chemical Financial Corp.	123,018
7,800	City Holding Co.(a)	354,900
11,200	CoBiz Financial, Inc.	121,520
4,443	Columbia Banking System, Inc.	114,141
4,500	Community Bank System, Inc.	163,395
7,100	Community Trust Bancorp, Inc.	302,389
6,400	Communityone Bancorp*	68,864
66,646	Eagle Bancorp, Inc.*	1,762,787
6,300	East West Bancorp, Inc.	212,247

See Notes to Financial Statements.

The TARGET Portfolio Trust	67

Small Capitalization Value Portfolio (continued)	Portfolio of Investments As of October 31, 2013

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Banks (continued)
15,246	Fidelity Southern Corp.	$232,810
8,300	Financial Institutions, Inc.	196,461
12,500	First Financial Bancorp	194,000
42,224	First NBC Bank Holding Co.	1,125,270
5,300	Great Southern Bancorp, Inc.	148,824
207,174	Hancock Holding Co.	6,791,164
83,312	Hanmi Financial Corp.	1,456,294
6,050	Horizon Bancorp	131,345
21,515	IBERIABANK Corp.	1,257,121
7,600	Independent Bank Corp.	272,688
4,400	Lakeland Financial Corp.	156,596
12,100	MainSource Financial Group, Inc.	196,262
5,500	MetroCorp Bancshares, Inc.	78,815
86,982	OFG Bancorp	1,288,203
28,400	Park Sterling Corp.	184,884
6,900	Peoples Bancorp, Inc.	154,698
35,200	Pinnacle Financial Partners, Inc.*	1,091,200
9,300	Preferred Bank*	178,746
48,300	PrivateBancorp, Inc.	1,176,588
4,051	Republic Bancorp, Inc. (Class A Stock)	93,254
3,686	SCBT Financial Corp	220,902
8,900	Sierra Bancorp	168,477
2,600	Simmons First National Corp. (Class A Stock)	85,124
5,352	Southside Bancshares, Inc.	146,110
31,700	Southwest Bancorp, Inc.*	507,517
4,700	Taylor Capital Group, Inc.*	108,100
129,359	TCF Financial Corp.	1,963,670
18,400	UMB Financial Corp.	1,084,128
64,473	Umpqua Holdings Corp.(a)	1,055,423
132,175	Union First Market Bankshares Corp.(a)	3,188,061
197,441	United Bankshares, Inc.(a)	5,840,305
11,400	Virginia Commerce Bancorp, Inc.*	182,742
3,600	Washington Trust Bancorp, Inc.	118,404
27,600	WesBanco, Inc.	811,440
12,700	West Bancorporation, Inc.	175,514
87,900	Wilshire Bancorp, Inc.	744,513
4,000	WSFS Financial Corp.	280,040

		44,569,719

	Biotechnology—0.2%
29,900	Cambrex Corp.*	502,918
20,100	Celldex Therapeutics, Inc.*(a)	460,491
42,051	Charles River Laboratories International, Inc.*	2,069,330
8,100	Puma Biotechnology, Inc.*(a)	310,311

		3,343,050

See Notes to Financial Statements.

68	The TARGET Portfolio Trust

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Broadcasting
38,250	Entercom Communications Corp. (Class A Stock)*(a)	$335,453

	Building Materials—0.4%
3,400	LSI Industries, Inc.	31,314
2,700	Stock Building Supply Holdings, Inc.*	41,580
116,880	URS Corp.	6,337,234

		6,410,128

	Building Products—0.3%
70,600	Lennox International, Inc.	5,511,036

	Business Services
17,600	ABM Industries, Inc.	484,176

	Capital Markets—2.4%
47,356	Apollo Investment Corp.	403,947
491,400	Ares Capital Corp.	8,535,618
174,650	LPL Financial Holdings, Inc.	7,115,241
3,800	Manning & Napier, Inc.	63,080
293,775	Raymond James Financial, Inc.	13,410,829
18,000	Regional Management Corp.	576,180
185,319	Stifel Financial Corp.*(a)	7,588,813
156,725	TCP Capital Corp.	2,612,606
20,650	Waddell & Reed Financial, Inc. (Class A Stock)	1,275,137

		41,581,451

	Chemicals—3.4%
15,500	Axiall Corp.	602,795
127,600	Cabot Corp.	5,947,436
19,680	Cytec Industries, Inc.	1,635,211
3,200	Fuller (H.B.) Co.	153,184
138,383	Innophos Holdings, Inc.	6,935,756
1,700	Innospec, Inc.	78,302
119,300	Methanex Corp. (Canada)	6,938,488
13,100	Minerals Technologies, Inc.	741,853
17,700	NewMarket Corp.(a)	5,511,072
237,217	Olin Corp.	5,339,755
14,200	Schulman, (A.), Inc.	470,304
141,960	Scotts Miracle-Gro Co. (The) (Class A Stock)(a)	8,335,891
121,234	Sensient Technologies Corp.	6,319,928
140,800	Valspar Corp. (The)(a)	9,851,776
11,200	Zep, Inc.	222,768

		59,084,519

	Clothing & Apparel—0.2%
42,023	G & K Services, Inc. (Class A Stock)	2,622,235
3,200	G-III Apparel Group Ltd.*	181,504
17,100	Iconix Brand Group, Inc.*(a)	617,139

See Notes to Financial Statements.

The TARGET Portfolio Trust	69

Small Capitalization Value Portfolio (continued)	Portfolio of Investments As of October 31, 2013

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Clothing & Apparel (continued)
4,000	RG Barry Corp.	$76,320

		3,497,198

	Commercial Banks—4.7%
139,775	Associated Banc-Corp.(a)	2,272,741
5,300	Banner Corp.	202,778
2,600	BNC Bancorp	34,086
2,300	Center Bancorp, Inc.	34,408
6,800	Citizens & Northern Corp.	134,368
15,900	Enterprise Financial Services Corp.	286,677
900	First Bancorp, Inc.	15,669
20,300	First Busey Corp.	104,951
2,500	First Financial Corp.	86,350
636,370	First Horizon National Corp.	6,777,340
240,100	First Interstate Bancsystem, Inc.	6,028,911
545,400	First Niagara Financial Group, Inc.	6,015,762
1,500	First of Long Island Corp. (The)	59,025
582,573	FirstMerit Corp.	13,084,590
586,800	Fulton Financial Corp.	7,164,828
1,500	German American Bancorp, Inc.	40,770
11,000	Hampton Roads Bankshares, Inc.*	15,510
1,500	Merchants Bancshares, Inc.	44,970
233,043	National Penn Bancshares, Inc.	2,416,656
369,200	Old National Bancorp	5,368,168
117,900	Prosperity Bancshares, Inc.	7,362,855
2,500	S.Y. Bancorp, Inc.	75,025
153,386	Susquehanna Bancshares, Inc.	1,807,654
438,743	Trustmark Corp.(a)	11,916,260
403,984	Webster Financial Corp.	11,267,114

		82,617,466

	Commercial Services—0.7%
42,200	ARC Document Solutions, Inc.*	263,328
5,900	CDI Corp.	94,695
108,100	Cenveo, Inc.*(a)	339,434
6,100	Consolidated Graphics, Inc.*	390,949
25,800	Corinthian Colleges, Inc.*	55,212
3,300	EVERTEC, Inc. (Puerto Rico)	77,418
46,430	ExlService Holdings, Inc.*	1,342,291
60,600	Green Dot Corp. (Class A Stock)*	1,300,476
4,900	Heidrick & Struggles International, Inc.	90,748
21,200	Kelly Services, Inc. (Class A Stock)	442,232
3,600	Korn/Ferry International*	85,680
8,700	Live Nation Entertainment, Inc.*	169,128

See Notes to Financial Statements.

70	The TARGET Portfolio Trust

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Commercial Services (continued)
40,012	Matthews International Corp. (Class A Stock)	$1,624,487
31,600	Quad/Graphics, Inc.(a)	1,103,472
27,100	Resources Connection, Inc.	345,796
54,500	RPX Corp.*	973,370
41,893	Team, Inc.*	1,562,190
7,200	TeleTech Holdings, Inc.*	190,584
29,800	TrueBlue, Inc.*	736,060
16,500	Viad Corp.	440,550
1,300	Xoom Corp.*	38,675

		11,666,775

	Commercial Services & Supplies—1.8%
205,400	Brink’s Co. (The)	6,449,560
27,157	DFC Global Corp.*	328,600
286,084	Ennis, Inc.	5,077,991
383,706	KAR Auction Services, Inc.	11,403,742
52,050	McGrath RentCorp	1,856,624
13,400	Navigant Consulting, Inc.*	232,490
36,700	PHH Corp.*(a)	882,635
46,200	UniFirst Corp.	4,750,284

		30,981,926

	Computer Services & Software—0.7%
11,200	Electronics for Imaging, Inc.*	384,272
129,860	Global Payments, Inc.	7,724,073
72,500	Spansion, Inc. (Class A Stock)*(a)	867,825
48,933	Sykes Enterprises, Inc.*	916,026
18,200	SYNNEX Corp.*	1,115,660
62,700	Unisys Corp.*(a)	1,652,145

		12,660,001

	Computers & Peripherals—0.1%
43,852	Diebold, Inc.	1,313,806
15,900	Silicon Graphics International Corp.*	203,043

		1,516,849

	Construction & Engineering—0.8%
26,100	EMCOR Group, Inc.	967,266
11,500	Engility Holdings, Inc.*	356,155
124,500	KBR, Inc.	4,300,230
181,900	MasTec, Inc.*(a)	5,815,343
162,864	McDermott International, Inc.*	1,151,448
94,721	Orion Marine Group, Inc.*	1,184,013
18,107	Tutor Perini Corp.*	415,556
9,600	VSE Corp.	420,480

		14,610,491

See Notes to Financial Statements.

The TARGET Portfolio Trust	71

Small Capitalization Value Portfolio (continued)	Portfolio of Investments As of October 31, 2013

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Consumer Finance—0.9%
290,577	Cash America International, Inc.	$11,463,263
74,350	First Cash Financial Services, Inc.*	4,497,431

		15,960,694

	Consumer Products & Services—1.0%
52,138	Central Garden & Pet Co. (Class A Stock)*	383,736
99,431	Convergys Corp.(a)	1,962,768
64,909	Helen of Troy Ltd.*	3,032,548
114,346	Snap-on, Inc.	11,899,988

		17,279,040

	Containers & Packaging—2.3%
645,425	Graphic Packaging Holding Co.*	5,421,570
33,602	Greif, Inc. (Class A Stock)	1,797,371
56,789	Owens-Illinois, Inc.*	1,805,322
93,200	Packaging Corp of America	5,804,496
55,000	Rock-Tenn Co. (Class A Stock)	5,885,550
310,450	Silgan Holdings, Inc.	13,991,982
143,200	Sonoco Products Co.	5,819,648

		40,525,939

	Cosmetics/Personal Care
5,100	Revlon, Inc. (Class A Stock)*	121,125

	Distribution/Wholesale—0.1%
4,200	Core-Mark Holding Co., Inc.	297,066
2,700	ScanSource, Inc.*	103,842
14,600	United Stationers, Inc.	648,824

		1,049,732

	Diversified Consumer Services—0.3%
179,375	Hillenbrand, Inc.(a)	5,061,962

	Diversified Financial Services—0.2%
33,700	Arlington Asset Investment Corp. (Class A Stock)	831,379
2,400	Artisan Partners Asset Management, Inc.	143,688
97,855	Cowen Group, Inc. (Class A Stock)*	388,484
53,551	Federated Investors, Inc. (Class B Stock)(a)	1,452,303
5,300	Investment Technology Group, Inc.*	84,906
16,700	Piper Jaffray Cos., Inc.*	599,363

		3,500,123

	Drugs & Healthcare—0.5%
99,280	Covance, Inc.*(a)	8,861,733

See Notes to Financial Statements.

72	The TARGET Portfolio Trust

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Electric Utilities—1.9%
2,500	Chesapeake Utilities Corp.	$136,025
43,957	Cleco Corp.	2,036,967
166,606	El Paso Electric Co.	5,859,533
9,300	Empire District Electric Co. (The)	209,157
7,600	Genie Energy Ltd. (Class B Stock)*	78,508
380,038	Great Plains Energy, Inc.	8,908,091
161,010	IDACORP, Inc.	8,308,116
4,000	MGE Energy, Inc.	225,240
140,313	Portland General Electric Co.(a)	4,026,983
3,800	UIL Holdings Corp.	146,376
5,100	Unitil Corp	154,122
37,700	UNS Energy Corp.	1,865,396
10,100	Westar Energy, Inc.	319,261

		32,273,775

	Electrical Equipment—1.7%
127,000	AZZ, Inc.	5,702,300
160,723	Babcock & Wilcox Co. (The)	5,176,888
225,880	EnerSys	14,987,138
42,939	General Cable Corp.	1,413,981
122,775	Thermon Group Holdings, Inc.*	2,886,440

		30,166,747

	Electronic Equipment, Instrument & Components—1.5%
372,700	AVX Corp.	4,938,275
129,905	Belden, Inc.	8,737,410
234,460	Digital River, Inc.*	4,182,767
177,900	Jabil Circuit, Inc.	3,710,994
332,118	Sanmina Corp.*	4,835,638

		26,405,084

	Electronics—2.7%
5,961	American Science & Engineering, Inc.	392,115
37,100	Benchmark Electronics, Inc.*	843,283
241,638	Checkpoint Systems, Inc.*	4,112,679
134,275	Coherent, Inc.	8,887,662
282,640	FLIR Systems, Inc.	8,049,587
13,100	GSI Group, Inc.*	130,738
138,554	Itron, Inc.*(a)	5,912,099
183,172	Littelfuse, Inc.	15,575,115
6,600	Newport Corp.*	104,742
51,700	Stoneridge, Inc.*	659,692
19,100	TTM Technologies, Inc.*	167,125
35,106	Watts Water Technologies, Inc. (Class A Stock)	2,028,425
25,700	Zagg, Inc.*(a)	121,818

		46,985,080

See Notes to Financial Statements.

The TARGET Portfolio Trust	73

Small Capitalization Value Portfolio (continued)	Portfolio of Investments As of October 31, 2013

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Energy—Alternate Sources—0.1%
1,500	FutureFuel Corp.	$26,115
36,900	Green Plains Renewable Energy, Inc.(a)	595,197
70,588	Renewable Energy Group, Inc.*	770,115
2,800	REX American Resources Corp.*	80,752

		1,472,179

	Energy Equipment & Services—2.4%
99,050	Atwood Oceanics, Inc.*	5,262,527
285,507	Bristow Group, Inc.	22,974,748
157,078	Key Energy Services, Inc.*	1,228,350
550,300	Precision Drilling Corp. (Canada)	5,827,677
94,000	Tidewater, Inc.	5,660,680

		40,953,982

	Entertainment & Leisure—0.6%
10,000	Isle of Capri Casinos, Inc.*	81,100
173,620	Life Time Fitness, Inc.*(a)	7,885,821
75,062	Scientific Games Corp. (Class A Stock)*	1,372,133
10,600	Speedway Motorsports, Inc.	193,556

		9,532,610

	Environmental Control—0.2%
8,400	CECO Environmental Corp.	148,260
43,579	Clean Harbors, Inc.*(a)	2,691,003
4,900	GSE Holding, Inc.*	13,818

		2,853,081

	Environmental Services—0.3%
121,743	Darling International, Inc.*	2,832,960
100,787	Tetra Tech, Inc.*	2,633,564

		5,466,524

	Financial—Bank & Trust—0.3%
6,600	Banco Latinoamericano de Comercio Exterior SA (Supranational Bank)	173,118
95,932	Boston Private Financial Holdings, Inc.	1,092,665
21,000	First BanCorp (Puerto Rico)*	116,550
3,200	First BanCorp (United States)	47,936
7,600	First Merchants Corp.	142,880
184,333	First Midwest Bancorp, Inc.	3,065,458
8,100	Flushing Financial Corp.	162,729
6,800	Heartland Financial USA, Inc.	180,132
59,652	Prospect Capital Corp.	676,454
5,700	StellarOne Corp.	132,696
2,300	Tompkins Financial Corp.	113,436

		5,904,054

See Notes to Financial Statements.

74	The TARGET Portfolio Trust

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Financial Services—0.9%
4,500	Berkshire Hills Bancorp, Inc.	$114,165
38,100	BGC Partners, Inc. (Class A Stock)	202,692
48,700	CVB Financial Corp.	708,098
169,800	Eaton Vance Corp.	7,099,338
64,400	First Commonwealth Financial Corp.	559,636
12,100	First Community Bancshares, Inc.	201,949
17,802	NBT Bancorp, Inc.	433,835
15,500	Nelnet, Inc. (Class A Stock)	660,765
4,900	OceanFirst Financial Corp.	86,191
92,925	PacWest Bancorp(a)	3,535,796
9,500	Provident Financial Services, Inc.	178,030
9,000	World Acceptance Corp.*(a)	937,080

		14,717,575

	Food & Staples Retailing—1.2%
92,400	Andersons, Inc. (The)	6,854,232
51,446	Casey’s General Stores, Inc.	3,749,384
86,000	Harris Teeter Supermarkets, Inc.	4,241,520
106,500	Weis Markets, Inc.	5,449,605

		20,294,741

	Food Products—0.6%
100,500	Cal-Maine Foods, Inc.	5,098,365
86,309	Ingredion, Inc.	5,675,680

		10,774,045

	Foods—0.8%
54,700	Chiquita Brands International, Inc.*	566,145
14,400	Pinnacle Foods, Inc.	390,096
22,000	Sanderson Farms, Inc.	1,390,620
40,876	Snyders-Lance, Inc.	1,225,871
42,900	Spartan Stores, Inc.	1,009,437
22,164	TreeHouse Foods, Inc.*	1,623,735
108,440	United Natural Foods, Inc.*	7,748,038

		13,953,942

	Gas Utilities—1.8%
95,975	Atmos Energy Corp.	4,248,813
148,291	South Jersey Industries, Inc.	8,830,729
15,900	Southwest Gas Corp.	862,734
438,053	Swift Energy Co.*(a)	6,010,087
104,900	UGI Corp.	4,339,713
173,200	WGL Holdings, Inc.	7,795,732

		32,087,808

	Hand/Machine Tools—0.8%
283,801	Franklin Electric Co., Inc.	10,741,868
11,000	Hardinge, Inc.	162,690

See Notes to Financial Statements.

The TARGET Portfolio Trust	75

Small Capitalization Value Portfolio (continued)	Portfolio of Investments As of October 31, 2013

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Hand/Machine Tools (continued)
27,930	Regal-Beloit Corp.	$2,048,107

		12,952,665

	Healthcare Equipment & Supplies—2.0%
294,025	Cantel Medical Corp.	10,320,277
45,300	Cooper Cos., Inc. (The)(a)	5,853,213
3,200	Greatbatch, Inc.*	121,984
118,000	STERIS Corp.	5,332,420
146,210	Teleflex, Inc.(a)	13,477,638

		35,105,532

	Healthcare Products—0.5%
121,825	Integra LifeSciences Holdings Corp.*(a)	5,577,148
20,100	Natus Medical, Inc.*	396,573
37,700	NuVasive, Inc.*	1,198,106
22,075	Sirona Dental Systems, Inc.*	1,594,919

		8,766,746

	Healthcare Providers & Services—0.3%
146,100	Owens & Minor, Inc.(a)	5,467,062

	Healthcare Services—1.8%
2,792	Almost Family, Inc.	53,690
55,460	AmSurg Corp.*	2,378,680
130,914	Centene Corp.*	7,352,130
91,650	Community Health Systems, Inc.	3,998,690
35,019	HealthSouth Corp.	1,229,517
187,056	Healthways, Inc.*(a)	1,801,349
47,025	LifePoint Hospitals, Inc.*	2,428,371
103,664	MEDNAX, Inc.*(a)	11,301,449
34,600	Molina Healthcare, Inc.*	1,094,744
20,600	Triple-S Management Corp. (Class B Stock) (Puerto Rico)*	366,886

		32,005,506

	Healthcare Techology—0.3%
192,100	MedAssets, Inc.*	4,424,063

	Home Builders—0.5%
5,300	MDC Holdings, Inc.	154,707
188,546	Meritage Homes Corp.*	8,558,103

		8,712,810

	Home Furnishings—0.2%
49,872	Ethan Allen Interiors, Inc.	1,328,590
36,500	Kimball International, Inc. (Class B Stock)	427,050

See Notes to Financial Statements.

76	The TARGET Portfolio Trust

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Home Furnishings (continued)
55,769	Select Comfort Corp.*	$1,021,688
31,214	Skullcandy, Inc.*	196,024
9,800	Universal Electronics, Inc.*	381,318

		3,354,670

	Hotels, Restaurants & Leisure—1.2%
57,600	Cracker Barrel Old Country Store, Inc.	6,328,512
291,247	International Game Technology	5,475,443
191,790	International Speedway Corp. (Class A Stock)	6,273,451
86,200	Jack in the Box, Inc.*	3,506,616

		21,584,022

	Household Durables—0.7%
129,525	Harman International Industries, Inc.	10,494,115
38,200	Ryland Group, Inc. (The)	1,535,640

		12,029,755

	Household Products
10,000	Lifetime Brands, Inc.	156,600

	Industrial Products
9,900	Brady Corp. (Class A Stock)	288,981

	Insurance—6.5%
610,443	American Equity Investment Life Holding Co.(a)	12,721,632
105,300	American Financial Group, Inc.	5,924,178
17,200	AMERISAFE, Inc.	662,200
13,480	AmTrust Financial Services, Inc.(a)	517,093
135,775	Aspen Insurance Holdings Ltd.	5,296,583
17,100	Assured Guaranty Ltd.	350,550
513,875	CNO Financial Group, Inc.	8,006,172
101,451	Employers Holdings, Inc.	3,050,632
48,543	Endurance Specialty Holdings Ltd.(a)	2,683,942
225,200	First American Financial Corp.	5,823,672
50,938	Hanover Insurance Group, Inc. (The)	2,981,911
167,650	HCC Insurance Holdings, Inc.	7,653,222
249,863	Horace Mann Educators Corp.	6,921,205
35,341	Infinity Property & Casualty Corp.	2,423,686
284,100	Maiden Holdings Ltd.	3,110,895
435	Markel Corp.*	230,406
98,773	Platinum Underwriters Holdings Ltd.	6,142,693
42,834	ProAssurance Corp.	1,941,237
358,735	Protective Life Corp.	16,530,509
142,564	Reinsurance Group of America, Inc.	10,147,706
10,200	Selective Insurance Group, Inc.	267,954
123,560	State Auto Financial Corp.	2,347,640
6,100	Stewart Information Services Corp.	191,052
16,300	Symetra Financial Corp.	305,299

See Notes to Financial Statements.

The TARGET Portfolio Trust	77

Small Capitalization Value Portfolio (continued)	Portfolio of Investments As of October 31, 2013

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Insurance (continued)
219,247	United Fire Group, Inc.	$6,950,130

		113,182,199

	Internet Services—0.6%
12,700	1-800-Flowers.com, Inc. (Class A Stock)*	68,961
31,100	Active Network, Inc. (The)*	449,084
4,400	Bazaarvoice, Inc.*(a)	41,272
24,618	Comtech Telecommunications Corp.	739,032
35,898	Liquidity Services, Inc.*(a)	937,297
3,693	PC-Tel, Inc.	34,012
12,700	Quinstreet, Inc.*	112,903
433,975	Sapient Corp.*	6,861,145
11,039	Tremor Video, Inc.*	106,416
47,500	United Online, Inc.*	410,400
2,800	Vocus, Inc.*	24,220
20,100	WebMD Health Corp. (Class A Stock)*(a)	707,922

		10,492,664

	Internet Software & Services—0.3%
105,200	J2 Global, Inc.(a)	5,783,896

	Investment Companies
22,800	American Capital Ltd.*	319,428
4,378	Fidus Investment Corp.	88,917
5,300	Gladstone Capital Corp.	46,746
20,215	MCG Capital Corp.	95,213

		550,304

	IT Services—1.3%
397,842	Broadridge Financial Solutions, Inc.	13,988,125
10,382	CACI International, Inc. (Class A Stock)*(a)	747,296
98,475	EPAM Systems, Inc.*	3,689,858
75,375	Jack Henry & Associates, Inc.	4,116,229

		22,541,508

	Leisure Equipment & Products—0.4%
26,452	Arctic Cat, Inc.	1,386,085
178,214	Callaway Golf Co.(a)	1,502,344
2,800	Johnson Outdoors, Inc. (Class A Stock)	76,804
60,798	Sturm Ruger & Co., Inc.(a)	3,976,797

		6,942,030

	Life Science Tools & Services—0.4%
197,459	PerkinElmer, Inc.	7,511,340

See Notes to Financial Statements.

78	The TARGET Portfolio Trust

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Machinery—2.9%
217,372	Actuant Corp. (Class A Stock)	$8,164,492
41,100	Briggs & Stratton Corp.	753,774
93,100	Crane Co.	5,911,850
5,900	Hyster-Yale Materials Handling, Inc.	462,796
230,051	ITT Corp.	9,139,926
43,692	Kadant, Inc.	1,564,174
115,800	Kennametal, Inc.	5,326,800
34,766	Terex Corp.*(a)	1,215,072
158,455	Titan International, Inc.	2,297,597
127,020	Trinity Industries, Inc.	6,431,023
39,000	Valmont Industries, Inc.	5,479,500
341,375	Wabash National Corp.*	3,980,432

		50,727,436

	Manufacturing—0.4%
40,187	EnPro Industries, Inc.*(a)	2,397,958
2,800	Koppers Holdings, Inc.	124,628
4,300	Park-Ohio Holdings Corp.*	178,063
2,500	Standex International Corp.	153,775
48,783	Trimas Corp.*	1,846,925
38,452	Zebra Technologies Corp. (Class A Stock)*	1,857,616

		6,558,965

	Media—0.7%
162,800	Cinemark Holdings, Inc.	5,341,468
10,800	Courier Corp.	183,492
61,700	EW Scripps Co. (Class A Stock)*	1,222,894
104,300	Meredith Corp.	5,350,590
3,800	Sinclair Broadcast Group, Inc. (Class A Stock)	121,828

		12,220,272

	Metals & Mining—2.8%
47,336	Allegheny Technologies, Inc.	1,566,822
212,150	AMCOL International Corp.	6,805,772
43,000	Coeur d’Alene Mines Corp.*	525,030
315,637	Commercial Metals Co.	5,795,095
12,300	Global Brass & Copper Holdings, Inc.*	230,379
78,525	Globe Specialty Metals, Inc.	1,377,329
352,300	HudBay Minerals, Inc. (Canada)	2,917,044
9,800	LB Foster Co. (Class A Stock)	458,150
16,100	NN, Inc.	258,888
71,650	Reliance Steel & Aluminum Co.	5,251,228
96,100	Royal Gold, Inc.	4,616,644
48,079	RTI International Metals, Inc.*(a)	1,629,878
307,900	Steel Dynamics, Inc.	5,532,963
17,600	SunCoke Energy, Inc.*	352,000
164,900	Timken Co.	8,708,369
1,700	US Silica Holdings, Inc.(a)	59,194

See Notes to Financial Statements.

The TARGET Portfolio Trust	79

Small Capitalization Value Portfolio (continued)	Portfolio of Investments As of October 31, 2013

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Metals & Mining (continued)
3,200	Westmoreland Coal Co.*	$45,472
41,200	Worthington Industries, Inc.	1,670,248

		47,800,505

	Multi-Utilities
12,900	NorthWestern Corp.	591,336

	Office Equipment—0.1%
51,055	Interface, Inc.	1,033,864
29,700	SteelCase, Inc. (Class A Stock)	486,783

		1,520,647

	Oil, Gas & Consumable Fuels—5.0%
10,800	Basic Energy Services, Inc.*	158,436
125,000	Berry Petroleum Co. (Class A Stock)	5,968,750
3,800	Bonanza Creek Energy, Inc.(a)*	192,052
83,500	C&J Energy Services, Inc.*(a)	1,923,840
54,700	Cimarex Energy Co.	5,762,645
64,100	Core Laboratories NV(a)	12,000,802
95,400	CVR Energy, Inc.	3,789,288
7,600	Dawson Geophysical Co.*	222,224
23,500	Delek US Holdings, Inc.	600,425
79,700	Energen Corp.	6,242,104
11,900	Energy XXI (Bermuda) Ltd.	345,814
43,200	EPL Oil & Gas, Inc.*	1,377,216
208,825	Forum Energy Technologies, Inc.(a)*	6,110,220
39,580	Goodrich Petroleum Corp.*	925,776
30,300	Helix Energy Solutions Group, Inc.*	716,898
9,100	Laclede Group, Inc. (The)	428,337
8,250	New Jersey Resources Corp.	379,748
614,216	Newpark Resources, Inc.*	7,831,254
68,843	Northern Oil And Gas, Inc.*	1,131,090
11,000	Northwest Natural Gas Co.	477,730
203,578	Oasis Petroleum, Inc.*	10,840,529
70,600	Parker Drilling Co.*	508,320
332,406	Ship Finance International Ltd. (Norway)	5,501,319
27,800	Stone Energy Corp.*(a)	969,108
10,063	Superior Energy Services, Inc.*	269,990
25,000	VAALCO Energy, Inc.*	131,750
26,300	W&T Offshore, Inc.	502,067
177,200	Western Refining, Inc.(a)	5,718,244
143,700	World Fuel Services Corp.	5,482,155

		86,508,131

See Notes to Financial Statements.

80	The TARGET Portfolio Trust

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Paper & Forest Products—0.2%
61,400	Clearwater Paper Corp.*	$3,206,308
2,100	Domtar Corp.	177,891
5,500	P.H. Glatfelter Co.	144,100
16,500	Resolute Forest Products*(a)	263,835
2,300	Schweitzer-Mauduit International, Inc.	142,324

		3,934,458

	Personal Products—0.3%
93,325	Elizabeth Arden, Inc.*	3,377,432
31,435	Prestige Brands Holdings, Inc.*	981,715

		4,359,147

	Pharmaceuticals—0.1%
1,100	Agios Pharmaceuticals, Inc.*(a)	25,476
27,600	Impax Laboratories, Inc.*	559,176
21,100	Lannett Co., Inc.*	498,171
8,400	TESARO, Inc.*	323,400
68,900	XenoPort, Inc.*(a)	360,347

		1,766,570

	Pipelines—0.2%
58,627	ONEOK, Inc.	3,312,426
2,300	SemGroup Corp. (Class A Stock)	138,897

		3,451,323

	Printing & Publishing
39,600	Journal Communications, Inc. (Class A Stock)*	330,660

	Professional Services—0.4%
120,100	ICF International, Inc.*	4,157,862
21,542	Towers Watson & Co. (Class A Stock)	2,473,237

		6,631,099

	Railroads
8,300	FreightCar America, Inc.	184,592

	Real Estate
14,200	Alexander & Baldwin, Inc.*	525,400
3,200	WCI Communities, Inc.*	57,728

		583,128

	Real Estate Investment Trusts—4.7%
4,700	Acadia Realty Trust	125,349
41,355	Allied World Assurance Co. Holdings AG	4,478,333
15,200	American Campus Communities, Inc.	525,312
271,800	American Realty Capital Properties, Inc.(a)	3,606,786
182,700	Anworth Mortgage Asset Corp.	897,057
57,600	Ashford Hospitality Trust, Inc.	752,256

See Notes to Financial Statements.

The TARGET Portfolio Trust	81

Small Capitalization Value Portfolio (continued)	Portfolio of Investments As of October 31, 2013

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Real Estate Investment Trusts (continued)
52,300	CapLease, Inc.	$444,550
122,100	Capstead Mortgage Corp.	1,444,443
59,939	CBL & Associates Properties, Inc.	1,187,392
57,900	Cedar Realty Trust, Inc.	330,609
10,600	Chatham Lodging Trust	199,916
17,600	Chesapeake Lodging Trust	414,832
22,500	Coresite Realty Corp.	729,900
98,700	Cousins Properties, Inc.	1,118,271
31,800	CYS Investments, Inc.(a)	269,982
74,000	DCT Industrial Trust, Inc.	573,500
122,700	DiamondRock Hospitality Co.	1,397,553
1,900	EastGroup Properties, Inc.	120,954
145,313	Education Realty Trust, Inc.	1,328,161
5,500	EPR Properties	282,535
81,025	Equity One, Inc.	1,953,513
292,825	Excel Trust, Inc.	3,537,326
6,200	Extra Space Storage, Inc.	285,138
36,900	FelCor Lodging Trust, Inc.*	247,968
76,900	First Industrial Realty Trust, Inc.	1,389,583
520,204	First Potomac Realty Trust	6,393,307
399,800	Franklin Street Properties Corp.	5,277,360
8,000	GEO Group, Inc. (The)	282,160
5,300	Getty Realty Corp.	101,654
4,400	Government Properties Income Trust	107,580
722,550	Hersha Hospitality Trust	4,096,858
95,025	Highwoods Properties, Inc.	3,667,965
1,700	Home Properties, Inc.	102,527
81,400	Kite Realty Group Trust	520,960
4,200	LaSalle Hotel Properties	130,410
224,872	Lexington Realty Trust	2,631,002
12,300	LTC Properties, Inc.	485,235
588,737	Medical Properties Trust, Inc.	7,677,130
268,194	MFA Financial, Inc.	1,987,318
30,448	Mid-America Apartment Communities, Inc.	2,021,747
128,600	Omega Healthcare Investors, Inc.(a)	4,274,664
37,700	Parkway Properties, Inc.	682,747
8,500	Pennsylvania Real Estate Investment Trust	154,105
29,000	Potlatch Corp.	1,184,070
57,000	RAIT Financial Trust	430,350
11,200	Ramco-Gershenson Properties Trust	182,112
65,900	Redwood Trust, Inc.(a)	1,154,568
359,297	Retail Properties of America, Inc. (Class A Stock)	5,141,540
178,900	Starwood Property Trust, Inc.	4,595,941
5,500	Sun Communities, Inc.	245,135

See Notes to Financial Statements.

82	The TARGET Portfolio Trust

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Real Estate Investment Trusts (continued)
13,800	Winthrop Realty Trust	$162,426

		81,332,090

	Restaurants
2,300	Bravo Brio Restaurant Group, Inc.*	34,339

	Retail—1.6%
65,000	Abercrombie & Fitch Co. (Class A Stock)	2,436,200
137,678	American Eagle Outfitters, Inc.	2,132,632
55,533	ANN, Inc.*	1,963,647
5,500	Destination Maternity Corp.	171,820
52,907	Express, Inc.*	1,227,971
20,400	Insight Enterprises, Inc.*	429,828
131,650	Men’s Wearhouse, Inc. (The)(a)	5,568,795
128,154	Pantry, Inc. (The)*	1,715,982
42,032	Regis Corp.	609,464
1,596,550	Rite Aid Corp.*	8,509,612
38,200	Roundy’s, Inc.(a)	355,260
18,200	Stein Mart, Inc.	268,814
18,754	Susser Holdings Corp.*(a)	1,028,469
3,000	Trans World Entertainment Corp.	12,990
30,506	Vera Bradley, Inc.*	675,708

		27,107,192

	Retail & Merchandising—0.8%
266,725	Chico’s FAS, Inc.	4,574,334
14,800	Children’s Place Retail Stores, Inc. (The)*	807,932
10,562	Conn’s, Inc.*(a)	638,367
5,200	Dillard’s, Inc. (Class A Stock)	426,296
6,600	EZCORP, Inc. (Class A Stock)*	103,818
103,800	GNC Holdings, Inc. (Class A Stock)	6,105,516
30,300	hhgregg, Inc.*(a)	469,953
16,900	Kirkland’s, Inc.*	299,975
41,700	Ruth’s Hospitality Group, Inc.	508,323
9,500	Tilly’s, Inc. (Class A Stock)	138,320

		14,072,834

	Road & Rail—0.6%
70,950	Celadon Group, Inc.	1,315,413
109,050	Con-Way, Inc.	4,492,860
217,079	Werner Enterprises, Inc.(a)	5,027,550

		10,835,823

	Savings & Loan—0.2%
5,300	Banc of California, Inc.	74,783
15,100	Charter Financial Corp.	163,684
5,700	First Defiance Financial Corp.	147,174
56,800	Flagstar Bancorp, Inc.*	920,728

See Notes to Financial Statements.

The TARGET Portfolio Trust	83

Small Capitalization Value Portfolio (continued)	Portfolio of Investments As of October 31, 2013

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Savings & Loan (continued)
18,200	HomeStreet, Inc.	$346,164
52,011	Investors Bancorp, Inc.	1,233,181

		2,885,714

	Semiconductors—2.0%
35,000	Alpha & Omega Semiconductor Ltd.*	257,600
87,700	Amkor Technology, Inc.*(a)	465,687
198,981	Cabot Microelectronics Corp.*	8,136,333
40,300	Cirrus Logic, Inc.*(a)	903,929
8,900	DSP Group, Inc.*	66,305
144,491	Emulex Corp.*	1,088,017
723,282	Entegris, Inc.*	7,485,969
146,774	Fairchild Semiconductor International, Inc.*	1,859,627
16,300	First Solar, Inc.*(a)	819,401
15,300	IXYS Corp.	177,939
70,525	MKS Instruments, Inc.	2,090,361
215,405	Monolithic Power Systems, Inc.	6,858,495
11,900	Pericom Semiconductor Corp.*	96,152
125,425	Semtech Corp.*	3,901,972
67,100	Ultra Clean Holdings, Inc.*	624,701

		34,832,488

	Semiconductors & Semiconductor Equipment—0.5%
37,500	Integrated Silicon Solution, Inc.*	404,250
7,400	LTX-Credence Corp.*	45,362
83,200	Microsemi Corp.*	2,090,816
266,000	Skyworks Solutions, Inc.*	6,857,480

		9,397,908

	Software—2.6%
99,600	ACI WorldWide, Inc.*	5,489,952
20,800	Actuate Corp.*	166,608
2,300	Audience, Inc.*	26,266
25,400	Avid Technology, Inc.*	189,230
64,050	BroadSoft, Inc.*	2,095,716
8,300	CSG Systems International, Inc.(a)	231,238
240,838	Epiq Systems, Inc.	3,602,936
199,018	Fair Isaac Corp.	11,399,751
13,900	Manhattan Associates, Inc.*	1,480,489
237,488	Mentor Graphics Corp.	5,243,735
1,200	Proofpoint, Inc.*	37,968
85,944	PTC, Inc.*	2,382,368
181,525	SS&C Technologies Holdings, Inc.*	7,133,933
161,425	Verint Systems, Inc.*	5,895,241

		45,375,431

See Notes to Financial Statements.

84	The TARGET Portfolio Trust

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Specialty Retail—1.9%
562,850	Aaron’s, Inc.*	$15,968,054
19,700	Brown Shoe Co., Inc.	442,068
108,800	Buckle, Inc. (The)(a)	5,324,672
166,750	Group 1 Automotive, Inc.(a)	10,672,000

		32,406,794

	Telecommunications—0.8%
18,300	Aviat Networks, Inc.*	37,698
11,500	Extreme Networks, Inc.*	61,640
32,800	Harmonic, Inc.*	239,768
13,600	IDT Corp. (Class B Stock)	297,704
107,400	Inteliquent, Inc.	1,380,090
100,858	Ixia*	1,430,166
3,800	Oplink Communications, Inc.*	69,350
11,000	Premiere Global Services, Inc.*	99,110
469,215	RF Micro Devices, Inc.*(a)	2,463,379
70,500	SBA Communications Corp. (Class A Stock)*	6,166,635
6,700	Straight Path Communications, Inc. (Class B Stock)*	36,582
25,200	Symmetricon, Inc.*	180,684
59,100	Telenav, Inc.*	428,475
369,800	Tellabs, Inc.	902,312
14,600	USA Mobility, Inc.	217,832
37,500	Vonage Holdings Corp*	139,875

		14,151,300

	Textiles, Apparel & Luxury Goods—0.4%
12,180	Columbia Sportswear Co.(a)	814,477
40,500	Jones Group, Inc. (The)	629,370
23,039	Oxford Industries, Inc.	1,653,509
28,850	Perry Ellis International, Inc.	548,439
59,075	Wolverine World Wide, Inc.(a)	3,410,990

		7,056,785

	Thrifts & Mortgage Finance—0.9%
343,565	Astoria Financial Corp.	4,538,494
2,800	BankFinancial Corp.	26,012
222,300	Home Loan Servicing Solutions Ltd.	5,248,503
7,000	Provident Financial Holdings, Inc.	106,120
242,900	Washington Federal, Inc.	5,533,262

		15,452,391

	Tobacco—0.3%
102,700	Universal Corp.	5,446,181

	Trading Companies & Distributors—2.3%
12,550	Applied Industrial Technologies, Inc.	593,740
42,700	DXP Enterprises, Inc.*	3,924,130
298,647	GATX Corp.	15,395,253

See Notes to Financial Statements.

The TARGET Portfolio Trust	85

Small Capitalization Value Portfolio (continued)	Portfolio of Investments As of October 31, 2013

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Trading Companies & Distributors (continued)
221,419	TAL International Group, Inc.(a)	$10,696,752
60,475	United Rentals, Inc.*(a)	3,906,080
66,100	WESCO International, Inc.*(a)	5,648,906

		40,164,861

	Transportation—0.4%
12,900	Aircastle Ltd.	243,423
4,300	Amerco, Inc.	868,299
195,244	CAI International, Inc.*	4,273,891
6,800	GulfMark Offshore, Inc. (Class A Stock)	338,504
25,200	Knightsbridge Tankers Ltd. (Bermuda)	207,648
13,300	Pacer International, Inc.*	106,134
2,850	Saia, Inc.*	92,711
14,600	Swift Transportation Co.*(a)	318,134
3,000	Universal Truckload Services, Inc.	79,980

		6,528,724

	Water Utilities
4,500	American States Water Co.	128,160
2,300	Artesian Resources Corp. (Class A Stock)	52,670
3,800	California Water Service Group	82,840
2,100	Consolidated Water Co. Ltd. (Cayman Islands)	31,584

		295,254

	TOTAL COMMON STOCKS (cost $1,183,094,179)	1,658,703,013

	EXCHANGE TRADED FUND—0.1%
17,409	iShares Russell 2000 Index Fund (cost $1,363,099)	1,901,585

	TOTAL LONG-TERM INVESTMENTS (cost $1,184,457,278)	1,660,604,598

	SHORT-TERM INVESTMENTS—16.2%

	AFFILIATED MONEY MARKET MUTUAL FUND—16.2%
282,535,856	Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund (cost $282,535,856; includes $188,742,070 of cash collateral for securities on loan) Note 3(b)(w)	282,535,856

See Notes to Financial Statements.

86	The TARGET Portfolio Trust

PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)
	U.S. TREASURY OBLIGATION
365	U.S. Treasury Bills(k) 0.25%, 11/30/13 (cost $365,023)	$365,043

	TOTAL SHORT-TERM INVESTMENTS (cost $282,900,879)	282,900,899

	TOTAL INVESTMENTS—111.6% (cost $1,467,358,157; Note 5)	1,943,505,497
	Liabilities in excess of other assets(x)—(11.6%)	(201,680,168)

	NET ASSETS—100%	$1,741,825,329

#	Principal amount is shown in U.S. dollars unless otherwise stated.
*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $183,441,252; cash collateral of $188,742,070 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.
(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2-Prudential Core Taxable Money Market Fund.
(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts open at October 31, 2013:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at October 31, 2013	Unrealized Appreciation
Long Positions:
28	Russell 2000 Mini Index	Dec. 2013	$3,051,120	$3,073,840	$22,720

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$1,658,703,013	$—	$—
Exchange Traded Fund	1,901,585	—	—
U.S. Treasury Obligation	—	365,043	—
Affiliated Money Market Mutual Fund	282,535,856	—	—
Other Financial Instruments*
Futures	22,720	—	—

Total	$1,943,163,174	$365,043	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

The TARGET Portfolio Trust	87

Small Capitalization Value Portfolio (continued)	Portfolio of Investments As of October 31, 2013

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2013 were as follows:

Affiliated Money Market Mutual Fund (10.8% represents investment s purchased with collateral from securities on loan)	16.2%
Insurance	6.5
Oil, Gas & Consumable Fuels	5.0
Commercial Banks	4.7
Real Estate Investment Trusts	4.7
Aerospace & Defense	3.7
Chemicals	3.4
Machinery	2.9
Metals & Mining	2.8
Electronics	2.7
Software	2.6
Banks	2.6
Capital Markets	2.4
Energy Equipment & Services	2.4
Containers & Packaging	2.3
Trading Companies & Distributors	2.3
Healthcare Equipment & Supplies	2.0
Semiconductors	2.0
Specialty Retail	1.9
Electric Utilities	1.9
Gas Utilities	1.8
Healthcare Services	1.8
Commercial Services & Supplies	1.8
Electrical Equipment	1.7
Retail	1.6
Electronic Equipment, Instrument & Components	1.5
IT Services	1.3
Hotels, Restaurants & Leisure	1.2
Food & Staples Retailing	1.2
Consumer Products & Services	1.0
Consumer Finance	0.9
Thrifts & Mortgage Finance	0.9
Financial Services	0.9
Construction & Engineering	0.8
Telecommunications	0.8
Retail & Merchandising	0.8
Foods	0.8
Hand/Machine Tools	0.8
Computer Services & Software	0.7
Media	0.7
Household Durables	0.7
Commercial Services	0.7
Road & Rail	0.6%
Food Products	0.6
Internet Services	0.6
Entertainment & Leisure	0.6
Semiconductors & Semiconductor Equipment	0.5
Drugs & Healthcare	0.5
Healthcare Products	0.5
Home Builders	0.5
Life Science Tools & Services	0.4
Textiles, Apparel & Luxury Goods	0.4
Leisure Equipment & Products	0.4
Professional Services	0.4
Manufacturing	0.4
Transportation	0.4
Building Materials	0.4
Financial—Bank & Trust	0.3
Internet Software & Services	0.3
Building Products	0.3
Healthcare Providers & Services	0.3
Environmental Services	0.3
Tobacco	0.3
Diversified Consumer Services	0.3
Healthcare Technology	0.3
Personal Products	0.3
Paper & Forest Products	0.2
Diversified Financial Services	0.2
Clothing & Apparel	0.2
Pipelines	0.2
Home Furnishings	0.2
Biotechnology	0.2
Savings & Loan	0.2
Environmental Control	0.2
Airlines	0.1
Exchange Traded Funds	0.1
Pharmaceuticals	0.1
Office Equipment	0.1
Computers & Peripherals	0.1
Energy—Alternate Sources	0.1
Distribution/Wholesale	0.1

111.6
Liabilities in excess of other assets	(11.6)

100.0%

See Notes to Financial Statements.

88	The TARGET Portfolio Trust

Portfolio of Investments As of October 31, 2013	International Equity Portfolio

SHARES	DESCRIPTION	VALUE (NOTE 1)
	LONG-TERM INVESTMENTS—96.8%

	COMMON STOCKS—96.3%

	Argentina—0.3%
9,400	MercadoLibre, Inc.	$1,265,569

	Australia—3.7%
286,100	Arrium Ltd.	373,811
166,700	Ausdrill Ltd.	240,867
148,800	Bank of Queensland Ltd.	1,697,432
65,000	Bendigo and Adelaide Bank Ltd.	669,163
125,300	Bradken Ltd.	739,205
248,800	Challenger Ltd.	1,411,461
213,375	Downer EDI Ltd.	991,342
765,800	Emeco Holdings Ltd.	249,168
54,000	Leighton Holdings Ltd.	914,807
178,100	Lend Lease Group	1,920,614
259,000	Metcash Ltd.	819,639
54,600	National Australia Bank Ltd.	1,824,784
914,400	Pacific Brands Ltd.	609,042
36,800	Rio Tinto Ltd.	2,214,344
237,600	Toll Holdings Ltd.	1,294,404

		15,970,083

	Austria—0.6%
39,100	OMV AG	1,865,183
18,000	Voestalpine AG	849,163

		2,714,346

	Belgium—0.8%
102,600	AGFA-Gevaert NV*	243,785
18,317	Anheuser-Busch InBev NV	1,898,815
20,300	Delhaize Group	1,296,455
16,878	Dexia SA*	1,146

		3,440,201

	Brazil—0.6%
48,890	Embraer SA, ADR	1,436,877
59,309	Natura Cosmeticos SA	1,186,074

		2,622,951

	Canada—1.8%
19,468	Canadian National Railway Co.	2,138,838
39,322	Lululemon Athletica, Inc.*(a)	2,715,184
64,830	Potash Corp. of Saskatchewan, Inc.	2,016,213
39,850	Teck Resources Ltd. (Class B Stock)	1,066,336

		7,936,571

See Notes to Financial Statements.

The TARGET Portfolio Trust	89

International Equity Portfolio (continued)	Portfolio of Investments As of October 31, 2013

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	China—3.5%
27,200	Baidu, Inc., ADR*	$4,376,480
279,549	China Mobile Ltd.	2,904,975
719,674	CNOOC Ltd. (Class H Stock)	1,463,796
4,858,539	Industrial & Commercial Bank of China Ltd. (Class H Stock)	3,405,963
1,824,000	Shougang Fushan Resources Group Ltd.	614,220
14,700	SINA Corp.*	1,228,332
456,777	Sinopharm Group Co. Ltd. (Class H Stock)	1,237,232

		15,230,998

	Denmark—1.0%
25,421	Novo Nordisk A/S (Class B Stock)	4,233,935

	Finland—0.5%
16,684	Kone Oyj (Class B Stock)	1,470,905
41,200	Tieto Oyj	905,157

		2,376,062

	France—9.7%
29,378	Air Liquide SA	3,992,891
30,500	Alstom SA	1,132,192
6,200	Arkema SA	701,443
62,600	AXA SA	1,559,713
32,000	BNP Paribas SA	2,360,750
37,031	Cie Generale des Etablissements Michelin	3,858,571
7,600	Ciments Francais SA	544,737
43,500	CNP Assurances	766,303
97,828	Credit Agricole SA*	1,176,244
27,900	Electricite de France SA	976,445
25,347	LVMH Moet Hennessy Louis Vuitton SA	4,866,527
39,990	Publicis Groupe SA	3,325,561
19,800	Renault SA	1,727,562
30,000	Sanofi	3,198,708
26,100	SCOR SE	921,226
13,611	Societe Generale SA	768,882
37,000	Thales SA	2,266,105
49,700	Total SA	3,049,254
20,400	Valeo SA	2,018,165
105,700	Vivendi SA	2,676,307

		41,887,586

	Germany—8.6%
35,679	Adidas AG	4,065,481
18,300	Allianz SE	3,072,628
3,600	Aurubis AG	226,819
21,900	BASF SE	2,273,548

See Notes to Financial Statements.

90	The TARGET Portfolio Trust

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Germany (continued)
11,700	Bayer AG	$1,451,417
6,900	Continental AG	1,261,787
34,000	Daimler AG	2,783,756
98,158	Deutsche Bank AG	4,743,911
29,400	DMG Mori Seiki AG	966,427
35,700	E.ON SE	650,760
48,100	Freenet AG*	1,249,392
53,860	Fresenius Medical Care AG & Co. KGaA	3,559,418
12,800	Hannover Rueck SE	1,024,406
7,400	Heidelberger Druckmaschinen AG*	19,783
16,400	Metro AG	768,934
8,400	Muenchener Rueckversicherungs AG	1,752,519
18,900	Rheinmetall AG	1,168,470
22,000	RWE AG	810,529
22,893	SAP AG	1,791,435
14,900	Stada Arzneimittel AG	856,482
12,100	Volkswagen AG	2,959,018

		37,456,920

	Hong Kong—2.7%
745,112	AIA Group Ltd.	3,783,554
97,000	Cheung Kong Holdings Ltd.	1,514,854
583,200	First Pacific Co. Ltd.	663,121
198,084	Hong Kong Exchanges and Clearing Ltd.	3,195,502
1,087,000	Huabao International Holdings Ltd.	476,993
292,680	Kingboard Chemical Holdings Ltd.	771,179
62,699	Sands China Ltd.	445,796
308,300	Yue Yuen Industrial Holdings Ltd.	846,556

		11,697,555

	Ireland—0.4%
33,100	Permanent TSB Group Holdings PLC (Chi-X)*	1,816
15,500	Permanent TSB Group Holdings PLC (XLON)*	842
66,600	Smurfit Kappa Group PLC	1,612,161

		1,614,819

	Israel—0.7%
182,600	Bank Hapoalim BM	977,546
16,000	Elbit Systems Ltd.	853,936
29,400	Teva Pharmaceutical Industries Ltd.	1,092,458

		2,923,940

	Italy—1.9%
15,900	Banco Popolare Scarl*	31,587
361,000	Enel SpA	1,592,713
104,300	Eni SpA	2,647,868
50,900	Finmeccanica SpA*	372,998
647,409	Intesa Sanpaolo SpA	1,606,147

See Notes to Financial Statements.

The TARGET Portfolio Trust	91

International Equity Portfolio (continued)	Portfolio of Investments As of October 31, 2013

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Italy (continued)
57,574	Saipem SpA	$1,346,842
682,500	Telecom Italia SpA	665,814

		8,263,969

	Japan—18.5%
22,600	Alpine Electronics, Inc.	273,604
36,400	Aoyama Trading Co. Ltd.	928,115
373,000	Aozora Bank Ltd.	1,084,324
124,000	Asahi Kasei Corp.	943,715
73,437	Bridgestone Corp.	2,517,620
102,000	Calsonic Kansei Corp.	490,392
34,600	Coca-Cola West Co. Ltd.	701,793
14,206	Fanuc Corp.	2,278,752
243,000	Fukuoka Financial Group, Inc.	1,096,040
30,600	Fuyo General Lease Co. Ltd.	1,269,511
51,900	Heiwa Corp.	870,168
16,700	Hogy Medical Co. Ltd	971,695
10,800	Idemitsu Kosan Co. Ltd.	904,104
25,405	Japan Exchange Group, Inc.	590,619
169,160	JX Holdings, Inc.	836,440
70,000	KDDI Corp.	3,790,954
30,400	Keihin Corp.	496,681
152,566	Komatsu Ltd.	3,347,356
157,372	Kubota Corp.	2,330,148
56,000	Kyorin Holdings, Inc.	1,193,819
78,200	Kyowa Exeo Corp.	928,588
247,900	Marubeni Corp.	1,940,920
26,500	Matsumotokiyoshi Holdings Co. Ltd.	894,173
3,900	Megmilk Snow Brand Co. Ltd.	55,384
9,100	Miraca Holdings, Inc.	410,028
58,300	Mitsubishi Corp.	1,179,471
1,208,876	Mitsubishi UFJ Financial Group, Inc.	7,698,445
130,500	Mitsui & Co. Ltd.	1,864,314
719,300	Mizuho Financial Group, Inc.	1,509,856
36,300	Namco Bandai Holdings, Inc.	684,269
65,700	Nichii Gakkan Co.	658,491
61,300	Nippon Electric Glass Co. Ltd.	315,311
47,100	Nippon Telegraph & Telephone Corp.	2,448,274
254,300	Nishi-Nippon City Bank Ltd. (The)	687,057
127,600	Nissan Motor Co. Ltd.	1,281,265
110,000	NTT DOCOMO, Inc.	1,745,154
67,200	Otsuka Holdings Co. Ltd.	1,913,995
330,600	Resona Holdings, Inc.	1,719,692
150,200	Sankyu, Inc.	537,632

See Notes to Financial Statements.

92	The TARGET Portfolio Trust

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Japan (continued)
82,000	Seino Holdings Co. Ltd.	$809,852
36,500	Shimachu Co. Ltd.	886,364
28,200	Shizuoka Gas Co. Ltd.	186,754
39,553	SoftBank Corp.	2,953,775
149,600	Sumitomo Corp.	1,946,791
52,700	Sumitomo Mitsui Financial Group, Inc.	2,547,302
708,894	Sumitomo Mitsui Trust Holdings, Inc.	3,501,290
203,400	Toagosei Co. Ltd.	922,359
46,300	Toho Holdings Co. Ltd.	896,386
50,400	Toppan Forms Co. Ltd.	470,061
80,963	Toyota Motor Corp.	5,249,494
23,500	Tsumura & Co.	738,604
6,800	Tsuruha Holdings, Inc.	617,364
106,900	UNY Group Holdings Co. Ltd.	674,572
24,300	West Japan Railway Co.	1,089,611
130,100	Yokohama Rubber Co. Ltd. (The)	1,272,584

		80,151,332

	Liechtenstein—0.1%
3,800	Verwaltungs-und Privat-Bank AG	368,964

	Mexico—0.4%
628,273	Wal-Mart de Mexico SAB de CV (Class V Stock)	1,633,372

	Netherlands—3.6%
96,600	Aegon NV	768,638
29,056	ASML Holding NV	2,751,258
290,515	ING Groep NV, CVA*	3,691,798
123,400	Koninklijke Ahold NV	2,345,418
94,100	Koninklijke KPN NV*	300,758
4,300	Royal Dutch Shell PLC (Class A Stock)	143,237
156,100	Royal Dutch Shell PLC (Class B Stock)	5,404,228

		15,405,335

	New Zealand—0.2%
825,600	Air New Zealand Ltd.	1,098,325

	Norway—1.1%
94,500	DnB ASA	1,675,156
11,700	Fred Olsen Energy ASA	491,677
56,800	Statoil ASA	1,343,957
31,400	Yara International ASA	1,352,314

		4,863,104

	Russia—0.5%
53,945	Yandex NV (Class A Stock)*	1,988,413

	Singapore—0.5%
106,000	DBS Group Holdings Ltd.	1,429,036

See Notes to Financial Statements.

The TARGET Portfolio Trust	93

International Equity Portfolio (continued)	Portfolio of Investments As of October 31, 2013

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Singapore (continued)
56,000	United Overseas Bank Ltd.	$937,810

		2,366,846

	South Korea—0.7%
2,098	Samsung Electronics Co. Ltd.	2,893,266

	Spain—2.3%
29,675	Amadeus IT Holding SA (Class A Stock)	1,101,016
210,208	Banco Bilbao Vizcaya Argentaria SA	2,456,695
211,617	Banco Santander SA	1,876,049
86,900	Gas Natural SDG SA	2,049,646
63,100	Repsol SA	1,691,771
35,300	Telefonica SA*	621,258

		9,796,435

	Sweden—2.5%
87,100	Boliden AB	1,237,082
79,587	Hennes & Mauritz AB (Class B Stock)	3,439,103
19,200	NCC AB (Class B Stock)	590,579
91,600	Nordea Bank AB	1,171,703
17,400	Oriflame Cosmetics SA, SDR	549,092
61,000	Swedbank AB (Class A Stock)	1,587,607
249,900	TeliaSonera AB	2,066,422

		10,641,588

	Switzerland—7.9%
13,600	Baloise Holding AG	1,579,966
4,400	Bucher Industries AG	1,218,493
72,936	Credit Suisse Group AG*	2,268,891
2,200	Georg Fischer AG*	1,515,465
1,500	Helvetia Holding AG	707,459
56,043	Julius Baer Group Ltd.*	2,749,232
9,200	Lonza Group AG*	821,219
40,838	Nestle SA	2,947,849
74,775	Novartis AG	5,804,229
21,653	Roche Holding AG	5,987,821
6,800	Swiss Life Holding AG*	1,348,307
25,500	Swiss Re Ltd.*	2,238,458
6,320	Syngenta AG	2,550,857
8,700	Zurich Insurance Group AG*	2,404,014

		34,142,260

	Taiwan—0.1%
25,900	Taiwan Semiconductor Manufacturing Co. Ltd., ADR	476,819

See Notes to Financial Statements.

94	The TARGET Portfolio Trust

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	United Kingdom—19.1%
80,600	Alent PLC	$447,929
53,000	AMEC PLC	999,599
70,558	ARM Holdings PLC	1,105,626
77,700	AstraZeneca PLC	4,113,484
183,100	Aviva PLC	1,314,469
346,800	BAE Systems PLC	2,529,751
300,600	Barclays PLC	1,264,774
313,989	Beazley PLC	1,150,974
521,100	BP PLC	4,045,127
58,401	British American Tobacco PLC	3,222,141
685,700	BT Group PLC	4,148,951
84,546	Burberry Group PLC	2,077,610
1,058,300	Cable & Wireless Communications PLC	793,975
153,400	Carillion PLC	747,371
70,699	Carnival PLC	2,512,824
243,200	Centrica PLC	1,375,486
80,900	Dairy Crest Group PLC	696,713
507,900	Debenhams PLC	828,558
43,300	Eurasian Natural Resources Corp. PLC*	156,014
31,400	GlaxoSmithKline PLC	827,785
142,100	Home Retail Group PLC	453,376
329,447	HSBC Holdings PLC	3,602,437
204,800	Intermediate Capital Group PLC	1,571,569
397,300	J. Sainsbury PLC	2,513,152
603,106	Kingfisher PLC	3,648,484
621,400	Legal & General Group PLC	2,153,673
29,100	Liberty Global PLC (Class A Stock)*(a)	2,280,567
144,620	Marston’s PLC	352,133
38,574	Micro Focus International PLC	505,591
44,800	Mondi PLC	799,953
524,912	Old Mutual PLC	1,710,724
166,800	Pace PLC	814,650
100,129	Pearson PLC	2,094,216
48,974	Reckitt Benckiser Group PLC	3,808,205
173,260	Rolls-Royce Holdings PLC*	3,191,994
293,000	RSA Insurance Group PLC	603,447
46,047	SABMiller PLC	2,400,946
153,260	Standard Chartered PLC	3,679,801
402,500	Tesco PLC	2,347,857
153,300	Tullett Prebon PLC	780,890
33,504	Tullow Oil PLC	506,425
80,600	Vesuvius PLC	626,607
649,600	Vodafone Group PLC	2,379,348
61,300	WH Smith PLC	884,664
461,600	WM Morrison Supermarkets PLC	2,082,768
116,196	WPP PLC	2,468,130

		82,620,768

See Notes to Financial Statements.

The TARGET Portfolio Trust	95

International Equity Portfolio (continued)	Portfolio of Investments As of October 31, 2013

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	United States —2.0%
31,934	Accenture PLC (Class A Stock)	$2,347,149
93,300	Boart Longyear Ltd.	37,919
36,207	Schlumberger Ltd.	3,393,320
44,200	Yum! Brands, Inc.	2,988,804

		8,767,192

	TOTAL COMMON STOCKS (cost $347,491,836)	416,849,524

	PREFERRED STOCKS—0.5%

	Brazil—0.5%
136,221	Itau Unibanco Holding SA (PRFC), ADR	2,099,166

	United Kingdom
14,900,360	Rolls-Royce Holdings PLC (Class C Stock)*	23,891

	TOTAL PREFERRED STOCKS (cost $2,311,062)	2,123,057

	TOTAL LONG-TERM INVESTMENTS (cost $349,802,898)	418,972,581

	SHORT-TERM INVESTMENT—3.0%

	AFFILIATED MONEY MARKET MUTUAL FUND
13,055,627	Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund (cost $13,055,627; includes $3,259,148 of cash collateral for securities on loan)(b)(w) (Note 3)	13,055,627

	TOTAL INVESTMENTS—99.8% (cost $362,858,525; Note 5)	432,028,208
	Other assets in excess of liabilities(x)—0.2%	871,237

	NET ASSETS—100%	$432,899,445

The following abbreviations are used in the Portfolio descriptions:

ADR—American Depositary Receipt

Chi-X—European Equity Exchange

CVA—Certificate Van Aandelen (Bearer)

PRFC—Preference Shares

SDR—Swedish Depositary Receipt

XLON—London Stock Exchange

EUR—Euro

GBP—British Pound

JPY—Japanese Yen

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $3,124,666; cash collateral of $3,259,148 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

See Notes to Financial Statements.

96	The TARGET Portfolio Trust

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(w)	Prudential Investments LLC, the manager of the Portfolio also serves as manager of the Prudential Investment Portfolios 2-Prudential Core Taxable Money Market Fund.
(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Forward foreign currency exchange contracts outstanding at October 31, 2013:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
British Pound,
Expiring 02/18/14	State Street Bank	GBP	4,170	$6,748,926	$6,680,754	$(68,172)
Japanese Yen,
Expiring 01/06/14	State Street Bank	JPY	376,905	3,767,519	3,834,904	67,385

				$10,516,445	$10,515,658	$(787)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
British Pound,
Expiring 02/18/14	State Street Bank	GBP	4,170	$6,460,107	$6,680,754	$(220,647)
Euro,
Expiring 04/28/14	State Street Bank	EUR	7,472	10,316,097	10,148,753	167,344
Japanese Yen,
Expiring 01/06/14	State Street Bank	JPY	1,795,711	18,108,679	18,270,865	(162,186)

				$34,884,883	$35,100,372	$(215,489)

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks:
Argentina	$1,265,569	$—	$—
Australia	—	15,970,083	—
Austria	—	2,714,346	—
Belgium	244,931	3,195,270	—
Brazil	2,622,951	—	—
Canada	7,936,571	—	—
China	5,604,812	9,626,186	—
Denmark	—	4,233,935	—
Finland	—	2,376,062	—
France	544,737	41,342,849	—

See Notes to Financial Statements.

The TARGET Portfolio Trust	97

International Equity Portfolio (continued)	Portfolio of Investments As of October 31, 2013

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Germany	$—	$37,456,920	$—
Hong Kong	—	11,697,555	—
Ireland	2,658	1,612,161	—
Israel	—	2,923,940	—
Italy	—	8,263,969	—
Japan	—	80,151,332	—
Liechtenstein	368,964	—	—
Mexico	1,633,372	—	—
Netherlands	300,758	15,104,577	—
New Zealand	—	1,098,325	—
Norway	—	4,863,104	—
Russia	1,988,413	—	—
Singapore	—	2,366,846	—
South Korea	—	2,893,266	—
Spain	—	9,796,435	—
Sweden	—	10,641,588	—
Switzerland	—	34,142,260	—
Taiwan	476,819	—	—
United Kingdom	3,543,146	79,077,622	—
United States	8,767,192	—	—
Preferred Stocks:
Brazil	2,099,166	—	—
United Kingdom	—	23,891	—
Affiliated Money Market Mutual Fund	13,055,627	—	—
Other Financial Instruments*
Forward foreign currency exchange contracts	—	(216,276)	—

Total	$50,455,686	$381,356,246	$—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

Fair Value of Level 2 investments at 10/31/12 was $0. An amount of $222,551,882 was transferred from Level 1 into Level 2 at 10/31/13 as a result of fair valuing such foreign securities using third parlty vendor modeling tools. Such fair values are used to reflect the impact of significant market movements between the time at which the fund normally values its securities and the earlier closing of foreign markets.

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period.

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 2013 were as follows:

Commercial Banks	15.3%
Pharmaceuticals	7.5
Oil & Gas	7.3
Insurance	7.3
Telecommunications	6.7
Retail	4.5%
Chemicals	4.2
Food	4.1
Automobile Manufacturers	3.2
Auto Parts and Equipment	3.1

See Notes to Financial Statements.

98	The TARGET Portfolio Trust

Industry (cont’d.)
Affiliated Money Market Mutual Fund (0.8% represents investments purchased with collateral from securities on loan)	3.0%
Machinery & Equipment	2.7
Aerospace/Defense	2.4
Diversified Financial Services	2.4
Internet	2.1
Apparel	1.7
Semiconductors	1.7
Distribution/Wholesale	1.5
Computer Services & Software	1.5
Transportation	1.4
Advertising	1.4
Beverages	1.3
Mining	1.1
Holding Companies—Diversified	1.1
Media	1.0
Electric	1.0
Engineering/Construction	0.9
Healthcare Services	0.9
Household Products/Wares	0.9
Entertainment & Leisure	0.8
Real Estate	0.7
Agriculture	0.7%
Forest & Paper Products	0.6
Miscellaneous Manufacturers	0.5
Cosmetics & Toiletries	0.4
Iron/Steel	0.4
Oil & Gas Services	0.3
Diversified Machinery	0.3
Commercial Services	0.3
Airlines	0.2
Healthcare Products	0.2
Hand/Machine Tools	0.2
Communications Equipment	0.2
Toys/Games/Hobbies	0.2
Coal	0.1
Building Materials	0.1
Lodging	0.1
Electronics	0.1
Home Furnishings	0.1
Trading Companies & Distributors	0.1

99.8
Other assets in excess of liabilities	0.2

100.0%

See Notes to Financial Statements.

The TARGET Portfolio Trust	99

Total Return Bond Portfolio	Portfolio of Investments As of October 31, 2013

MOODY’S RATINGS† (UNAUDITED)	PRINCIPAL AMOUNT (000)#		DESCRIPTION	VALUE (NOTE 1)
			LONG-TERM INVESTMENTS—95.7%

			ASSET-BACKED SECURITIES—2.0%

			Non-Residential Mortgage-Backed Security—0.8%
Aaa		3,078	SLM Student Loan Trust, Series 2008-9, Class A 1.738%(c), 04/25/23	$3,165,654

			Residential Mortgage-Backed Securities—1.2%
Ba3		700	Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH3, Class A4 0.41%(c), 10/25/36	643,137
Ba3		1,800	Ownit Mortgage Loan Trust, Series 2005-2, Class M4 1.10%(c), 03/25/36	1,713,019
B1		2,736	Specialty Underwriting & Residential Finance Trust, Series 2004-BC2, Class M1 0.995%(c), 05/25/35	2,532,421
B3		335	Structured Asset Securities Corp. Mortgage Loan Trust, Series 2005-7XS, Class 2A1A 1.68%(c), 04/25/35	317,949

				5,206,526

			TOTAL ASSET-BACKED SECURITIES (cost $8,215,643)	8,372,180

			COMMERCIAL MORTGAGE-BACKED SECURITIES—0.5%
Aa3		800	Banc of America Commercial Mortgage Trust, Series 2007-3, Class A5 5.377%, 06/10/49	894,653
A(d)	GBP	92	Epic (More London) PLC, Series MLDN, Class A (Ireland) 0.77%(c), 07/15/17	146,995
Aaa		15,769	UBS—Barclays Commercial Mortgage Trust, Series 2013-C5, Class XA, 144A, IO 1.292%(c), 03/10/46	1,181,015

			TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $2,287,860)	2,222,663

			CORPORATE BONDS—20.0%

			Airlines—0.1%
NR		459	UAL 1991 Equipment Trust AB, Equipment Trust(i) 10.85%, 02/19/15(g)	234,077

See Notes to Financial Statements.

100	The TARGET Portfolio Trust

MOODY’S RATINGS† (UNAUDITED)	PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)
		CORPORATE BONDS (continued)

		Automobile Manufacturers—1.1%
A3	3,800	Daimler Finance North America LLC, Gtd. Notes, 144A (Germany) 0.858%(c), 03/28/14	$3,806,722
A3	600	1.30%, 07/31/15	603,635

			4,410,357

		Automotive Parts—0.3%
Baa2	1,100	AutoZone, Inc., Sr. Unsec’d. Notes 6.95%, 06/15/16	1,255,476

		Cable Television—0.4%
Ba3	1,500	Dish DBS Corp., Gtd. Notes 7.75%, 05/31/15	1,640,625

		Financial—Bank & Trust—6.4%
Baa2	1,200	Bank of America Corp., Sr. Unsec’d. Notes 0.503%(c), 10/14/16	1,183,036
Baa2	800	7.625%, 06/01/19	997,332
Baa2	300	Sr. Unsec’d. Notes, MTN 5.65%, 05/01/18	342,204
Ba3	500	CIT Group, Inc., Sr. Unsec’d. Notes, 144A 5.25%, 04/01/14	508,125
Baa2	3,800	Citigroup, Inc., Sr. Unsec’d. Notes 1.25%, 01/15/16	3,810,150
Aa3	2,600	Export-Import Bank of Korea, Sr. Unsec’d. Notes (South Korea) 8.125%, 01/21/14	2,640,849
Baa1	300	Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes 6.15%, 04/01/18	347,698
Baa1	400	Sr. Unsec’d. Notes, MTN 0.641%(c), 07/22/15	398,668
A2	1,900	HSBC Bank USA NA, Sub. Notes 4.875%, 08/24/20	2,070,852
A3	4,900	JPMorgan Chase & Co., Sr. Unsec’d. Notes, MTN 0.882%(c), 02/26/16	4,918,076
Ba1	3,100	Lloyds Bank PLC, Jr. Sub. Notes, 144A (United Kingdom) 12.00%(c), 12/29/49	4,169,500

See Notes to Financial Statements.

The TARGET Portfolio Trust	101

Total Return Bond Portfolio (continued)	Portfolio of Investments As of October 31, 2013

MOODY’S RATINGS† (UNAUDITED)	PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)
		CORPORATE BONDS (continued)

		Financial—Bank & Trust (continued)
Ba1	3,300	Royal Bank of Scotland PLC (The), Sub. Notes, MTN (United Kingdom) 6.934%, 04/09/18	$5,042,546

			26,429,036

		Financial Services—5.8%
B1	3,600	Ally Financial, Inc., Gtd. Notes 8.00%, 03/15/20	4,275,000
Baa2	400	CitiFinancial, Inc., Sr. Unsec’d. Notes 6.625%, 06/01/15	428,504
Baa3	2,000	Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes 5.625%, 09/15/15	2,163,638
A1	1,700	General Electric Capital Corp., Sr. Unsec’d. Notes, MTN 0.552%(c), 06/20/14	1,702,356
Ba2	1,900	International Lease Finance Corp., Sr. Sec’d. Notes, 144A 7.125%, 09/01/18	2,187,375
Baa2	300	Merrill Lynch & Co., Inc., Sr. Unsub. Notes, MTN 5.75%, 12/12/14	504,584
Baa2	3,200	Morgan Stanley, Notes, MTN 6.625%, 04/01/18	3,753,017
Baa2	1,800	Sr. Unsec’d. Notes, MTN 5.75%, 10/18/16	2,019,235
Baa1	4,200	Pearson Dollar Finance PLC, Gtd. Notes, 144A (United Kingdom) 5.70%, 06/01/14	4,309,498
B3	100	Springleaf Finance Corp., Sr. Unsec’d. Notes, MTN 5.40%, 12/01/15	104,750
A1	2,700	Sumitomo Mitsui Trust Bank Ltd., Gtd. Notes, 144A (Japan) 1.80%, 03/28/18	2,657,073

			24,105,030

		Insurance—0.7%
Baa1	2,300	American International Group, Inc., Sr. Unsec’d. Notes 8.25%, 08/15/18	2,909,643

See Notes to Financial Statements.

102	The TARGET Portfolio Trust

MOODY’S RATINGS† (UNAUDITED)	PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)
		CORPORATE BONDS (continued)

		Metals & Mining—0.9%
BBB-(d)	3,500	Gerdau Trade, Inc., Gtd. Notes, 144A (Brazil) 5.75%, 01/30/21	$3,608,500

		Oil, Gas & Consumable Fuels—0.4%
Baa1	1,300	Suncor Energy, Inc., Sr. Unsec’d. Notes (Canada) 6.85%, 06/01/39	1,611,935

		Paper & Forest Products—0.9%
Baa3	3,600	International Paper Co., Sr. Unsec’d. Notes 5.25%, 04/01/16	3,939,592

		Pharmaceuticals—0.7%
Baa2	1,200	Cardinal Health, Inc., Sr. Unsec’d. Notes 6.00%, 06/15/17	1,356,050
B1	1,275	Valeant Pharmaceuticals International, Gtd. Notes, 144A 6.75%, 08/15/21	1,357,875

			2,713,925

		Pipelines—0.1%
Ba2	300	El Paso LLC, Sr. Sec’d. Notes, MTN 7.80%, 08/01/31	309,703

		Real Estate Investment Trust—1.0%
Baa2	3,700	Goodman Funding Pty Ltd., Gtd. Notes, 144A (Australia) 6.375%, 11/12/20	4,115,144

		Retail & Merchandising—0.5%
Ba2	1,900	Limited Brands, Inc., Sr. Unsec’d. Notes 6.90%, 07/15/17	2,170,750

		Telecommunication Services—0.3%
Baa1	200	Verizon Communications, Inc., Sr. Unsec’d. Notes 2.002%(c), 09/14/18	211,158
Baa1	200	2.50%, 09/15/16	207,541
Baa1	500	3.65%, 09/14/18	531,777
Baa1	200	6.55%, 09/15/43	232,042

			1,182,518

See Notes to Financial Statements.

The TARGET Portfolio Trust	103

Total Return Bond Portfolio (continued)	Portfolio of Investments As of October 31, 2013

MOODY’S RATINGS† (UNAUDITED)	PRINCIPAL AMOUNT (000)#		DESCRIPTION	VALUE (NOTE 1)
			CORPORATE BONDS (continued)

			Tobacco
Baa1		136	Altria Group, Inc., Gtd. Notes 9.70%, 11/10/18	$182,628

			Transportation—0.4%
Baa2		1,600	CSX Corp., Sr. Unsec’d. Notes 6.25%, 03/15/18	1,876,672

			TOTAL CORPORATE BONDS (cost $76,686,250)	82,695,611

			FOREIGN GOVERNMENT BONDS—6.5%
Baa2	BRL	7,400	Brazil Letras do Tesouro Nacional Bills (Brazil) 12.347%(s), 01/01/17	2,349,495
NR	EUR	7,000	Italy Buoni Ordinari Del Tesoro BOT, Bills (Italy) 0.781%(s), 02/28/14	9,489,647
NR	EUR	4,300	0.825%(s), 10/14/14	5,795,492
NR	EUR	300	1.088%(s), 09/12/14	404,651
NR	MXN	9,000	Mexico Cetes, Bills (Mexico) 3.42%(s), 01/23/14	68,437
NR	MXN	27,000	3.44%(s), 02/06/14	205,036
Baa3	EUR	500	Spain Government Bond, Bonds (Spain) 4.00%, 07/30/15	708,782
NR	EUR	300	Spain Letras del Tesoro, Bills (Spain) 0.936%(s), 03/14/14	406,483
BBB-(d)	EUR	800	1.011%(s), 06/20/14	1,081,566
Baa3	EUR	4,700	1.082%(s), 04/16/14	6,363,516

			TOTAL FOREIGN GOVERNMENT BONDS (cost $26,634,385)	26,873,105

			MUNICIPAL BONDS—4.1%

			California—1.3%
A1		4,300	Los Angeles County Public Works Financing Authority, Revenue Bonds 7.618%, 08/01/40	5,204,849

			Illinois—0.2%
A1		800	Chicago Transit Authority, Series B, Revenue Bonds 6.899%, 12/01/40	917,856

See Notes to Financial Statements.

104	The TARGET Portfolio Trust

MOODY’S RATINGS† (UNAUDITED)	PRINCIPAL AMOUNT (000)#		DESCRIPTION	VALUE (NOTE 1)
			MUNICIPAL BONDS (continued)

			Kentucky—0.9%
Aa3	800		Kentucky State Property & Building Commission, Revenue Bonds 4.303%, 11/01/19	$851,712
Aa3	1,000		4.403%, 11/01/20	1,051,190
Aa3	1,900		5.373%, 11/01/25	2,003,702

				3,906,604

			New Jersey—0.7%
A3	200		New Jersey State Turnpike Authority, Revenue Bonds 5.00%, 01/01/25	226,528
A3	400		5.00%, 01/01/26	446,684
A3	500		5.00%, 01/01/27	548,080
Aa3	1,800		Port Authority of New York & New Jersey, Revenue Bonds 4.458%, 10/01/62	1,589,004

				2,810,296

			New York—1.0%
Aa1	1,400		New York City Transitional Finance Authority, Revenue Bonds 4.725%, 11/01/23	1,532,524
Aa1	1,100		4.905%, 11/01/24	1,208,449
Aa1	1,100		5.075%, 11/01/25	1,224,047

				3,965,020

			TOTAL MUNICIPAL BONDS (cost $16,602,742)	16,804,625

			RESIDENTIAL MORTGAGE-BACKED SECURITIES—2.7%
Ca	868		American Home Mortgage Assets Trust, Series 2006-1, Class 2A1 0.36%(c), 05/25/46	634,217
AAA(d)	—	(r)	American Housing Trust I, Series I, Class 5 8.625%, 08/25/18	187
AA+(d)	6		Bear Stearns Adjustable Rate Mortgage Trust, Series 2002-11, Class 1A1 2.563%(c), 02/25/33	5,841
Caa2	823		Series 2005-4, Class 3A1 2.706%(c), 08/25/35	734,188
D(d)	697		Series 2007-3, Class 1A1 2.869%(c), 05/25/47	570,661
B2	244		Bear Stearns Alt-A Trust, Series 2005-4, Class 23A2 2.658%(c), 05/25/35	242,194

See Notes to Financial Statements.

The TARGET Portfolio Trust	105

Total Return Bond Portfolio (continued)	Portfolio of Investments As of October 31, 2013

MOODY’S RATINGS† (UNAUDITED)	PRINCIPAL AMOUNT (000)#		DESCRIPTION	VALUE (NOTE 1)
			RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
D(d)		814	CHL Mortgage Pass-Through Trust Series 2005-29, Class A1 5.75%, 12/25/35	$738,436
B1		228	Citigroup Mortgage Loan Trust, Series 2005-6, Class A2 2.29%(c), 09/25/35	223,209
D(d)		656	Series 2007-10, Class 22AA 2.798%(c), 09/25/37	535,437
Ca		727	Countrywide Alternative Loan Trust, Series 2006-OA9, Class 2A1A 0.383%(c), 07/20/46	423,811
Ca		999	Series 2006-OA17, Class 1A1A 0.368%(c), 12/20/46	699,975
BB(d)		808	Greenpoint Mortgage Pass-Through Certificates, Series 2003-1, Class A1 2.793%(c), 10/25/33	799,128
NR		2	Indymac Adjustable Rate Mortgage Trust, Series 2001-H2, Class A1 1.717%(c), 01/25/32	1,442
B2		215	Merrill Lynch Mortgage Investors Trust, Series 2005-A10, Class A 0.38%(c), 02/25/36	195,309
Aaa		1,300	Permanent Master Issuer PLC, (United Kingdom) Series 2011-1A, Class 1A1, 144A(g) 1.644%(c), 07/15/42	1,302,947
Aaa	EUR	2,500	Series 2011-1A, Class 1A3, 144A 1.527%(c), 07/15/42	3,401,206
A(d)		11	Residential Funding Mortgage Securities I Trust, Series 2003-S9, Class A1 6.50%, 03/25/32	11,592
CCC(d)		811	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR2, Class 2A1 2.633%(c), 03/25/36	808,792

			TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $11,027,675)	11,328,572

			U.S. GOVERNMENT AGENCY OBLIGATIONS—31.7%
		391	Federal Home Loan Mortgage Corp. 1.552%(c), 07/25/44	397,695
		11	2.403%(c), 09/01/35	11,726
		12	2.425%(c), 01/01/24	12,148
		6,454	4.50%, 01/01/39-07/01/41	6,890,250
		8	5.50%, 06/01/31	8,429
		7	7.50%, 09/01/16-07/01/17	7,223

See Notes to Financial Statements.

106	The TARGET Portfolio Trust

PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)
	U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
39	Federal National Mortgage Assoc. 1.875%(c), 01/01/20	$40,162
56	2.261%(c), 12/01/34	58,601
37	3.388%(c), 05/01/36	38,572
253	3.50%, 08/01/20	267,811
4,000	3.50%, TBA	4,102,500
289	4.00%, 12/01/40	305,987
58,000	4.00%, TBA	61,099,375
9,000	4.00%, TBA	9,454,219
392	4.50%, 01/01/25-02/01/33	417,875
1,000	4.50%, TBA	1,067,969
43,000	5.00%, TBA	46,762,500
107	Government National Mortgage Assoc. 1.625%, 02/20/17-11/20/29	111,099
31	2.00%, 08/20/22-10/20/26	32,328
26	8.50%, 06/15/30-08/20/30	29,153

	TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $129,481,361)	131,115,622

	U.S. TREASURY OBLIGATIONS—28.2%
16,300	U.S. Treasury Inflation Indexed Bonds, TIPS 0.125%, 01/15/22-01/15/23	16,502,873
5,100	0.375%, 07/15/23	5,123,190
200	0.75%, 02/15/42	178,843
3,800	1.125%, 01/15/21	4,389,492
700	2.00%, 07/15/14(k)	888,099
1,800	2.125%, 02/15/41	2,296,066
5,700	2.375%, 01/15/25	8,464,840
1,700	U.S. Treasury Notes 0.25%, 07/31/15	1,699,801
369	0.625%, 07/15/14	370,312
61,700	0.625%, 04/30/18(k)	60,273,187
3,500	0.75%, 12/31/17-02/28/18	3,451,670
5,600	1.375%, 06/30/18	5,640,689
100	1.875%, 08/31/17	103,555
100	2.25%, 07/31/18	104,695
6,600	2.875%, 03/31/18(h)	7,095,515

	TOTAL U.S. TREASURY OBLIGATIONS (cost $115,996,342)	116,582,827

	TOTAL LONG-TERM INVESTMENTS (cost $386,932,258)	395,995,205

	SHORT-TERM INVESTMENTS—32.2%

	REPURCHASE AGREEMENTS(m)—31.1%
9,300	Barclays Capital, Inc., 0.05%, dated 10/25/13, due 11/06/13 in the amount of $9,300,155	9,300,000
9,300	Barclays Capital, Inc., 0.05%, dated 10/28/13, due 11/04/13 in the amount of $9,300,090	9,300,000

See Notes to Financial Statements.

The TARGET Portfolio Trust	107

Total Return Bond Portfolio (continued)	Portfolio of Investments As of October 31, 2013

PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)
	REPURCHASE AGREEMENTS(m) (continued)
7,300	Barclays Capital, Inc., 0.12%, dated 10/31/13, due 11/01/13 in the amount of $7,300,024	$7,300,000
42,700	Citigroup Global Markets, Inc., 0.13%, dated 10/31/13, due 11/01/13 in the amount of $42,700,154	42,700,000
13,900	Deutsche Bank, 0.03%, dated 10/23/13, due 11/01/13 in the amount of $13,900,104	13,900,000
6,600	Deutsche Bank, 0.12%, dated 10/31/13, due 11/01/13 in the amount of $6,600,022	6,600,000
4,000	JPMorgan Chase & Co., 0.14%, dated 10/31/13, due 11/01/13 in the amount of $4,000,016	4,000,000
11,100	Morgan Stanley, 0.13%, dated 10/31/13, due 11/01/13 in the amount of $11,100,040	11,100,000
24,500	RBS Securities, Inc., 0.07%, dated 10/28/13, due 11/12/13 in the amount of $24,500,715(g)	24,500,000

	TOTAL REPURCHASE AGREEMENTS (cost $128,700,000)	128,700,000

	CERTIFICATES OF DEPOSIT(n)—0.9%
1,500	Ford Motor Credit, 1.007%, 11/01/13	1,500,000
1,000	1.007%, 11/05/13	999,896
500	1.688%, 04/17/14	497,515
500	1.811%, 12/02/13	496,975

	TOTAL CERTIFICATES OF DEPOSIT (cost $3,494,379)	3,494,386

SHARES

	AFFILIATED MONEY MARKET MUTUAL FUND—0.2%
692,651	Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund (cost $692,651)(w)(Note 3)	692,651

	TOTAL SHORT-TERM INVESTMENTS (cost $132,887,030)	132,887,037

	TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN AND SECURITY SOLD SHORT—127.9% (cost $519,819,288; Note 5)	528,882,242

NOTIONAL AMOUNTS (000)#	OPTIONS WRITTEN*	COUNTERPARTY

	Call Options
1,200	Interest Rate Swap Options, Pay a fixed rate of 1.30% and receive a floating rate based on 3-month LIBOR, expiring 01/27/14	Merrill Lynch	(1,209)

See Notes to Financial Statements.

108	The TARGET Portfolio Trust

NOTIONAL AMOUNTS (000)#	DESCRIPTION	COUNTERPARTY	VALUE (NOTE 1)
	OPTIONS WRITTEN* (continued)
8,000	Pay a fixed rate of 1.40% and receive a floating rate based on 3-month LIBOR, expiring 02/14/14	Goldman Sachs	$(17,087)
1,100	Pay a fixed rate of 2.40% and receive a floating rate based on 3-month LIBOR, expiring 03/17/14	Deutsche Bank	(3,978)

			(22,274)

	Put Options
34,000	3 Year Euro Dollar Mid-curve, expiring 03/14/14, Strike Price $97.38		(11,050)
500	5 Year CDX.O IG.14.V1, expiring 12/18/13, Strike Price $1.10	Merrill Lynch	(26)
1,200	Interest Rate Swap Options, Receive a fixed rate of 1.80% and pay a floating rate based on 3-month LIBOR, expiring 01/27/14	Merrill Lynch	(3,855)
8,000	Receive a fixed rate of 2.00% and pay a floating rate based on 3-month LIBOR, expiring 02/14/14	Goldman Sachs	(13,853)
1,100	Receive a fixed rate of 2.90% and pay a floating rate based on 3-month LIBOR, expiring 03/17/14	Deutsche Bank	(17,543)

			(46,327)

	TOTAL OPTIONS WRITTEN (premiums received $108,799)		(68,601)

PRINCIPAL AMOUNT (000)#	SECURITY SOLD SHORT—(0.3)%

	U.S. GOVERNMENT AGENCY OBLIGATION—(0.3)%
1,000	Federal Home Loan Mortgage Corp., 4.50%, TBA (proceeds received $1,064,375)		(1,067,187)

	TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN AND SECURITY SOLD SHORT—127.6% (cost $518,646,114; Note 5)		527,746,454
	Liabilities in excess of other assets(x)—(27.6)%		(114,049,101)

	NET ASSETS—100%		$413,697,353

The following abbreviations are used in the Portfolio descriptions:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

CDX—Credit Derivative Index

Euribor—Euro Interbank Offered Rate

IO—Interest Only

LIBOR—London Interbank Offered Rate

MTN—Medium Term Note

NR—Not Rated by Moody’s or Standard & Poor’s

TBA—To Be Announced

TIPS—Treasury Inflation Protected Securities

AUD—Australian Dollar

BRL—Brazilian Real

See Notes to Financial Statements.

The TARGET Portfolio Trust	109

Total Return Bond Portfolio (continued)	Portfolio of Investments As of October 31, 2013

EUR—Euro

GBP—British Pound

MXN—Mexican Peso

NOK—Norwegian Krone

*	Non-income producing security
†	The ratings reflected are as of October 31, 2013. Ratings of certain bonds may have changed subsequent to that date. The Fund’s current Statement of Additional Information contains a description of Moody’s and Standard & Poor’s ratings.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at October 31, 2013.
(d)	Standard & Poor’s rating.
(g)	Indicates a security or securities that have been deemed illiquid.
(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.
(i)	Represents issuer in default on interest payments. Non-income producing security.
(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.
(m)	Repurchase agreement is collateralized by Federal Home Loan Mortgage Corp. (coupon rate 2.255%, maturity date 12/05/22), U.S. Treasury Notes (coupon rates 0.625%-2.625%, maturity dates 07/31/14-11/30/17), U.S. Treasury Inflation Indexed Bonds (coupon rates 0.125%-2.000%, maturity dates 01/15/14-01/15/22), with the aggregate value, including accrued interest, of $131,230,826.
(n)	Rates shown are the effective yields at purchase date.
(r)	Less than $500 par.
(s)	Represents zero coupon bond or principal only securities. Rate represents yield to maturity at purchase date.
(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund.
(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts open at October 31, 2013:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at October 31, 2013	Unrealized Appreciation
Long Positions:
358	90 Day Euribor	Jun. 2015	$88,703,450	$88,913,775	$210,325
357	90 Day Euribor	Sep. 2015	88,070,935	88,536,000	465,065
344	90 Day Euribor	Dec. 2015	84,934,399	85,152,900	218,501
228	90 Day Euribor	Mar. 2016	56,143,106	56,310,300	167,194
98	90 Day Euribor	Jun. 2016	23,945,057	24,142,300	197,243
75	5 Year U.S. Treasury Notes	Dec. 2013	8,936,891	9,126,563	189,672

					$1,448,000

See Notes to Financial Statements.

110	The TARGET Portfolio Trust

Forward foreign currency exchange contracts outstanding at October 31, 2013:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Brazilian Real,
Expiring 11/04/13	Credit Suisse First Boston Corp.	BRL	5,231	$2,410,701	$2,332,895	$(77,806)
Expiring 11/04/13	Morgan Stanley	BRL	3,441	1,562,168	1,534,460	(27,708)
Euro,
Expiring 11/04/13	Barclays Capital Group	EUR	1,953	2,690,258	2,651,717	(38,541)
Mexican Peso,
Expiring 12/17/13	JPMorgan Chase	MXN	79	5,980	6,053	73
Norwegian Krone,
Expiring 11/14/13	Hong Kong & Shanghai Bank	NOK	80	13,543	13,432	(111)

				$6,682,650	$6,538,557	$(144,093)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 11/04/13	UBS AG	AUD	222	$206,571	$209,769	$(3,198)
Expiring 12/03/13	Citigroup Global Markets	AUD	222	210,722	209,367	1,355
Brazilian Real,
Expiring 11/04/13	Credit Suisse First Boston Corp.	BRL	1,790	771,122	798,435	(27,313)
Expiring 11/04/13	Morgan Stanley	BRL	3,441	1,562,168	1,534,460	27,708
Expiring 11/04/13	Morgan Stanley	BRL	3,373	1,477,134	1,504,258	(27,124)
Expiring 11/04/13	Morgan Stanley	BRL	59	27,000	26,297	703
Expiring 11/04/13	Morgan Stanley	BRL	9	4,000	3,904	96
Expiring 12/03/13	Credit Suisse First Boston Corp.	BRL	5,231	2,394,974	2,316,719	78,255
British Pound,
Expiring 12/12/13	Royal Bank of Scotland	GBP	330	532,068	528,953	3,115
Euro,
Expiring 11/04/13	Goldman Sachs & Co.	EUR	214	289,610	290,562	(952)
Expiring 11/04/13	Hong Kong & Shanghai Bank	EUR	695	938,591	943,647	(5,056)
Expiring 11/04/13	Hong Kong & Shanghai Bank	EUR	20	27,537	27,155	382
Expiring 11/04/13	JPMorgan Chase	EUR	297	400,538	403,256	(2,718)
Expiring 11/04/13	UBS AG	EUR	697	939,982	946,363	(6,381)
Expiring 11/04/13	UBS AG	EUR	30	41,075	40,733	342
Expiring 12/03/13	Barclays Capital Group	EUR	3,822	5,263,578	5,189,667	73,911
Expiring 12/03/13	Barclays Capital Group	EUR	1,953	2,690,447	2,651,863	38,584
Expiring 12/03/13	JPMorgan Chase	EUR	4,263	5,879,977	5,788,474	91,503
Expiring 01/06/14	UBS AG	EUR	2,472	3,175,111	3,356,682	(181,571)
Expiring 02/28/14	Goldman Sachs & Co.	EUR	697	933,052	946,531	(13,479)
Expiring 02/28/14	Royal Bank of Scotland	EUR	6,300	8,358,147	8,555,447	(197,300)
Expiring 03/14/14	Goldman Sachs & Co.	EUR	4,378	5,848,128	5,945,515	(97,387)
Expiring 03/14/14	Royal Bank of Scotland	EUR	299	399,698	406,055	(6,357)
Mexican Peso,
Expiring 01/23/14	JPMorgan Chase	MXN	892	69,256	67,920	1,336
Expiring 02/06/14	BNP Paribas	MXN	2,673	206,847	203,261	3,586

				$42,647,333	$42,895,293	$(247,960)

See Notes to Financial Statements.

The TARGET Portfolio Trust	111

Total Return Bond Portfolio (continued)	Portfolio of Investments As of October 31, 2013

Interest rate swap agreements outstanding at October 31, 2013:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	Over-the-counter swap agreements:
BRL	6,800	01/02/15	9.930%	Brazilian interbank overnight lending rate(1)	$65,553	$1,427	$64,126	Morgan Stanley & Co.
BRL	7,900	01/02/15	8.560%	Brazilian interbank overnight lending rate(1)	(56,194)	227	(56,421)	UBS AG
BRL	8,900	01/02/15	8.270%	Brazilian interbank overnight lending rate(1)	(79,181)	(12,485)	(66,696)	Morgan Stanley & Co.

					$(69,822)	$(10,831)	$(58,991)

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at October 31, 2013	Value at Trade Date	Unrealized Appreciation (Depreciation)
Exchange-traded swap agreements:
56,500	09/21/17	3.000%	3 month LIBOR(1)	$500,842	$381,375	$119,467
17,800	12/18/43	3.500%	3 month LIBOR(1)	428,466	947,742	(519,276)

				$929,308	$1,329,117	$(399,809)

(1)	Porfolio pays the floating rate and receives the fixed rate.
#	Notional amount is shown in U.S. dollars unless otherwise stated.

Credit default swap agreements outstanding at October 31, 2013:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)(2)#	Implied Credit Spread at October 31, 2013(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation	Counterparty
Over-the-counter credit default swaps on corporate and/or sovereign issues—Sell Protection (1):
Japan Gov’t. Series 55	09/20/16	1.000%	3,100	0.285%	$66,256	$57,227	$9,029	JPMorgan Chase Bank
United Mexican States	09/20/16	1.000%	9,800	0.605%	119,515	36,394	83,121	JPMorgan Chase Bank
Federal Republic of Brazil	09/20/16	1.000%	9,800	1.221%	(41,974)	(127,208)	85,234	JPMorgan Chase Bank

					$143,797	$(33,587)	$177,384

The Portfolio entered into credit default swap agreements on corporate issues, sovereign issues, asset-backed securities and credit indices as the protection seller to provide a measure of protection against the current portfolio of investments’ exposure to market conditions, or to take an active short position with respect to the likelihood of a particular issuer’s default or the referenced entity’s credit soundness

See Notes to Financial Statements.

112	The TARGET Portfolio Trust

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)(2)#	Value at October 31, 2013	Value at Trade Date	Unrealized Appreciation
Exchange-traded credit default swaps—Sell Protection(1):
Dow Jones CDX IG21 5Y Index	12/20/18	1.000%	21,300	$309,162	$228,465	$80,697

(1)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(3)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of reporting date serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.
#	Notional amount is shown in U.S. dollars unless otherwise stated.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Non-Residential Mortgage-Backed Security	$—	$3,165,654	$—
Residential Mortgage-Backed Securities	—	5,206,526	—
Commercial Mortgage-Backed Securities	—	2,222,663	—
Corporate Bonds	—	82,695,611	—
Foreign Government Bonds	—	26,873,105	—
Municipal Bonds	—	16,804,625	—
Residential Mortgage-Backed Securities	—	11,328,572	—
U.S. Government Agency Obligations	—	131,115,622	—
U.S. Treasury Obligations	—	116,582,827	—
Repurchase Agreements	—	128,700,000	—
Certificates of Deposit	—	3,494,386	—
Affiliated Money Market Mutual Fund	692,651	—	—
Options Written	—	(68,601)	—
Securities Sold Short—U.S. Government Agency Obligations	—	(1,067,187)	—

See Notes to Financial Statements.

The TARGET Portfolio Trust	113

Total Return Bond Portfolio (continued)	Portfolio of Investments As of October 31, 2013

	Level 1	Level 2	Level 3
Other Financial Instruments*
Futures	$1,448,000	$—	$—
Forward foreign currency exchange contracts	—	(392,053)	—
Interest rate swap agreements	(399,809)	(58,991)	—
Credit default swap agreements	80,697	177,384	—

Total	$1,821,539	$526,780,143	$—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2013 were as follows:

U.S. Government Agency Obligations	31.7%
Repurchase Agreements	31.1
U.S. Treasury Obligations	28.2
Foreign Government Bonds	6.5
Financial—Bank & Trust	6.4
Financial Services	5.8
Municipal Bonds	4.1
Residential Mortgage-Backed Securities	2.7
Asset-Backed Securities	2.0
Automobile Manufacturers	1.1
Real Estate Investment Trusts	1.0
Paper & Forest Products	0.9
Metals & Mining	0.9
Certificates of Deposit	0.9
Insurance	0.7
Pharmaceuticals	0.7
Commercial Mortgage-Backed Securities	0.5%
Retail & Merchandising	0.5
Transportation	0.4
Cable Television	0.4
Oil, Gas & Consumable Fuels	0.4
Automotive Parts	0.3
Telecommunication Services	0.3
Affiliated Money Market Mutual Fund	0.2
Pipelines	0.1
Airlines	0.1

127.9
Options Written and Security Sold Short	(0.3)
Liabilities in excess of other assets	(27.6)

100.0%

See Notes to Financial Statements.

114	The TARGET Portfolio Trust

Portfolio of Investments As of October 31, 2013	Intermediate-Term Bond Portfolio

MOODY’S RATINGS† (UNAUDITED)	PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)
		LONG-TERM INVESTMENTS—111.2%

		ASSET-BACKED SECURITIES(c)—4.3%

		Collateralized Loan Obligations—1.5%
Aaa	10	AMMC CLO VI Ltd., Series 2006-6A, Class A1A, 144A 0.487%, 05/03/18	$9,572
Aaa	78	BlueMountain CLO Ltd., Series 2005-1A, Class A1F, 144A (Cayman Islands) 0.502%, 11/15/17	77,292
Aaa	941	Franklin CLO Ltd., Series 5A, Class A2, 144A (Cayman Islands) 0.514%, 06/15/18	928,968
Aaa	917	Jersey Street CLO Ltd., Series 2006-1A, Class A, 144A (Cayman Islands) 0.492%, 10/20/18	904,005
Aaa	142	Kingsland I Ltd., Series 2005-1A, Class A1A, 144A 0.504%, 06/13/19	142,106

			2,061,943

		Non-Residential Mortgage-Backed Security—1.1%
Aaa	1,368	SLM Student Loan Trust, Series 2008-9, Class A 1.738%, 04/25/23	1,406,957

		Residential Mortgage-Backed Securities—1.7%
Caa3	1,362	GSAA Home Equity Trust, Series 2007-8, Class A3 0.62%, 08/25/37	1,120,380
Ca	890	Morgan Stanley ABS Capital I, Inc., Trust, Series 2007-HE5, Class A2A 0.28%, 03/25/37	403,550
Ba3	641	RAAC Trust, Series 2007-SP3, Class A1 1.37%, 09/25/47	616,609
Ca	226	Securitized Asset Backed Receivables LLC Trust, Series 2007-BR5, Class A2A 0.30%, 05/25/37	123,234

			2,263,773

		TOTAL ASSET-BACKED SECURITIES (cost $5,772,481)	5,732,673

See Notes to Financial Statements.

The TARGET Portfolio Trust	115

Intermediate-Term Bond Portfolio (continued)	Portfolio of Investments As of October 31, 2013

MOODY’S RATINGS† (UNAUDITED)	PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)
		CERTIFICATE OF DEPOSIT—1.2%
NR	1,600	Banco do Brasil SA, Certificate of Deposit (Brazil) 2.265%, 02/14/14 (cost $1,600,000)	$1,600,218

		COMMERCIAL MORTGAGE-BACKED SECURITIES—3.8%
NR	1,738	Banc of America Large Loan, Inc., Pass-Through Certificates, Series 2010-HLTN, Class HLTN, 144A 2.474%(c), 11/15/15	1,738,366
		Commercial Mortgage Trust, Pass-Through Certificates, Series 2010-C1, Class A1, 144A
Aaa	987	3.156%, 07/10/46	1,018,821
NR	600	Credit Suisse Mortgage Capital Certificates, Series 2010-RR1, Class 2A, 144A 5.695%(c), 09/15/40	672,679
NR	600	Series 2010-RR1, Class 3A, 144A 5.559%(c), 06/10/49	666,059
		Series 2010-RR7, Class 2A, 144A
NR	640	5.467%(c), 09/18/39	701,454
Aaa	265	Merrill Lynch Floating Trust, Series 2008-LAQA, Class A1, 144A 0.732%(c), 07/09/21	264,216

		TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $4,747,646)	5,061,595

		CORPORATE BONDS—32.2%

		Airlines—0.7%
Baa1	303	Delta Air Lines 2010-1, Class A, Pass-Through Trust, Pass-Through Certificates 6.20%, 01/02/20	332,911
A3	194	Doric Nimrod Air Finance Alpha Ltd. 2012-1, Class A , Pass-Through Trust, Pass-Through Certificates, 144A (United Arab Emirates) 5.125%, 11/30/24	194,420
NR	688	UAL 1991 Equipment Trust AB, Equipment Trust(g) 10.85%, 02/19/15	351,115

			878,446

		Commercial Banks—9.7%
Baa2	1,100	Banco Santander Brasil SA, Sr. Unsec’d. Notes, 144A (Brazil) 2.352%(c), 03/18/14(g)	1,099,996
Aa3	500	Banco Santander Chile, Sr. Unsec’d. Notes, 144A (Chile) 3.75%, 09/22/15	516,840

See Notes to Financial Statements.

116	The TARGET Portfolio Trust

MOODY’S RATINGS† (UNAUDITED)	PRINCIPAL AMOUNT (000)#		DESCRIPTION	VALUE (NOTE 1)
			CORPORATE BONDS (continued)

			Commercial Banks (continued)
Baa2		800	Banco Votorantim Ltd., Sr. Unsec’d. Notes, 144A (Brazil) 3.248%(c), 03/28/14(g)	$799,750
			Bank of America Corp., Sr. Unsec’d. Notes
Baa2		1,510	5.625%, 10/14/16	1,692,462
Baa2		235	6.50%, 08/01/16	266,977
Ba3		400	CIT Group, Inc., Sr. Unsec’d. Notes, 144A 5.25%, 04/01/14	406,500
A1		1,000	DNB Bank ASA, Sr. Unsec’d. Notes, 144A (Norway) 3.20%, 04/03/17	1,050,200
Ba3		100	Eksportfinans ASA, Sr. Unsec’d. Notes (Norway) 2.00%, 09/15/15	98,250
Ba3		400	2.375%, 05/25/16	389,800
Ba3		100	5.50%, 05/25/16	104,700
Baa1		2,000	Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN 7.50%, 02/15/19	2,455,786
Aa3		1,500	Nordea Bank AB, Sr. Unsec’d. Notes, 144A (Sweden) 1.144%(c), 01/14/14	1,503,091
Ba3		1,100	Royal Bank of Scotland Group PLC, Sub. Notes (United Kingdom) 5.05%, 01/08/15	1,137,082
Aaa		1,200	Toronto-Dominion Bank (The), Covered Bonds, 144A (Canada) 2.20%, 07/29/15	1,235,520

				12,756,954

			Diversified Financial Services—6.7%
AAA(d)		2,500	BNP Paribas Home Loan SA, Covered Bonds, 144A (France) 2.20%, 11/02/15	2,568,500
A3		100	JPMorgan Chase & Co., Sr. Unsec’d. Notes 3.15%, 07/05/16	105,031
A3		100	6.30%, 04/23/19	118,511
A2	EUR	1,000	JPMorgan Chase Bank NA, Sub. Notes 0.889%(c), 05/31/17	1,338,746
A	EUR	200	4.375%(c), 11/30/21	283,907
A2		700	6.00%, 10/01/17	806,927

See Notes to Financial Statements.

The TARGET Portfolio Trust	117

Intermediate-Term Bond Portfolio (continued)	Portfolio of Investments As of October 31, 2013

MOODY’S RATINGS† (UNAUDITED)	PRINCIPAL AMOUNT (000)#		DESCRIPTION	VALUE (NOTE 1)
			CORPORATE BONDS (continued)

			Diversified Financial Services (continued)
NR		1,800	Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, MTN 2.851%, 12/23/24	$378,000
NR		600	5.625%, 01/24/14	126,750
A-(d)	EUR	1,100	Merrill Lynch & Co. Inc., Sr. Unsec’d. Notes, MTN 0.488%(c), 01/31/14	1,494,119
Baa2		1,200	Morgan Stanley, Sr. Unsec’d. Notes 3.45%, 11/02/15	1,248,461
Ba1		350	SLM Corp., Sr. Notes, MTN 6.25%, 01/25/16	381,062

				8,850,014

			Electric—4.0%
Baa3		1,200	CMS Energy Corp., Sr. Unsec’d. Notes 4.25%, 09/30/15	1,262,887
Baa3		1,200	Entergy Corp., Sr. Unsec’d. Notes 3.625%, 09/15/15	1,243,308
Baa1		600	Orange & Rockland Utilities, Inc., Sr. Unsec’d. Notes, 144A 2.50%, 08/15/15(g)	611,572
A1		1,300	Public Service Electric & Gas Co., Sr. Sec’d. Notes, MTN 5.30%, 05/01/18	1,495,913
Ba2	EUR	500	Tokyo Electric Power Co., Inc. (The), Sr. Sec’d. Notes (Japan) 4.50%, 03/24/14	680,982

				5,294,662

			Financial Services—1.5%
Baa3		1,700	Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes 2.375%, 01/16/18	1,709,733
Baa3		200	3.875%, 01/15/15	207,009

				1,916,742

			Healthcare—Services—0.4%
Ba3		500	HCA, Inc., Sr. Sec’d. Notes 7.25%, 09/15/20	548,125

See Notes to Financial Statements.

118	The TARGET Portfolio Trust

MOODY’S RATINGS† (UNAUDITED)	PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)
		CORPORATE BONDS (continued)

		Insurance—0.6%
Baa1	800	American International Group, Inc., Sr. Unsec’d. Notes, 144A 3.75%, 11/30/13	$801, 692

		Metals & Mining—0.3%
Ba1	400	CSN Resources SA, Gtd. Notes, 144A (Brazil) 6.50%, 07/21/20	409,000

		Oil, Gas & Consumable Fuels—2.6%
Baa2	400	Florida Gas Transmission Co. LLC, Sr. Unsec’d. Notes, 144A 4.00%, 07/15/15(g)	419,089
Baa2	600	5.45%, 07/15/20	661,976
Baa1	1,200	Gazprom OAO Via Gaz Capital SA, Sr. Unsec’d. Notes, 144A (Russia) 5.092%, 11/29/15	1,273,680
Aa1	1,000	Shell International Finance BV, Gtd. Notes (Netherlands) 3.10%, 06/28/15	1,042,980
Baa3	100	Southwestern Energy Co., Gtd. Notes 4.10%, 03/15/22	101,103

			3,498,828

		Pipelines—2.2%
B2	250	NGPL PipeCo LLC, Sr. Sec’d. Notes, 144A 7.119%, 12/15/17	236,250
Baa2	1,075	Spectra Energy Capital LLC, Gtd. Notes 5.50%, 03/01/14	1,090,834
A3	1,500	TransCanada Pipelines Ltd., Sr. Unsec’d. Notes (Canada) 3.80%, 10/01/20	1,581,663

			2,908,747

		Software—1.0%
A1	1,200	Oracle Corp., Sr. Unsec’d. Notes 3.875%, 07/15/20	1,290,107

		Telecommunications—1.7%
A3	675	Cellco Partnership/Verizon Wireless Capital LLC, Sr. Unsec’d. Notes 5.55%, 02/01/14	682,468

See Notes to Financial Statements.

The TARGET Portfolio Trust	119

Intermediate-Term Bond Portfolio (continued)	Portfolio of Investments As of October 31, 2013

MOODY’S RATINGS† (UNAUDITED)	PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)
		CORPORATE BONDS (continued)

		Telecommunications (continued)
Baa1	1,480	Rogers Communications, Inc., Gtd. Notes (Canada) 6.375%, 03/01/14	$1,507,837
Baa1	100	Verizon Communications, Inc., Sr. Unsec’d. Notes 4.50%, 09/15/20	108,238

			2,298,543

		Tobacco—0.8%
NR	1,000	Altria Group, Inc., Gtd. Notes 8.50%, 11/10/13	1,001,097

		TOTAL CORPORATE BONDS (cost $41,019,777)	42,452,957

		FOREIGN GOVERNMENT BOND—2.5%
A-(d)	10,300	Brazil Letras do Tesouro Nacional Bills (Brazil) 9.811%(s), 01/01/17 (cost $3,608,398)	3,270,243

		MUNICIPAL BONDS—4.5%

		California—0.7%
B3	800	Tobacco Securitization Authority of Southern California, Revenue Bonds 5.00%, 06/01/37	596,088
Aa2	325	University of California, Revenue Bonds 5.035%, 05/15/21	356,223

			952,311

		Florida—0.7%
Aa2	800	County of Broward Florida, Revenue Bonds 6.206%, 10/01/30	863,552

		Illinois—0.8%
Aa3	1,000	Illinois State Toll Highway Authority, Revenue Bonds 5.293%, 01/01/24	1,073,270

See Notes to Financial Statements.

120	The TARGET Portfolio Trust

MOODY’S RATINGS† (UNAUDITED)	PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)
		MUNICIPAL BONDS (continued)

		New York—1.8%
Aa1	1,100	New York City Transitional Finance Authority, Revenue Bonds 4.075%, 11/01/20	$1,160,643
Aa1	1,200	5.008%, 08/01/27	1,273,404

			2,434,047

		West Virginia—0.5%
B2	880	Tobacco Settlement Financial Authority of West Virginia, Revenue Bonds 7.467%, 06/01/47	691,337

		TOTAL MUNICIPAL BONDS (cost $5,940,151)	6,014,517

		RESIDENTIAL MORTGAGE-BACKED SECURITIES—10.1%
A3	102	American Home Mortgage Investment Trust, Series 2004-4, Class 5A 2.367%(c), 02/25/45	101,428
CCC(d)	162	Banc of America Funding Corp., Series 2006-A, Class 1A1 2.631%(c), 02/20/36	159,805
NR	804	BCAP LLC Trust, Series 2011-RR4, Class 7A1, 144A 5.25%, 04/26/37	755,136
Caa1	237	Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-8, Class 11A2 2.651%(c), 11/25/34	234,510
		Series 2004-8, Class 13A1
Caa2	579	2.759%(c), 11/25/34 Series 2005-5, Class A2	548,119
Ba1	299	2.25%(c), 08/25/35	300,497
Caa3	551	Bear Stearns Alt-A Trust, Series 2006-6, Class 31A1 2.675%(c), 11/25/36	385,657
Caa3	523	Series 2006-6, Class 32A1 2.61%(c), 11/25/36	348,712
B+(d)	155	Citigroup Mortgage Loan Trust, Inc., Series 2005-11, Class A2A 2.51%(c), 10/25/35	151,237
CC(d)	930	Series 2006-AR1, Class 1A1 2.55%(c), 10/25/35	901,237
A+(d)	30	Countrywide Alternative Loan Trust, Series 2003-J3, Class 2A1 6.25%, 12/25/33	31,705
Ba2	92	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2003-R4, Class 2A, 144A 6.50%(c), 01/25/34	95,525
B2	537	Series 2004-25, Class 1A1 0.50%(c), 02/25/35	482,763

See Notes to Financial Statements.

The TARGET Portfolio Trust	121

Intermediate-Term Bond Portfolio (continued)	Portfolio of Investments As of October 31, 2013

MOODY’S RATINGS† (UNAUDITED)	PRINCIPAL AMOUNT (000)#		DESCRIPTION	VALUE (NOTE 1)
			RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Baa1		13	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-8, Class 5A1 6.50%, 04/25/33	$13,165
Aa1	EUR	747	EMF-NL, Series 2008-APRX, Class A2 (Netherlands) 1.025%(c), 04/17/41	884,706
Aaa		1,500	Fannie Mae REMICS Series 2007-114, Class A6 0.37%(c), 10/27/37	1,501,062
Aaa		194	FHLMC Structured Pass-Through Securities, Series T-59, Class 1A2 7.00%, 10/25/43	224,417
Aaa		469	Series T-75, Class A1 0.21%(c), 12/25/36	462,686
Aaa		546	Freddie Mac REMICS, Series 3346, Class FA 0.404%(c), 02/15/19	546,146
Aaa		49	Government National Mortgage Assoc., Series 2000-9, Class FG 0.776%(c), 02/16/30	49,777
Aaa		66	Series 2000-9, Class FH 0.676%(c), 02/16/30	66,520
Aaa		145	Series 2000-11, Class PH 7.50%, 02/20/30	174,054
NR		553	Series 2011-H21, Class FT 0.83%(c), 10/20/61	550,871
Aaa		490	Series 2012-H29, Class SA 0.697%(c), 10/20/62	485,044
A(d)		82	Granite Master Issuer PLC, Series 2006-3, Class A7 (United Kingdom) 0.373%(c), 12/20/54	80,249
Caa2		315	Greenpoint Mortgage Funding Trust, Series 2005-AR2, Class A1 0.40%(c), 06/25/45	260,505
A+(d)		216	GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1 2.648%(c), 09/25/35	214,984
Baa3		216	Merrill Lynch Mortgage Investors Trust, Series 2005-2, Class 3A 1.183%(c), 10/25/35	212,073
B2		258	Series 2005-A10, Class A 0.38%(c), 02/25/36	234,371
Aaa		1,124	NCUA Guaranteed Notes Trust, Series 2010-R2, Class 1A 0.544%(c), 11/06/17	1,125,936

See Notes to Financial Statements.

122	The TARGET Portfolio Trust

MOODY’S RATINGS† (UNAUDITED)	PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)
		RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Baa1	178	Sequoia Mortgage Trust, Series 10, Class 2A1 0.933%(c), 10/20/27	$168,321
Baa2	104	Structured Asset Mortgage Investments, Inc., Mortgage Pass-Through Certificates, Series 2005-AR5, Class A1 0.423%(c), 07/19/35	94,326
NR	27	Structured Asset Securities Corp., Mortgage Pass-Through Certificates, Series 2001-21A, Class 1A1 2.33%(c), 01/25/32	24,025
Ba3	214	Washington Mutual, Inc., Mortgage Pass-Through Certificates, Series 2002-AR6, Class A 1.553%(c), 06/25/42	196,627
B2	12	Series 2002-AR9, Class 1A 1.553%(c), 08/25/42	11,381
Baa2	1,302	Series 2005-AR13, Class A1A1 0.46%(c), 10/25/45	1,205,369

		TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $13,563,157)	13,282,946

		U.S. GOVERNMENT AGENCY OBLIGATIONS—6.6%
	79	Federal National Mortgage Assoc. 2.198%(c), 07/01/25	81,195
	18	3.00%(c), 08/01/24	17,990
	2,068	4.50%, 08/01/40-04/01/42	2,217,850
	1,000	4.50%, TBA	1,067,969
	4,000	5.00%, TBA	4,340,000
	3	5.041%(c), 12/01/30	3,237
	365	Government National Mortgage Assoc. 1.625%, 05/20/23-03/20/30	379,248
	116	1.75%, 08/20/26-07/20/30	121,009
	91	2.00%, 10/20/24-06/20/27	94,298
	32	2.50%(c), 02/20/25	33,081
	135	Small Business Administration Participation Certificates, Series 2008-20A, Class 1 5.17%, 01/01/28	147,305
	260	Series 2008-20D, Class 1 5.37%, 04/01/28	285,358

		TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $8,759,074)	8,788,540

		U.S. TREASURY OBLIGATIONS—46.0%
	3,100	U.S. Treasury Inflationary Indexed Bonds, TIPS 0.625%, 02/15/43	2,612,107
	200	2.00%, 01/15/26	272,613
	510	2.50%, 01/15/29	685,692
	60	3.875%, 04/15/29	122,720

See Notes to Financial Statements.

The TARGET Portfolio Trust	123

Intermediate-Term Bond Portfolio (continued)	Portfolio of Investments As of October 31, 2013

PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)
	U.S. TREASURY OBLIGATIONS (continued)
20,700	U.S. Treasury Notes 1.375%, 07/31/18(k)	$20,835,833
29,600	1.50%, 08/31/18	29,933,000
4,900	1.875%, 10/31/20	4,835,688
1,400	2.00%, 09/30/20	1,406,782

	TOTAL U.S. TREASURY OBLIGATIONS (cost $60,814,180)	60,704,435

	TOTAL LONG-TERM INVESTMENTS (cost $145,824,864)	146,908,124

SHARES	SHORT-TERM INVESTMENT—0.3%

	AFFILIATED MONEY MARKET MUTUAL FUND
343,682	Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund (cost $343,682)		343,682

	TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN—111.5% (cost $146,168,546; Note 5)		147,251,806

NOTIONAL AMOUNTS (000)#	OPTIONS WRITTEN*	COUNTERPARTY

	Call Options
	10 Year U.S. Treasury Notes,
3,000	expiring 11/27/13, Strike Price $128.00	Goldman Sachs & Co.	(9,375)
	Interest Rate Swap Options,
7,200	Pay a fixed rate of 1.40% and receive a floating rate based on 3-month LIBOR, expiring 01/27/14	Goldman Sachs & Co.	(15,379)

			(24,754)

	Put Options
	10 Year U.S. Treasury Notes,
3,000	expiring 11/27/13, Strike Price $124.00	Goldman Sachs & Co.	(1,406)
	Interest Rate Swap Options,
7,200	Receive a fixed rate of 2.00% and pay a floating rate based on 3-month LIBOR, expiring 01/27/14	Goldman Sachs & Co.	(12,468)

			(13,874)

	TOTAL OPTIONS WRITTEN (premiums received $76,659)		(38,628)

	TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN—111.5% (cost $146,091,887; Note 5)		147,213,178
	Liabilities in excess of other assets(x)—(11.5%)		(15,232,078)

	NET ASSETS—100%		$131,981,100

The following abbreviations were used in the Portfolio descriptions:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

ABS—Asset Backed-Security

CLO—Collateralized Loan Obligation

See Notes to Financial Statements.

124	The TARGET Portfolio Trust

Euribor—Euro Interbank Offered Rate

FHLMC—Federal Home Loan Mortgage Corp.

iTraxx—International Credit Derivative Index

LIBOR—London Interbank Offered Rate

MTN—Medium Term Note

NR—Not Rated by Moodys or Standard & Poor’s

REMICS—Real Estate Mortgage Investment Conduits Securities

TBA—To Be Announced

TIPS—Treasury Inflation Protected Securities

AUD—Australian Dollar

BRL—Brazilian Real

CNY—Chinese Yuan

EUR—Euro

GBP—British Pound

JPY—Japanese Yen

USD—United States Dollar

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
†	The ratings reflected are as of October 31, 2013. Ratings of certain bonds may have changed subsequent to that date. The Fund’s current Statement of Additional Information contains a description of Moody’s and Standard & Poor’s ratings.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at October 31, 2013.
(d)	Standard & Poor’s rating.
(g)	Indicates a security or securities that have been deemed illiquid.
(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.
(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.
(s)	Represents zero coupon bond or principal only securities. Rate represents yield to maturity at purchase date.
(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2-Prudential Core Taxable Money Market Fund.
(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts and reverse repurchase agreement held at reporting period end:

Futures contracts open at October 31, 2013:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at October 31, 2013	Unrealized Appreciation (Depreciation)(1)
Long Positions:
53	90 Day Euro Dollar	Mar. 2016	$13,073,837	$13,089,675	$15,838
87	90 Day Euro Dollar	Jun. 2016	21,409,613	21,432,450	22,837
11	10 Year U.S. Treasury Notes	Dec. 2013	1,362,796	1,400,953	38,157

					76,832

Short Positions:
26	20 Year U.S. Treasury Bonds	Dec. 2013	3,451,523	3,505,125	(53,602)
5	30 Year USD Deliverable Interest Rate Swap	Dec. 2013	438,256	464,219	(25,963)

					(79,565)

					$(2,733)

(1)	Cash of $95,000 and U.S. Treasury Securities with a market value of $180,175 has been segregated to cover requirements for open futures contracts at October 31, 2013.

Forward foreign currency exchange contracts outstanding at October 31, 2013:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 11/04/13	Citigroup Global Markets	AUD	157	$151,501	$148,350	$(3,151)
Expiring 11/04/13	Credit Suisse First Boston Corp.	AUD	153	147,114	144,570	(2,544)
Brazilian Real,
Expiring 11/04/13	Credit Suisse First Boston Corp.	BRL	6,135	2,827,089	2,735,844	(91,245)

See Notes to Financial Statements.

The TARGET Portfolio Trust	125

Intermediate-Term Bond Portfolio (continued)	Portfolio of Investments As of October 31, 2013

Forward foreign currency exchange contracts outstanding at October 31, 2013 (continued):

Purchase Contracts (continued)	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
British Pound,
Expiring 11/04/13	Citigroup Global Markets	GBP	70	$113,155	$112,236	$(919)
Chinese Yuan,
Expiring 11/25/13	JPMorgan Chase	CNY	21,337	3,371,000	3,497,039	126,039

				$6,609,859	$6,638,039	$28,180

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 11/04/13	UBS Securities	AUD	386	$359,173	$364,733	$(5,560)
Brazilian Real,
Expiring 11/04/13	Credit Suisse First Boston Corp.	BRL	5,436	2,341,163	2,424,089	(82,926)
Expiring 11/04/13	Morgan Stanley	BRL	699	306,134	311,755	(5,621)
Expiring 12/03/13	Credit Suisse First Boston Corp.	BRL	6,135	2,808,646	2,716,874	91,772
British Pound,
Expiring 11/04/13	Deutsche Bank	GBP	70	111,706	112,236	(530)
Expiring 12/03/13	Citigroup Global Markets	GBP	70	113,129	112,211	918
Chinese Yuan,
Expiring 11/25/13	UBS Securities	CNY	21,337	3,378,740	3,497,039	(118,299)
Euro,
Expiring 12/17/13	Barclays Capital Group	EUR	57	76,971	77,398	(427)
Expiring 12/17/13	Citigroup Global Markets	EUR	3,563	4,727,698	4,838,032	(110,334)
Expiring 12/17/13	Hong Kong & Shanghai Bank	EUR	83	110,126	112,702	(2,576)
Expiring 12/17/13	JPMorgan Chase	EUR	64	86,320	86,903	(583)
Expiring 12/17/13	Morgan Stanley	EUR	84	112,156	114,060	(1,904)
Expiring 12/17/13	Morgan Stanley	EUR	66	90,269	89,618	651
Japanese Yen,
Expiring 11/18/13	JPMorgan Chase	JPY	7,200	73,245	73,229	16
Expiring 11/18/13	Morgan Stanley	JPY	2,700	27,513	27,461	52

				$14,722,989	$14,958,340	$(235,351)

Interest rate swap agreements outstanding at October 31, 2013:

Notional Amount (000)		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	Over-the-counter swap agreements:
AUD	4,400	06/15/22	4.750%	6 month Australian Bank Bill rate(1)	$164,951	$(20,435)	$185,386	JPMorgan Chase
AUD	100	06/15/22	4.750%	6 month Australian Bank Bill rate(1)	3,749	(473)	4,222	UBS AG
BRL	8,400	01/02/17	8.210%	Brazilian interbank overnight lending rate(1)	(241,028)	(13,404)	(227,624)	JPMorgan Chase

See Notes to Financial Statements.

126	The TARGET Portfolio Trust

Interest rate swap agreements outstanding at October 31, 2013 (continued):

Notional Amount (000)		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	Over-the-counter swap agreements (continued):
BRL	1,000	01/02/17	8.585%	Brazilian interbank overnight lending rate(1)	$(24,597)	$—	$(24,597)	Barclays Bank PLC
BRL	800	01/02/17	8.180%	Brazilian interbank overnight lending rate(1)	(23,267)	(1,132)	(22,135)	Barclays Bank PLC

					$(120,192)	$(35,444)	$(84,748)

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at October 31, 2013	Value at Trade Date	Unrealized Appreciation (Depreciation)
	Exchange-traded swap agreements:
	10,200	12/18/20	2.500%	3 month LIBOR(1)	$240,585	$105,510	$135,075
	5,500	06/19/43	2.750%	3 month LIBOR(1)	858,611	518,430	340,181
	3,600	12/18/43	3.500%	3 month LIBOR(1)	86,656	115,560	(28,904)
AUD	5,800	06/15/22	4.500%	6 month Australian Bank Bill rate(1)	116,608	39,716	76,892
AUD	1,500	03/15/23	3.750%	6 month Australian Bank Bill rate(1)	(67,257)	(4,463)	(62,794)
AUD	300	03/15/23	4.000%	6 month Australian Bank Bill rate(1)	(3,069)	(1,572)	(1,497)
AUD	4,200	12/11/23	4.250%	6 month Australian Bank Bill rate(1)	(70,360)	28,460	(98,820)
EUR	5,700	08/08/23	2.923%	6 month Euribor(1)	(17,039)	—	(17,039)
JPY	280,000	09/18/23	1.000%	6 month LIBOR(1)	(76,018)	(33,165)	(42,853)

					$1,068,717	$768,476	$300,241

(1)	Portfolio pays the floating rate and receives the fixed rate.
#	Amount is shown in U.S. dollars unless otherwise stated.

Credit default swap agreements outstanding at October 31, 2013:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)(3)#	Implied Credit Spread at October 31, 2013(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on corporate and/or sovereign issues—Sell Protection(1):
BP Capital Markets	06/20/15	5.000%	700	0.182%	$59,759	$6,946	$52,813	Goldman Sachs
BP Capital Markets	06/20/15	5.000%	800	0.182%	68,297	3,929	64,368	Credit Suisse First Boston Corp.
Citigroup, Inc.	09/20/14	1.000%	2,700	0.233%	21,972	(14,072)	36,044	Credit Suisse First Boston Corp.
Dell, Inc.,	12/20/17	1.000%	300	2.819%	(21,242)	(18,585)	(2,657)	Goldman Sachs

See Notes to Financial Statements.

The TARGET Portfolio Trust	127

Intermediate-Term Bond Portfolio (continued)	Portfolio of Investments As of October 31, 2013

Credit default swap agreements outstanding at October 31, 2013 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)(3)#		Implied Credit Spread at October 31, 2013(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on corporate and/or sovereign issues—Sell Protection(1) (continued):
Japan Gov’t. Series 55	03/20/16	1.000%		600	0.244%	$11,379	$2,093	$9,286	Goldman Sachs
Lloyds TSB Bank	09/20/17	3.000%	EUR	1,200	0.790%	145,054	7,827	137,227	Morgan Stanley & Co.
Lloyds TSB Bank	09/20/17	3.000%	EUR	400	0.790%	48,352	3,103	45,249	Deutsche Bank
Republic of Italy	06/20/17	1.000%	EUR	300	1.419%	(5,769)	(41,516)	35,747	Bank of America, N.A.
Shell International	09/20/15	1.000%		200	0.125%	3,634	2,025	1,609	Credit Suisse First Boston Corp.

						$331,436	$(48,250)	$379,686

The Portfolio entered into credit default swap agreements on corporate issues, sovereign issues, asset-backed securities and credit indices as the protection seller to provide a measure of protection against the current portfolio of investments’ exposure to market conditions, or to take an active position with respect to the likelihood of a particular issuer’s default or the referenced entity’s credit soundness.

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)(3)#		Fair Value	Upfront Premiums Paid (Received)	Unrealized Depreciation	Counterparty
Over-the-counter credit default swaps—Buy Protection(2):
Credit Agricole SA	12/20/16	1.000%	EUR	300	$(4,092)	$19,183	$(23,275)	Goldman Sachs
Credit Agricole SA	12/20/16	1.000%	EUR	500	(6,821)	31,268	(38,089)	Citigroup
Dow Jones iTraxx 15	06/20/16	1.000%	EUR	2,100	(33,209)	231,883	(265,092)	Morgan Stanley & Co.

					$(44,122)	$282,334	$(326,456)

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)(3)#	Value at October 31, 2013	Value at Trade Date	Unrealized Depreciation
Exchange-traded credit default swaps—Buy Protection(2):
Dow Jones iTraxx 17	06/20/17	5.000%	EUR 2,548	$(377,481)	$(203,164)	$(174,317)
Dow Jones iTraxx 18	12/20/17	5.000%	EUR 4,988	(704,878)	(231,308)	(473,570)

				$(1,082,359)	$(434,472)	$(647,887)

(1)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Notes to Financial Statements.

128	The TARGET Portfolio Trust

(2)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of reporting date serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.
#	Notional Amount is shown in U.S. dollars unless otherwise stated.

Reverse Repurchase Agreement outstanding at October 31, 2013:

Broker	Interest Rate	Trade Date	Value at October 31, 2013	Maturity Date	Cost
Royal Bank of Scotland Group PLC	0.05%	10/21/2013	$2,020,000	11/12/2013	$2,020,000

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Collateralized Loan Obligations	$—	$2,061,943	$—
Non-Residential Mortgage-Backed Security	—	1,406,957	—
Residential Mortgage-Backed Securities	—	2,263,773	—
Certificate of Deposit	—	1,600,218	—
Commercial Mortgage-Backed Securities	—	5,061,595	—
Corporate Bonds	—	41,925,626	527,331
Foreign Government Bond	—	3,270,243	—
Municipal Bonds	—	6,014,517	—
Residential Mortgage-Backed Securities	—	11,401,874	1,881,072
U.S. Government Agency Obligations	—	8,788,540	—
U.S. Treasury Obligations	—	60,704,435	—
Affiliated Money Market Mutual Fund	343,682	—	—
Options Written	(10,781)	(27,847)	—
Other Financial Instruments*
Futures	(2,733)	—	—
Forward foreign currency exchange contracts	—	(207,171)	—
Reverse repurchase agreement	—	(2,020,000)	—
Interest rate swap agreements	300,241	(84,748)	—
Credit default swap agreements	(647,887)	53,230	—

Total	$(17,478)	$142,213,185	$2,408,403

See Notes to Financial Statements.

The TARGET Portfolio Trust	129

Intermediate-Term Bond Portfolio (continued)	Portfolio of Investments As of October 31, 2013

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate Bonds	Residential Mortgage-Backed Securities
Balance as of 10/31/12	$208,000	$—
Accrued discounts/premiums	(25,062)	43,078
Realized gain (loss)	—	935
Change in unrealized appreciation (depreciation)**	(33,918)	(496,580)
Purchases	—	—
Sales	—	—
Transfers into Level 3	378,311	2,333,639
Transfers out of Level 3	—	—

Balance as of 10/31/13	$527,331	$1,881,072

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.
**	Of which, $(530,498) was included in Net Assets relating to securities held at the reporting period end.

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of the period. At the reporting period end, there were two Residential Mortgage-Backed securities and one Corporate Bond security transferred into Level 3 as a result of being priced by a single broker.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by the Valuation Committee, which contain unobservable inputs. Such methodologies include, but are not limited to, using prices provided by a single broker/dealer, the cost of the investment, and broker quotes adjusted for changes in yields of compariable U.S. Government and other securities using fixed income securities valuation model.

The industry classification of investments and other liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2013 were as follows:

U.S. Treasury Obligations	46.0%
Residential Mortgage-Backed Securities	11.8
Commercial Banks	9.7
Diversified Financial Services	6.7
U.S. Government Agency Obligations	6.6
Municipal Bonds	4.5
Electric	4.0
Commercial Mortgage-Backed Securities	3.8
Oil, Gas & Consumable Fuels	2.6
Foreign Government Bonds	2.5
Pipelines	2.2
Telecommunications	1.7
Collateralized Loan Obligations	1.5
Financial Services	1.5
Certificates of Deposit	1.2
Non-Residential Mortgage-Backed Security	1.1%
Software	1.0
Tobacco	0.8
Airlines	0.7
Insurance	0.6
Healthcare—Services	0.4
Metals & Mining	0.3
Affiliated Money Market Mutual Fund	0.3

111.5
Options Written	— *
Other liabilities in excess of other assets	(11.5)

100.0%

*	Less than .05%

See Notes to Financial Statements.

130	The TARGET Portfolio Trust

Portfolio of Investments As of October 31, 2013	Mortgage Backed Securities Portfolio

PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)
	LONG-TERM INVESTMENTS—117.0%

	ASSET-BACKED SECURITIES—4.7%

	Non-Residential Mortgage-Backed Securities
200	American Credit Acceptance Receivables Trust, Series 2012-3, Class B, 144A 2.28%, 09/17/18	$199,719
350	AmeriCredit Automobile Receivables Trust, Series 2012-2, Class D 3.38%, 04/09/18	359,581
570	CarMax Auto Owner Trust, Series 2012-3, Class A4 0.79%, 04/16/18	566,700
116	CFC LLC, Series 2013-1A, Class A4, 144A 1.65%, 07/17/17	115,627
442	CPS Auto Receivables Trust, Series 2013-A, Class A, 144A 1.31%, 06/15/20	440,607
130	HLSS Servicer Advance Receivables Backed Notes, Series 2013-T1, Class B3, 144A 2.734%, 01/15/48	129,051
110	Huntington Auto Trust, Series 2012-2, Class B 1.07%, 02/15/18	109,377
90	World Omni Auto Receivables Trust, Series 2012-B, Class B 1.06%, 09/16/19	89,747

	TOTAL ASSET-BACKED SECURITIES (cost $2,018,508)	2,010,409

	COMMERCIAL MORTGAGE-BACKED SECURITIES—4.8%
244	FREMF Mortgage Trust, Series 2012-K501, Class C, 144A 3.49%(c), 11/25/46	244,995
300	GS Mortgage Securities Corp. II, Series 2006-GG6, Class A4 5.553%(c), 04/10/38	324,932
125	Series 2012-GCJ9, Class A3 2.773%, 11/10/45	119,163
220	GS Mortgage Securities Trust, Series 2013-GC12, Class A4 3.135%, 06/10/46	213,323
390	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2012-LC9, Class A5 2.84%, 12/15/47	372,811

See Notes to Financial Statements.

The TARGET Portfolio Trust	131

Mortgage Backed Securities Portfolio (continued)	Portfolio of Investments As of October 31, 2013

PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)
	COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
115	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class A5 2.96%, 04/15/46	$110,010
210	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C10, Class A3 3.968%(c), 07/15/46	218,855
86	UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class A4 3.185%, 03/10/46	83,625
300	Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Class A5 5.724%(c), 05/15/43	330,886

	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $2,036,457)	2,018,600

	RESIDENTIAL MORTGAGE-BACKED SECURITIES—13.2%
139	Bear Stearns ARM Trust, Series 2003-7, Class 6A 2.523%(c), 10/25/33	138,285
161	Citigroup Mortgage Loan Trust, Inc., Series 2006-AR1, Class 3A1 2.56%(c), 03/25/36	136,829
205	Connecticut Avenue Securities, Series 2013-C01, Class M1 2.17%(c), 10/25/23	207,050
103	Countrywide Alternative Loan Trust, Series 2005-73CB, Class 1A7 5.50%, 01/25/36	94,909
292	Series 2005-85CB, Class 2A2 5.50%, 02/25/36	260,204
214	Series 2005-J11, Class 1A3 5.50%, 11/25/35	186,443
157	Series 2007-HY5R, Class 2A1A 5.172%(c), 03/25/47	152,596
49	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-14, Class A3 6.25%, 09/25/36	45,450
50	Series 2006-J2, Class 1A6 6.00%, 04/25/36	42,888
7	Federal Home Loan Mortgage Corp., Series 74, Class F 6.00%, 10/15/20	7,974
1	Series 83, Class Z 9.00%, 10/15/20	1,240

See Notes to Financial Statements.

132	The TARGET Portfolio Trust

PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)
	RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
9	Series 186, Class E 6.00%, 08/15/21	$10,001
3	Series 1058, Class H 8.00%, 04/15/21	3,654
3	Series 1116, Class I 5.50%, 08/15/21	2,738
16	Series 1120, Class L 8.00%, 07/15/21	18,495
266	Series 2809, Class UC 4.00%, 06/15/19	280,897
415	Series 2995, Class ST, IO 6.576%(c), 05/15/29	84,935
1,004	Series 3279, Class SD, IO 6.256%(c), 02/15/37	145,815
953	Series 3309, Class SC, IO 6.276%(c), 04/15/37	138,671
285	Series 3787, Class AY 3.50%, 01/15/26	291,776
330	Series 3840, Class HB 3.50%, 04/15/26	342,017
124	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities, Series T-42, Class A5 7.50%, 02/25/42	146,149
4	Federal National Mortgage Assoc. Series 1988-19, Class J 8.50%, 07/25/18	4,710
2	Series 1990-10, Class L 8.50%, 02/25/20	2,613
	Series 1990-108, Class G
4	7.00%, 09/25/20	4,996
5	Series 1991-21, Class J 7.00%, 03/25/21	5,546
10	Series 1992-113, Class Z 7.50%, 07/25/22	10,840
122	Series 1993-223, Class ZA 6.50%, 12/25/23	136,624
58	Series 2001-51, Class QN 6.00%, 10/25/16	60,644
60	Series 2003-33, Class PT 4.50%, 05/25/33	64,828
656	Series 2007-22, Class SD, IO 6.23%(c), 03/25/37	93,190
285	Series 2011-67, Class BE 3.50%, 07/25/26	293,517
7	Series G14, Class L 8.50%, 06/25/21	8,359
7	Series G92-24, Class Z 6.50%, 04/25/22	7,620

See Notes to Financial Statements.

The TARGET Portfolio Trust	133

Mortgage Backed Securities Portfolio (continued)	Portfolio of Investments As of October 31, 2013

PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)
	RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
37	Series G92-59, Class D 6.00%, 10/25/22	$42,657
118	Series G94-4, Class PG 8.00%, 05/25/24	133,254
4	Federal National Mortgage Assoc., Series 56, Class 1 6.00%, 04/01/19	4,751
8	First Boston Mortgage Securities Corp., Series B, Class I-O, IO 8.985%, 04/25/17	696
8	Series B, Class P-O, PO 1.00%(s), 04/25/17	8,179
44	Government National Mortgage Assoc., Series 2006-35, Class LO, PO 5.40%(s), 07/20/36	38,424
595	Series 2006-38, Class XS, IO 7.075%(c), 09/16/35	106,056
61	GSR Mortgage Loan Trust, Series 2005-AR2, Class 1A2 2.823%(c), 04/25/35	58,072
175	Series 2007-AR2, Class 1A1 2.86%(c), 05/25/47	146,248
109	JPMorgan Mortgage Trust, Series 2007-S2, Class 2A3 5.50%, 06/25/37	105,989
123	Morgan Stanley Mortgage Loan Trust, Series 2007-12, Class 3A22 6.00%, 08/25/37	111,129
410	Residential Asset Securitization Trust, Series 2004-A3, Class A7 5.25%, 06/25/34	413,633
209	Springleaf Mortgage Loan Trust, Series 2012-3A, Class A, 144A 1.57%(c), 12/25/59	208,584
175	Series 2012-3A, Class M1, 144A 2.66%(c), 12/25/59	173,109
365	Series 2013-1A, Class M1, 144A 2.31%(c), 06/25/58	352,824
107	Washington Mutual Mortgage Pass-Through Certificates, Series 2003-AR1, Class A5 2.207%(c), 03/25/33	106,328
122	Wells Fargo Mortgage- Backed Securities Trust, Series 2006-AR10, Class 5A2 2.614%(c), 07/25/36	115,927

	TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $5,217,125)	5,558,363

See Notes to Financial Statements.

134	The TARGET Portfolio Trust

PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)
	U.S. GOVERNMENT AGENCY OBLIGATIONS—94.1%
	Federal Home Loan Mortgage Corp.
1,300	3.00%, TBA	$1,276,844
500	3.50%, TBA	511,016
2,200	4.00%, TBA	2,307,937
1,400	4.50%, TBA	1,494,062
734	5.00%, 10/01/35	793,036
300	5.00%, TBA	323,602
70	5.50%, 06/01/34	75,620
518	6.00%, 01/01/15-02/01/21	562,308
36	6.50%, 01/01/18-06/01/22	39,258
14	7.50%, 06/01/28	16,414
1	8.50%, 04/01/18	652
9	11.50%, 03/01/16	9,001
	Federal National Mortgage Assoc.
1,500	2.50%, TBA	1,515,703
1,800	3.00%, TBA	1,869,469
5,900	3.00%, TBA	5,821,641
400	3.50%, TBA	422,344
400	3.50%, TBA	421,281
3,000	3.50%, TBA	3,076,875
700	3.50%, TBA	716,078
700	4.00%, TBA	742,656
2,600	4.00%, TBA	2,738,937
604	4.50%, 05/01/35	652,006
474	5.00%, 11/01/18-12/01/34	509,763
44	5.00%, 07/01/33(k)	47,772
300	5.00%, TBA	325,500
1,000	5.50%, TBA	1,054,453
392	5.50%, 06/01/33-07/01/35	430,772
177	6.00%, 03/01/23-12/01/39	193,936
103	6.50%, 05/01/14-08/01/17	106,974
8	8.00%, 09/01/22-12/01/22	9,611
	Government National Mortgage Assoc.
1,184	3.50%, 05/15/43	1,229,156
2,100	3.50%, TBA	2,181,375
284	4.00%, 04/15/43	303,090
900	4.00%, TBA	959,766
1,137	4.50%, 06/15/41-09/20/41	1,233,896
200	4.50%, TBA	216,656
116	5.00%, 06/15/40	127,482
700	5.00%, TBA	762,098
918	5.50%, 08/15/38-04/15/39	1,001,967
1,643	6.00%, 07/15/24-12/15/40	1,826,000
773	6.50%, 06/15/23-12/15/35	868,514
629	7.00%, 11/15/31-11/15/33	729,964
10	7.50%, 12/20/23	11,471
136	8.00%, 03/15/17-11/15/30	145,350
15	8.25%, 06/20/17-07/20/17	15,118
25	8.50%, 04/20/17	25,155

See Notes to Financial Statements.

The TARGET Portfolio Trust	135

Mortgage Backed Securities Portfolio (continued)	Portfolio of Investments As of October 31, 2013

PRINCIPAL AMOUNT (000)#		DESCRIPTION	VALUE (NOTE 1)
		U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
25		9.00%, 01/15/20	$28,427
—	(r)	9.50%, 06/15/20	390

		TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $39,117,772)	39,731,396

		U.S. TREASURY OBLIGATIONS—0.2%
		U.S. Treasury Notes
100		1.75%, 05/15/23
		TOTAL U.S. TREASURY OBLIGATIONS (cost $92,073)	93,398

		TOTAL LONG-TERM INVESTMENTS (cost $48,481,935)	49,412,166

SHARES		SHORT-TERM INVESTMENT—49.6%

		AFFILIATED MONEY MARKET MUTUAL FUND
20,924,878		Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund (cost $20,924,878)(w)	20,924,878

		TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT—166.6% (cost $69,406,813; Note 5)	70,337,044

PRINCIPAL AMOUNT (000)#		SECURITIES SOLD SHORT—(4.1%)

		U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS
200		Federal National Mortgage Assoc. 4.50%, TBA	(214,094)
		Government National Mortgage Assoc.
100		4.00%, TBA	(106,328)
1,300		5.50%, TBA	(1,420,199)

		TOTAL SECURITIES SOLD SHORT (proceeds received $1,742,266)	(1,740,621)

		TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT—162.5% (cost $67,664,547; Note 5)	68,596,423
		Liabilities in excess of other assets(x)—(62.5%)	(26,378,702)

		NET ASSETS—100%	$42,217,721

The following abbreviations are used in the Portfolio descriptions:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

FREMF—Freddie Mac Mortgage Trust

IO—Interest Only

PO—Principal Only

TBA—To Be Announced

#	Principal amount is shown in U.S. dollars unless otherwise stated.

See Notes to Financial Statements.

136	The TARGET Portfolio Trust

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at October 31, 2013.
(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.
(r)	Less than $1,000 par.
(s)	Represents zero coupon bond or step coupon bond. Rate quoted represents effective yield at October 31, 2013.
(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2-Prudential Core Taxable Money Market Fund.
(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts open at October 31, 2013:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at October 31, 2013	Unrealized Appreciation (Depreciation)
Short Positions:
9	2 Year U.S. Treasury Notes	Dec. 2013	$1,983,073	$1,983,797	$(724)
11	5 Year U.S. Treasury Notes	Dec. 2013	1,315,016	1,338,562	(23,546)
1	10 Year U.S. Treasury Notes	Dec. 2013	127,562	127,359	203
5	20 Year U.S. Treasury Bonds	Dec. 2013	676,344	674,063	2,281

					$(21,786)

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities	$—	$2,010,409	$—
Commercial Mortgage-Backed Securities	—	2,018,600	—
Residential Mortgage-Backed Securities	—	5,558,363	—
Options	—	—	—
U.S. Government Agency Obligations	—	39,731,396	—
U.S. Treasury Obligations		93,398
Affiliated Money Market Mutual Fund	20,924,878	—	—
Securities Sold Short—U.S. Government Agency Obligations	—	(1,740,621)	—
Other Financial Instruments*
Futures	(21,786)	—	—

Total	$20,903,092	$47,671,545	$—

See Notes to Financial Statements.

The TARGET Portfolio Trust	137

Mortgage Backed Securities Portfolio (continued)	Portfolio of Investments As of October 31, 2013

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Residential Mortgage-Backed Securities
Balance as of 10/31/12	$451,120
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)**	—
Purchases	—
Sales	—
Transfers into Level 3	—
Transfers out of Level 3	(451,120)

Balance as of 10/31/13	$—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.
**	Of which, $0 was included in Net Assets relating to securities held at the reporting period end.

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. At the reporting period end, there were two Residential Mortgage-Backed Securities transferred out of Level 3 as a result of being priced by a formula with observable inputs.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by the Valuation Committee, which contain unobservable inputs. Such methodologies include, but are not limited to, using prices provided by a single broker/dealer, the cost of the investment, and broker quotes adjusted for changes in yields of compariable U.S. Government and other securities using fixed income securities valuation model.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2013 were as follows:

U.S. Government Agency Obligations	94.1%
Affiliated Money Market Mutual Fund	49.6
Residential Mortgage-Backed Securities	13.2
Commercial Mortgage-Backed Securities	4.8
Asset-Backed Securities	4.7
U.S. Treasury Obligations	0.2
U.S. Government Agency Obligations	(4.1)

162.5
Liabilities in excess of other assets	(62.5)

100.0%

See Notes to Financial Statements.

138	The TARGET Portfolio Trust

Statements of Assets and Liabilities October 31, 2013

	LARGE CAPITALIZATION GROWTH PORTFOLIO	LARGE CAPITALIZATION VALUE PORTFOLIO	SMALL CAPITALIZATION GROWTH PORTFOLIO	SMALL CAPITALIZATION VALUE PORTFOLIO

ASSETS
Investments, at value(G):
Unaffiliated investments(A)	$262,643,551	$261,390,835	$127,950,567	$1,660,969,641
Affiliated investments(B)	36,194,769	28,077,521	25,378,644	282,535,856
Repurchase agreements(C)	—	—	—	—
Cash	—	197	—	—
Deposit with broker	—	—	—	—
Foreign currency, at value(D)	—	—	—	—
Receivable for Trust shares sold	275,934	254,048	213,586	2,948,704
Dividends and interest receivable	86,717	235,761	19,997	909,891
Receivable for investments sold	231,834	2,456,391	1,006,538	1,499,972
Receivable for foreign tax reclaim	244	7,393	—	—
Due from broker for variation margin	—	—	—	—
Payments made for swap agreements	—	—	—	—
Unrealized appreciation on over-the-counter swaps	—	—	—	—
Unrealized appreciation on forward currency contracts	—	—	—	—
Prepaid expenses and other assets	2,549	3,524	1,289	16,044
Total assets	299,435,598	292,425,670	154,570,621	1,948,880,108

LIABILITIES
Collateral for securities on loan	29,864,154	21,666,955	22,067,990	188,742,070
Reverse repurchase agreement	—	—	—	—
Payable for Trust shares reacquired	299,916	259,920	183,440	2,461,738
Payable for investments purchased	538,382	5,514,151	1,430,277	14,644,686
Accrued expenses and other liabilities	97,722	100,976	86,996	204,903
Management fee payable	133,748	131,665	66,383	866,790
Affiliated transfer agent fee payable	35,814	35,878	18,181	63,236
Deferred trustees’ fees	4,074	4,074	4,074	4,074
Distribution fee payable	72,763	72,395	36,339	49,162
Payable to custodian	—	—	—	—
Interest payable	—	—	—	—
Dividends payable	—	—	—	—
Due to broker for variation margin	—	—	—	18,120
Options written(E)	—	—	—	—
Payments received for swap agreements	—	—	—	—
Unrealized depreciation on over-the-counter swaps	—	—	—	—
Unrealized depreciation on forward currency contracts	—	—	—	—
Securities sold short, at value(F)	—	—	—	—
Total liabilities	31,046,573	27,786,014	23,893,680	207,054,779

NET ASSETS	$268,389,025	$264,639,656	$130,676,941	$1,741,825,329

See Notes to Financial Statements.

The TARGET Portfolio Trust	139

Statements of Assets and Liabilities October 31, 2013 (continued)

	LARGE CAPITALIZATION GROWTH PORTFOLIO	LARGE CAPITALIZATION VALUE PORTFOLIO	SMALL CAPITALIZATION GROWTH PORTFOLIO	SMALL CAPITALIZATION VALUE PORTFOLIO
Net assets were comprised of:
Shares of beneficial interest, at par	$13,992	$18,667	$8,376	$62,889
Paid-in capital, in excess of par	185,427,288	247,931,954	106,577,802	1,136,737,505
	185,441,280	247,950,621	106,586,178	1,136,800,394
Undistributed net investment income (loss)	(604,306)	2,546,777	(612,187)	12,526,785
Accumulated net realized gains (losses)	11,386,857	(52,945,114)	(17,155,917)	116,328,090
Net unrealized appreciation (depreciation)	72,165,194	67,087,372	41,858,867	476,170,060
Net assets, October 31, 2013	$268,389,025	$264,639,656	$130,676,941	$1,741,825,329
(A) Identified cost of unaffiliated investments	$190,478,360	$194,303,463	$86,091,700	$1,184,822,301
(B) Identified cost of affiliated investments	$36,194,769	$28,077,521	$25,378,644	$282,535,856
(C) Identified cost of repurchase agreements	—	—	—	—
(D) Identified cost of currency	—	—	—	—
(E) Premiums received from options written	—	—	—	—
(F) Proceeds received from short sales	—	—	—	—
(G) Including securities on loan of	$29,078,889	$20,908,603	$21,368,782	$183,441,252

NET ASSET VALUE:
Class R:
Net Assets	$176,200,184	$175,553,573	$86,335,589	$119,046,671
Shares Outstanding	9,223,505	12,406,791	5,597,414	4,332,372
Net asset value, offering price and redemption price per share	$19.10	$14.15	$15.42	$27.48
Class T:
Net Assets	$92,188,841	$89,086,083	$44,341,352	$1,622,778,658
Shares Outstanding	4,768,990	6,259,739	2,778,600	58,556,327
Net asset value, offering price and redemption price per share	$19.33	$14.23	$15.96	$27.71

See Notes to Financial Statements.

140	The TARGET Portfolio Trust

Statements of Assets and Liabilities October 31, 2013 (continued)

	INTERNATIONAL EQUITY PORTFOLIO	TOTAL RETURN BOND PORTFOLIO	INTERMEDIATE- TERM BOND PORTFOLIO	MORTGAGE BACKED SECURITIES PORTFOLIO

ASSETS
Investments, at value(G):
Unaffiliated investments(A)	$418,972,581	$399,489,591	$146,908,124	$49,412,166
Affiliated investments(B)	13,055,627	692,651	343,682	20,924,878
Repurchase agreements(C)	—	128,700,000	—	—
Cash	—	—	—	589,623
Deposit with broker	—	879,000	747,000	—
Foreign currency, at value(D)	2,491,240	12,615	219,704	—
Receivable for Trust shares sold	457,822	733,778	105,810	10,877
Dividends and interest receivable	1,104,757	1,665,534	749,178	84,219
Receivable for investments sold	849,983	63,480,850	6,184,857	14,498,344
Receivable for foreign tax reclaim	676,024	—	—	—
Due from broker for variation margin	—	94,564	—	945
Payments made for swap agreements	—	95,275	308,257	—
Unrealized appreciation on over-the-counter swaps	—	241,510	571,951	—
Unrealized appreciation on forward currency contracts	234,729	320,949	219,448	—
Prepaid expenses and other assets	4,042	4,709	1,504	672
Total assets	437,846,805	596,411,026	156,359,515	85,521,724

LIABILITIES
Collateral for securities on loan	3,259,148	—	—	—
Reverse repurchase agreement	—	—	2,020,000	—
Payable for Trust shares reacquired	489,393	1,181,979	265,250	71,315
Payable for investments purchased	183,265	177,177,100	20,629,879	41,390,953
Accrued expenses and other liabilities	175,963	208,177	149,426	79,440
Management fee payable	252,132	158,399	50,830	16,124
Affiliated transfer agent fee payable	43,436	45,627	508	174
Deferred trustees’ fees	4,074	4,074	4,074	4,074
Distribution fee payable	88,944	92,086	—	—
Payable to custodian	—	67,808	—	—
Interest payable	—	—	—	—
Dividends payable	—	1,823	6,689	1,302
Due to broker	—	1,665,000	35,000	—
Due to broker for variation margin	—	—	38,426	—
Options written(E)	—	68,601	38,628	—
Payments received for swap agreements	—	139,693	109,617	—
Unrealized depreciation on over-the-counter swaps	—	123,117	603,469	—
Unrealized depreciation on forward currency contracts	451,005	713,002	426,619	—
Securities sold short, at value(F)	—	1,067,187	—	1,740,621
Total liabilities	4,947,360	182,713,673	24,378,415	43,304,003

NET ASSETS	$432,899,445	$413,697,353	$131,981,100	$42,217,721

See Notes to Financial Statements.

The TARGET Portfolio Trust	141

Statements of Assets and Liabilities October 31, 2013 (continued)

	INTERNATIONAL EQUITY PORTFOLIO	TOTAL RETURN BOND PORTFOLIO	INTERMEDIATE- TERM BOND PORTFOLIO	MORTGAGE BACKED SECURITIES PORTFOLIO
Net assets were comprised of:
Shares of beneficial interest, at par	$31,542	$37,764	$12,813	$4,022
Paid-in capital, in excess of par	388,035,095	407,732,733	131,120,068	45,088,764
	388,066,637	407,770,497	131,132,881	45,092,786
Undistributed net investment income (loss)	5,703,001	678,689	919,913	92,975
Accumulated net realized gains (losses)	(29,844,597)	(4,703,532)	(425,283)	(3,878,130)
Net unrealized appreciation (depreciation)	68,974,404	9,951,699	353,589	910,090
Net assets, October 31, 2013	$432,899,445	$413,697,353	$131,981,100	$42,217,721
(A) Identified cost of unaffiliated investments	$349,802,898	$390,426,637	$145,824,864	$48,481,935
(B) Identified cost of affiliated investments	$13,055,627	$692,651	$343,682	$20,924,878
(C) Identified cost of repurchase agreements	—	$128,700,000	—	—
(D) Identified cost of currency	$2,488,320	$12,595	$219,843	—
(E) Premiums received from options written	—	$108,799	$76,659	—
(F) Proceeds received from short sales	—	$1,064,375	—	$1,742,266
(G) Including securities on loan of	$3,124,666	—	—	—

NET ASSET VALUE:
Class Q:
Net Assets	$149,489,881	—	—	—
Shares Outstanding	10,858,560	—	—	—
Net asset value, offering price and redemption price per share	$13.77	—	—	—
Class R:
Net Assets	$215,215,484	$219,719,409	—	—
Shares Outstanding	15,724,673	20,127,561	—	—
Net asset value, offering price and redemption price per share	$13.69	$10.92	—	—
Class T:
Net Assets	$68,194,080	$193,977,944	$131,981,100	$42,217,721
Shares Outstanding	4,958,473	17,636,648	12,813,484	4,021,597
Net asset value, offering price and redemption price per share	$13.75	$11.00	$10.30	$10.50

See Notes to Financial Statements.

142	The TARGET Portfolio Trust

Statements of Operations

Year Ended October 31, 2013

	LARGE CAPITALIZATION GROWTH PORTFOLIO	LARGE CAPITALIZATION VALUE PORTFOLIO	SMALL CAPITALIZATION GROWTH PORTFOLIO	SMALL CAPITALIZATION VALUE PORTFOLIO

NET INVESTMENT INCOME (LOSS)
Income
Unaffiliated dividend income	$2,625,292	$6,103,233	$1,017,911	$27,541,907
Affiliated dividend income	9,844	8,617	1,950	125,816
Less: Foreign withholding taxes	(29,639)	(59,738)	(1,237)	(78,333)
Affiliated income from securities lending, net	22,921	27,483	189,626	1,177,417
Interest	—	—	—	551
Total income	2,628,418	6,079,595	1,208,250	28,767,358
Management fee	1,427,902	1,424,488	700,480	8,655,977
Loan interest expense (Note 7)	588	214	1,278	—
Distribution fee—Class R	763,474	766,213	378,011	498,341
Transfer agent’s fees and expenses(a)	255,000	251,000	129,000	557,000
Custodian’s fees and expenses	104,000	81,000	66,000	245,000
Reports to shareholders	37,000	32,000	30,000	90,000
Registration fees	30,000	31,000	31,000	38,000
Legal fees	19,000	19,000	16,000	24,000
Trustees’ fees	14,000	14,000	12,000	31,000
Audit fees	25,000	25,000	25,000	33,000
Miscellaneous	19,869	20,369	13,583	46,397
Total expenses	2,695,833	2,664,284	1,402,352	10,218,715
Net investment income (loss)	(67,415)	3,415,311	(194,102)	18,548,643

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	35,935,579	14,672,477	8,909,751	125,552,495
Futures transactions	—	—	—	1,416,103
Foreign currency transactions	3,155	—	—	—
Options written transactions	—	—	—	—
Swap agreement transactions	—	—	—	—
Short sale transactions	—	—	—	—
Total net realized gain (loss)	35,938,734	14,672,477	8,909,751	126,968,598
Net change in unrealized appreciation (depreciation) on:
Investments	27,630,724	44,093,729	24,945,841	284,942,247
Futures	—	—	—	58,650
Foreign currencies	25	—	—	—
Options written	—	—	—	—
Swaps	—	—	—	—
Short sales	—	—	—	—
Net change in unrealized appreciation (depreciation)	27,630,749	44,093,729	24,945,841	285,000,897
Net gain (loss)	63,569,483	58,766,206	33,855,592	411,969,495

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$63,502,068	$62,181,517	$33,661,490	$430,518,138
(a) Including affiliated expense of	$194,600	$195,300	$96,600	$336,100

See Notes to Financial Statements.

The TARGET Portfolio Trust	143

Statements of Operations

Year Ended October 31, 2013 (continued)

	INTERNATIONAL EQUITY PORTFOLIO	TOTAL RETURN BOND PORTFOLIO	INTERMEDIATE- TERM BOND PORTFOLIO	MORTGAGE BACKED SECURITIES PORTFOLIO

NET INVESTMENT INCOME (LOSS)
Income
Unaffiliated dividend income	$12,171,019	$—	$—	$—
Affiliated dividend income	16,701	1,608	747	29,526
Less: Foreign withholding taxes	(891,914)	—	—	—
Affiliated income from securities lending, net	455	—	—	—
Interest	—	9,968,204	4,540,199	977,099
Total income	11,296,261	9,969,812	4,540,946	1,006,625
Management fee	2,661,225	2,006,781	672,534	194,755
Loan interest expense (Note 7)	740	—	—	—
Interest expense	—	2,992	639	—
Distribution fee—Class R	898,403	994,865	—	—
Transfer agent’s fees and expenses(a)	280,000	457,000	96,000	30,000
Custodian’s fees and expenses	267,000	175,000	130,000	70,000
Reports to shareholders	36,000	60,000	27,000	20,000
Registration fees	46,000	37,000	23,000	18,000
Legal fees	21,000	19,000	17,000	16,000
Trustees’ fees	13,000	19,000	13,000	11,000
Audit fees	33,000	66,000	61,000	33,000
Miscellaneous	55,716	22,542	14,728	10,887
Total expenses	4,312,084	3,860,180	1,054,901	403,642
Net investment income (loss)	6,984,177	6,109,632	3,486,045	602,983

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	12,114,429	(3,570,782)	575,419	(502,717)
Futures transactions	—	689,074	857,839	49,867
Foreign currency transactions	60,045	37,058	383,949	—
Options written transactions	—	1,234,365	234,456	—
Swap agreement transactions	—	(2,227,534)	(1,113,642)	(21,014)
Short sale transactions	—	149,863	—	79,036
Total net realized gain (loss)	12,174,474	(3,687,956)	938,021	(394,828)
Net change in unrealized appreciation (depreciation) on:
Investments	61,096,324	(11,238,650)	(3,886,130)	(684,369)
Futures	—	1,544,202	(2,733)	12,967
Foreign currencies	(279,226)	702,808	(12,617)	—
Options written	—	(70,459)	(4,154)	—
Swaps	—	(1,722,057)	(2,648,081)	—
Short sales	—	(7,499)	—	4,153
Net change in unrealized appreciation (depreciation)	60,817,098	(10,791,655)	(6,553,715)	(667,249)
Net gain (loss)	72,991,572	(14,479,611)	(5,615,694)	(1,062,077)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$79,975,749	$(8,369,979)	$(2,129,649)	$(459,094)
(a) Including affiliated expense of	$227,200	$260,900	$4,800	$2,700

See Notes to Financial Statements.

144	The TARGET Portfolio Trust

Statement of Changes in Net Assets

	LARGE CAPITALIZATION GROWTH PORTFOLIO
	Year Ended October 31, 2013	Year Ended October 31, 2012

INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income (loss)	$(67,415)	$303,897
Net realized gain on investment and foreign currency transactions	35,938,734	17,329,169
Net change in unrealized appreciation (depreciation) of investments	27,630,749	90,808
Net increase in net assets resulting from operations	63,502,068	17,723,874
Dividends and Distributions (Note 1)
Dividends from net investment income
Class R	(274,592)	—
Class T	(555,589)	(302,875)
Total dividends from net investment income	(830,181)	(302,875)
Trust share transactions (Note 6)
Net proceeds from shares sold	51,433,823	44,120,638
Net asset value of shares issued in reinvestment of dividends and distributions	809,020	292,761
Cost of shares reacquired	(56,810,294)	(55,953,976)
Net decrease in net assets from Trust share transactions	(4,567,451)	(11,540,577)
Total increase	58,104,436	5,880,422

NET ASSETS
Beginning of year	210,284,589	204,404,167
End of year(a)	$268,389,025	$210,284,589
(a) Includes undistributed net investment income of	$—	$290,135

See Notes to Financial Statements.

The TARGET Portfolio Trust	145

Statement of Changes in Net Assets (continued)

	LARGE CAPITALIZATION VALUE PORTFOLIO
	Year Ended October 31, 2013	Year Ended October 31, 2012

INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income	$3,415,311	$3,568,756
Net realized gain on investment and foreign currency transactions	14,672,477	26,237,541
Net change in unrealized appreciation (depreciation) of investments	44,093,729	(3,752,030)
Net increase in net assets resulting from operations	62,181,517	26,054,267
Dividends and Distributions (Note 1)
Dividends from net investment income
Class R	(2,007,775)	(1,713,677)
Class T	(1,552,574)	(1,696,624)
Total dividends from net investment income	(3,560,349)	(3,410,301)
Trust share transactions (Note 6)
Net proceeds from shares sold	49,811,199	42,277,824
Net asset value of shares issued in reinvestment of dividends and distributions	3,507,985	3,357,595
Cost of shares reacquired	(61,015,500)	(55,169,925)
Net decrease in net assets from Trust share transactions	(7,696,316)	(9,534,506)
Total increase	50,924,852	13,109,460

NET ASSETS
Beginning of year	213,714,804	200,605,344
End of year(a)	$264,639,656	$213,714,804
(a) Includes undistributed net investment income of	$2,546,777	$2,691,815

See Notes to Financial Statements.

146	The TARGET Portfolio Trust

Statement of Changes in Net Assets (continued)

	SMALL CAPITALIZATION GROWTH PORTFOLIO
	Year Ended October 31, 2013	Year Ended October 31, 2012

INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment loss	$(194,102)	$(712,023)
Net realized gain on investment transactions	8,909,751	3,687,565
Net change in unrealized appreciation (depreciation) of investments	24,945,841	2,643,860
Net increase in net assets resulting from operations	33,661,490	5,619,402
Trust share transactions (Note 6)
Net proceeds from shares sold	30,464,379	25,728,775
Cost of shares reacquired	(33,289,863)	(27,670,159)
Net decrease in net assets from Trust share transactions	(2,825,484)	(1,941,384)
Total increase	30,836,006	3,678,018

NET ASSETS
Beginning of year	99,840,935	96,162,917
Endof year	$130,676,941	$99,840,935

See Notes to Financial Statements.

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Statement of Changes in Net Assets (continued)

	SMALL CAPITALIZATION VALUE PORTFOLIO
	Year Ended October 31, 2013	Year Ended October 31, 2012

INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income	$18,548,643	$14,893,551
Net realized gain on investment and foreign currency transactions	126,968,598	34,081,657
Net change in unrealized appreciation (depreciation) of investments	285,000,897	48,128,206
Net increase in net assets resulting from operations	430,518,138	97,103,414
Dividends and Distributions (Note 1)
Dividends from net investment income
Class R	(776,701)	(475,538)
Class T	(15,186,130)	(10,416,661)
Total dividends from net investment income	(15,962,831)	(10,892,199)
Distributions from net realized gains
Class R	(2,403,994)	(2,289,461)
Class T	(30,592,305)	(28,632,649)
Total distributions from net realized gains	(32,996,299)	(30,922,110)
Trust share transactions (Note 6)
Net proceeds from shares sold	421,010,529	338,281,653
Net asset value of shares issued in reinvestment of dividends and distributions	44,238,738	37,439,503
Cost of shares reacquired	(268,940,864)	(227,087,747)
Net increase in net assets from Trust share transactions	196,308,403	148,633,409
Total increase	577,867,411	203,922,514

NET ASSETS
Beginning of year	1,163,957,918	960,035,404
End of year(a)	$1,741,825,329	$1,163,957,918
(a) Includes undistributed net investment income of	$12,526,785	$9,770,053

See Notes to Financial Statements.

148	The TARGET Portfolio Trust

Statement of Changes in Net Assets (continued)

	INTERNATIONAL EQUITY PORTFOLIO
	Year Ended October 31, 2013	Year Ended October 31, 2012

INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income	$6,984,177	$6,806,272
Net realized gain (loss) on investment and foreign currency transactions	12,174,474	(7,188,625)
Net change in unrealized appreciation (depreciation) of investments	60,817,098	18,376,721
Net increase in net assets resulting from operations	79,975,749	17,994,368
Dividends and Distributions (Note 1)
Dividends from net investment income
Class Q	(3,065,660)	(2,649,607)
Class R	(3,008,506)	(1,926,777)
Class T	(1,535,049)	(1,679,297)
Total dividends from net investment income	(7,609,215)	(6,255,681)
Trust share transactions (Note 6)
Net proceeds from shares sold	102,407,412	88,238,519
Net asset value of shares issued in reinvestment of dividends and distributions	7,582,919	6,222,967
Cost of shares reacquired	(84,338,457)	(63,003,945)
Net increase in net assets from Trust share transactions	25,651,874	31,457,541
Total increase	98,018,408	43,196,228

NET ASSETS
Beginning of year	334,881,037	291,684,809
End of year(a)	$432,899,445	$334,881,037
(a) Includes undistributed net investment income of	$5,703,001	$6,267,994

See Notes to Financial Statements.

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Statement of Changes in Net Assets (continued)

	TOTAL RETURN BOND PORTFOLIO
	Year Ended October 31, 2013	Year Ended October 31, 2012

INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income	$6,109,632	$9,360,151
Net realized gain (loss) on investment and foreign currency transactions	(3,687,956)	10,501,071
Net change in unrealized appreciation (depreciation) of investments	(10,791,655)	11,228,520
Net increase (decrease) in net assets resulting from operations	(8,369,979)	31,089,742
Dividends and Distributions (Note 1)
Dividends from net investment income
Class R	(2,944,697)	(3,179,754)
Class T	(5,049,096)	(6,706,984)
Total dividends from net investment income	(7,993,793)	(9,886,738)
Distributions from net realized gains
Class R	(3,476,286)	—
Class T	(4,965,544)	—
Total distributions from net realized gains	(8,441,830)	—
Trust share transactions (Note 6)
Net proceeds from shares sold	143,822,780	154,665,652
Net asset value of shares issued in reinvestment of dividends and distributions	16,349,663	9,803,845
Cost of shares reacquired	(170,098,165)	(119,678,849)
Net increase (decrease) in net assets from Trust share transactions	(9,925,722)	44,790,648
Total increase (decrease)	(34,731,324)	65,993,652

NET ASSETS
Beginning of year	448,428,677	382,435,025
End of year(a)	$413,697,353	$448,428,677
(a) Includes undistributed net investment income of	$678,689	$2,029,705

See Notes to Financial Statements.

150	The TARGET Portfolio Trust

Statement of Changes in Net Assets (continued)

	INTERMEDIATE-TERM BOND PORTFOLIO
	Year Ended October 31, 2013	Year Ended October 31, 2012

INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income	$3,486,045	$4,425,201
Net realized gain on investment and foreign currency transactions	938,021	2,311,507
Net change in unrealized appreciation (depreciation) of investments	(6,553,715)	7,094,009
Net increase (decrease) in net assets resulting from operations	(2,129,649)	13,830,717
Dividends and Distributions (Note 1)
Dividends from net investment income	(3,200,021)	(7,110,257)
Distributions from net realized gains	(2,612,982)	(972,354)
Trust share transactions (Note 6)
Net proceeds from shares sold	25,377,628	24,370,801
Net asset value of shares issued in reinvestment of dividends and distributions	5,608,463	7,862,089
Cost of shares reacquired	(60,255,240)	(51,158,727)
Net decrease in net assets from Trust share transactions	(29,269,149)	(18,925,837)
Total decrease	(37,211,801)	(13,177,731)

NET ASSETS
Beginning of year	169,192,901	182,370,632
End of year(a)	$131,981,100	$169,192,901
(a) Includes undistributed net investment income	$919,913	$186,813

See Notes to Financial Statements.

The TARGET Portfolio Trust	151

Statement of Changes in Net Assets (continued)

	MORTGAGE BACKED SECURITIES PORTFOLIO
	Year Ended October 31, 2013	Year Ended October 31, 2012

INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income	$602,983	$1,138,388
Net realized gain (loss) on investment and foreign currency transactions	(394,828)	830,161
Net change in unrealized appreciation (depreciation) of investments	(667,249)	(58,146)
Net increase (decrease) in net assets resulting from operations	(459,094)	1,910,403
Dividends and Distributions (Note 1)
Dividends from net investment income	(917,467)	(1,330,954)
Trust share transactions (Note 6)
Net proceeds from shares sold	11,870,969	18,518,112
Net asset value of shares issued in reinvestment of dividends and distributions	885,344	1,272,691
Cost of shares reacquired	(12,767,380)	(12,045,966)
Net increase (decrease) in net assets from Trust share transactions	(11,067)	7,744,837
Total increase (decrease)	(1,387,628)	8,324,286

NET ASSETS
Beginning of year	43,605,349	35,281,063
End of year(a)	$42,217,721	$43,605,349
(a) Includes undistributed net investment income of	$92,975	$91,041

See Notes to Financial Statements.

152	The TARGET Portfolio Trust

Notes to Financial Statements

The TARGET Portfolio Trust (the “Trust”) is an open-end management investment company. The Trust was established as a Delaware business trust on July 29, 1992 and consists of eight separate portfolios (the “Portfolio” or “Portfolios”). All the Portfolios are diversified, as defined under the Investment Company Act of 1940, as amended, (“1940 Act”). Investment operations commenced on January 5, 1993.

The Portfolios and their investment objectives are as follows:

•	Large Capitalization Growth Portfolio—long-term capital appreciation.

•	Large Capitalization Value Portfolio—total return consisting of capital appreciation and dividend income.

•	Small Capitalization Growth Portfolio—maximum capital appreciation.

•	Small Capitalization Value Portfolio—above average capital appreciation.

•	International Equity Portfolio—capital appreciation.

•	Total Return Bond Portfolio—total return consisting of current income and capital appreciation.

•	Intermediate-Term Bond Portfolio—current income and reasonable stability of principal.

•	Mortgage Backed Securities Portfolio—high current income primarily and capital appreciation secondarily, each to the extent consistent with the protection of capital.

The ability of issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic or political developments in a specific industry, region or country.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Trust and the Portfolios in the preparation of its financial statements.

Security Valuation: The Portfolios hold securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Portfolios to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Portfolios’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the tables following each Portfolio of Investments.

Common stocks, exchange-traded funds, and derivative instruments that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded

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via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price; they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and asked prices, or at the last bid price in the absence of an asked price. These securities are classified as Level 2 in the fair value hierarchy, as the inputs are observable and considered to be significant to the valuation.

Common stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy, as the adjustment factors are observable and considered to be significant to the valuation.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Over-the-counter derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board of Trustees. In the event that significant unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is the Trust’s policy that its custodian or designated sub custodians under tri-party repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults, and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

Reverse Repurchase Agreements: Certain Portfolios may enter into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust’s Board of Trustees. Interest on the value of reverse repurchase agreements entered into and outstanding is based upon

154	The TARGET Portfolio Trust

competitive market rates at the time of execution of the agreement. At the time the Portfolio enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the lender containing liquid investment grade securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a finan- cial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Sub- sequent payments, known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for finan- cial statement purposes on a daily basis as an unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statements of Operations as a net realized gain or loss on financial futures contracts.

Certain Portfolios invested in financial futures contracts in order to hedge their existing portfolio securities, or securities the Portfolio intends to purchase, against fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates. The Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Certain Portfolios entered into equity index futures contracts to gain market exposure. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Portfolio maintains a segregated account of securities or other liquid assets, the dollar value of which is at least equal to its obligation with respect to financial futures contracts. Financial futures contracts involve certain elements of risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Foreign Currency Translation: The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current daily rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at period end. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period-end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

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Forward Foreign Currency Contracts: A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios entered into forward foreign currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on foreign currency transactions. Gains or losses are realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain or loss, if any, is included in net realized gain or loss on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Portfolio’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A master netting agreement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

Options: Certain Portfolios purchased or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates and foreign currency exchange rates with respect to securities or currencies which the Portfolio currently owns or intends to purchase. Certain Portfolios also used purchased options to gain exposure to certain securities or foreign currencies. The Portfolios’ principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

If an option expires unexercised, the Portfolio realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Portfolio has realized a gain or loss. The difference between the premium and the amount received or paid on affecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gains or losses on purchased options are included in net realized gains or losses on investment transactions. Gains or losses on written options are presented separately as net realized gains or losses on options written.

The Portfolio, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. Over-the-counter options involve the risk of the potential inability of the counterparties to meet the terms of their contracts.

With exchange-traded futures and options contracts, there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange traded futures and options, and guarantees the futures and options contracts against default.

When a Portfolio writes an option on a swap, an amount equal to any premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Portfolio becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Portfolio becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that

156	The TARGET Portfolio Trust

expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Portfolio will be obligated to be party to a swap agreement if an option on a swap is exercised.

Short Sales: Certain Portfolios may make short sales of securities as a method of hedging potential price declines in similar securities owned. The Portfolio may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Portfolio makes a short sale, it will borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to return any interest or dividends received on such borrowed securities. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than the proceeds originally received, respectively, and is presented in the Statement of Operations as net realized gain or loss on short sales. The Portfolio maintains a segregated account of securities or other liquid assets, the dollar value of which is at least equal to its obligation with respect to short sales.

Swap Agreements: Certain Portfolios may enter into credit default, interest rate, total return and other forms of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the over-the-counter market and may be executed either directly with counterparty (“OTC Traded”) or through a central clearing facility, such as a registered commodities exchange (“Exchange Traded”). Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Upon entering into an exchange traded swap, the Portfolio pledges with the cleaning broker an initial margin and thereafter, pays or receives an amount, known as “variation margin”, based on daily changes in valuation of swap contract. Payments received or paid by the Portfolio are recorded as realized gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the Statements of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Portfolio of Investments.

Interest Rate Swaps: Interest rate swaps represent agreements between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Certain Portfolios used interest rate swaps to generate steady cash flow by receiving a stream of fixed rate payments and to increase exposure to prevailing market rates by receiving floating rate payments. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

Credit Default Swaps: Credit default swaps involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity, typically corporate issues or sovereign issues of an emerging country, on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. Certain Portfolios entered into credit default swaps to provide a measure of protection against defaults of the issuers. Certain Portfolios used credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Certain Portfolios took an active short position with respect to the likelihood of a particular

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issuer’s default by selling credit default swaps. The Portfolio’s maximum risk of loss from counterparty credit risk for purchased credit default swaps is the inability of the counterparty to honor the contract up to the notional value based on credit event. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

As a seller of protection on credit default swap agreements, a Portfolio will generally receive from the buyer of protection an agreed upon payment throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively increase investment risk to its portfolio because, in addition to its total net assets, a Portfolio may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that a Portfolio as a seller of protection could be required to make under a credit default swap agreement would be equal to notional amount of the underlying security or index contract as a result of a credit event. These potential amounts will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or index. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment and/or performance risk. Wider credit spreads and increasing market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Total Return Swaps: In a total return swap, one party would receive payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pay a fixed amount. The Portfolio is subject to risk exposures associated with the referenced asset in the normal course of pursuing its investment objectives. Mortgage Backed Securities entered into total return swaps to manage its exposure to an index. The Portfolio’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in favor of the Portfolio, from the point of entering into the contract. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates. In connection with these agreements, securities in the portfolio may be identified as collateral or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and serve as recourse in the event of default or bankruptcy/insolvency of either party. Such over-the-counter derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

158	The TARGET Portfolio Trust

As of October 31, 2013, none of the Portfolios have met conditions under such agreements, which give the counterparty the right to call for an early termination.

Forward currency contracts, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Warrants and Rights: Certain Portfolios hold warrants and rights acquired either through a direct purchase, included as part of a private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Portfolio until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures.

The Portfolios invested in various derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on each Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2013 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Small Capitalization Growth
Equity contracts	Unaffiliated investments	$7,852		—	$—

Small Capitalization Value
Equity contracts	Due from broker for variation margin	$22,720	*	—	$—

International Equity
Foreign exchange contracts	Unrealized appreciation on forward currency contracts	$234,729		Unrealized depreciation on forward currency contracts	$451,005

Total Return Bond
Interest rate contracts	Due from broker for variation margin	$1,567,467	*	Due from broker for variation margin	$519,276	*
Interest rate contracts	Payments made for swap agreements	1,654		Payments received for swap agreements	12,485
Interest rate contracts	Unrealized appreciation on over-the-counter swaps	64,126		Unrealized depreciation on over-the-counter swaps	123,117
Interest rate contracts	—	—		Options written	68,575
Foreign exchange contracts	Unrealized appreciation on forward currency contracts	320,949		Unrealized depreciation on forward currency contracts	713,002
Credit contracts	Due to broker for variation margin	80,697	*	—	—
Credit contracts	Payments made for swap agreements	93,621		Payments received for swap agreements	127,208
Credit contracts	Unrealized appreciation on over-the-counter swaps	177,384		Options written	26

Total		$2,305,898			$1,563,689

The TARGET Portfolio Trust	159

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Intermediate-Term Bond
Interest rate contracts	Due to broker for variation margin	$628,980	*	Due to broker for variation margin	$331,472	*
Interest rate contracts	—	—		Options written	38,628
Interest rate contracts	Unrealized appreciation on over-the-counter swaps	189,608		Unrealized depreciation on over-the-counter swaps	274,356
Interest rate contracts	—	—		Payments received for swap agreements	35,444
Foreign exchange contracts	Unrealized appreciation on forward currency contracts	219,448		Unrealized depreciation on forward currency contracts	426,619
Credit contracts	Unrealized appreciation on over-the-counter swaps	382,343		Unrealized depreciation on over-the-counter swaps	329,113
Credit contracts	Payments made for swap agreements	308,257		Payments received for swap agreements	74,173
Credit contracts	—	—		Due to broker for variation margin	647,887	*

Total		$1,728,636			$2,157,692

Mortgage Backed Securities
Interest rate contracts	Due from broker for variation margin	$2,484	*	Due from broker for variation margin	$24,270	*

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures and exchange-trade swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2013 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Rights	Options Purchased	Futures	Options Written	Swaps	Forward Currency Contracts	Total
Small Capitalization Value
Equity contracts	$—	$—	$1,416,103	$—	$—	$—	$1,416,103

International Equity
Foreign exchange contracts	$—	$—	$—	$—	$—	$323,160	$323,160
Equity contracts	(266,096)	—	—	—	—	—	(266,096)

Total	$(266,096)	$—	$—	$—	$—	$323,160	$57,064

Total Return Bond
Interest rate contracts	$—	$—	$691,158	$1,234,365	$(219,095)	$—	$1,706,428
Foreign exchange contracts	—	—	(2,084)		—	(44,021)	(46,105)
Credit contracts	—	—	—	—	(2,008,439)	—	(2,008,439)

Total	$—	$—	$689,074	$1,234,365	$(2,227,534)	$(44,021)	$(348,116)

160	The TARGET Portfolio Trust

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Rights	Options Purchased	Futures	Options Written	Swaps	Forward Currency Contracts	Total
Intermediate-Term Bond
Interest rate contracts	$—	$(12,960)	$857,839	$222,764	$(329,071)	$—	$738,572
Foreign exchange contracts	—	—	—	11,692	—	391,557	403,249
Credit contracts	—	—	—	—	(784,571)	—	(784,571)

Total	$—	$(12,960)	$857,839	$234,456	$(1,113,642)	$391,557	$357,250

Mortgage Backed Securities
Interest rate contracts	$—	$14,000	$49,867	$—	$(21,014)	$—	$42,853

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Warrants	Futures	Options Written	Swaps	Forward Currency Contracts	Total
Small Capitalization Growth
Equity contracts	$7,852	$—	$—	$—	$—	$7,852

Small Capitalization Value
Equity contracts	$—	$58,650	$—	$—	$—	$58,650

International Equity
Foreign exchange contracts	$—	$—	$—	$—	$(301,931)	$(301,931)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Options Written	Swaps	Forward Currency Contracts	Total
Total Return Bond
Interest rate contracts	$1,544,202	$(71,420)	$(3,040,752)	$—	$(1,567,970)
Foreign exchange contracts	—	—	—	739,978	739,978
Credit contracts	—	961	1,318,695	—	1,319,656

Total	$1,544,202	$(70,459)	$(1,722,057)	$739,978	$491,664

Intermediate-Term Bond
Interest rate contracts	$(2,733)	$(4,154)	$(2,190,605)	$—	$(2,197,492)
Foreign exchange contracts	—	—	—	(12,156)	(12,156)
Credit contracts	—	—	(457,476)	—	(457,476)

Total	$(2,733)	$(4,154)	$(2,648,081)	$(12,156)	$(2,667,124)

Mortgage Backed Securities
Interest rate contracts	$12,967	$—	$—	$—	$12,967

The TARGET Portfolio Trust	161

For the year ended October 31, 2013, the average volume of derivative activities is as follows:

Portfolio	Options Purchased(1)	Options Written(2)	Futures Contracts - Long Positions(3)	Futures Contracts - Short Positions(3)	Forward foreign currency exchange purchase contracts(4)
Small Capitalization Value	$—	$—	$3,672,649	$—	$—
International Equity	—	—	—	—	7,455,637
Total Return Bond	—	416,076	83,630,831	20,252,929	33,519,862
Intermediate-Term Bond	3,888	96,271	14,075,056	9,517,029	12,888,805
Mortgage Backed Securities	14,000	—	1,083,429	4,250,514	—

Portfolio	Forward foreign currency exchange sale contracts(5)	Interest rate swap agreements(6)	Credit default swap agreements - Buy Protection(6)	Credit default swap agreements - Sell Protection(6)
Small Capitalization Value	$—	$—	$—	$—
International Equity	25,662,051	—	—	—
Total Return Bond	89,266,691	117,484,335	30,865,720	8,800,000
Intermediate-Term Bond	24,709,075	55,377,611	22,514,783	14,570,417
Mortgage Backed Securities	—	2,520,000	—	—

(1)	Cost.
(2)	Premium Received.
(3)	Value at Trade Date.
(4)	Value at Settlement Date Payable.
(5)	Value at Settlement Date Receivable.
(6)	Notional Amount.

Securities Lending: The Portfolio may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a highly liquid short-term money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities using the collateral in the open market. The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities, and any interest on the investment of any cash received as collateral. The Portfolio also continues to receive interest and dividends or amounts equivalent thereto on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

When-Issued/Delayed Delivery Securities: Certain Portfolios may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to pur- chase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluc-

162	The TARGET Portfolio Trust

tuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount of debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management, that may differ from actual. The Trust’s expenses are allocated to the respective Portfolios on the basis of relative net assets except for expenses that are charged directly at the Portfolio or class level.

Net investment income or loss (other than distribution fees which are charged directly to the respective class), and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Certain Portfolios invest in real estate investment trusts, (“REITs”), which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. These estimates are adjusted when the actual source of distributions is disclosed by the REITs.

Dividends and Distributions: The Total Return Bond Portfolio, Intermediate-Term Bond Portfolio, and Mortgage Backed Securities Portfolio declare dividends of their net investment income daily and pay such dividends monthly. All other Portfolios declare and pay a dividend from net investment income, if any, at least annually. Each Portfolio declares and pays its net realized capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on ex-dividend date. Permanent book/ tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital, in excess of par, as appropriate.

Taxes: For federal income tax purposes, each Portfolio in the Trust is treated as a separate tax-paying entity. It is each Portfolio’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign interest and dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Trust’s manager is Prudential Investments LLC (“PI”). PI manages the investment operations of the Trust, administers the Trust’s affairs and is responsible for the selection, subject to review and approval of the Trustees, of the sub-advisers. PI supervises the sub-advisers’ performance of advisory services and

The TARGET Portfolio Trust	163

makes recommendations to the Trustees as to whether the sub-advisers’ contracts should be renewed, modified or terminated. PI pays for the costs pursuant to the advisory agreements, the cost of compensation of officers of the Trust, occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

The sub-advisers noted below each furnished investment advisory services in connection with the management of the Portfolios. Each of the sub-advisers of the equity Portfolios—Large Capitalization Growth Portfolio, Large Capitalization Value Portfolio, Small Capitalization Growth Portfolio, Small Capitalization Value Portfolio and International Equity Portfolio—manages a portion of the assets of the respective Portfolios. In general, in order to maintain a division of assets between the advisers as deemed appropriate by PI, all daily cash inflows (i.e., subscriptions and reinvested distributions) and outflows (i.e., redemptions and expense items) are divided between the sub-advisers, as PI deems appropriate. In order to maintain an approximate allocation between the sub-advisers in the ratio deemed appropriate by PI, a periodic rebalancing of each sub-adviser’s share of Portfolio assets may occur to account for market fluctuations.

At October 31, 2013, the sub-advisers that provide subadvisory services are:

Portfolio	Adviser
Large Capitalization Growth	Brown Advisory, LLC and Massachusetts Financial Services Company (MFS)
Large Capitalization Value	NFJ Investment Group LLC, Hotchkis and Wiley Capital Management, LLC and Epoch Investment Partners, Inc.
Small Capitalization Growth	Eagle Asset Management, Inc. and Emerald Mutual Fund Advisers Trust
Small Capitalization Value	NFJ Investment Group L.P. , EARNEST Partners, LLC, Lee Munder Capital Group LLC, J.P. Morgan Investment Management, Inc. and Vaughan Nelson Investment Management, L.P.
International Equity	LSV Asset Management and Thornburg Investment Management, Inc.
Total Return Bond and Intermediate-Term Bond	Pacific Investment Management Company LLC
Mortgage Backed Securities	Wellington Management Company, LLP

The management fee payable to PI is computed daily and paid monthly, at an annual rate of the average daily net assets of the Portfolios specified below and PI, in turn, pays each sub-adviser a fee for its services.

Portfolio	Contracted & Effective Management Fee
Large Capitalization Growth	0.60%
Large Capitalization Value	0.60%
Small Capitalization Growth	0.60%
Small Capitalization Value	0.60%
International Equity	0.70%
Total Return Bond	0.45%
Intermediate-Term Bond	0.45%
Mortgage Backed Securities	0.45%

The Trust has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class Q, Class R and Class T shares of the Trust. The Trust compensates PIMS for distributing and servicing the Trust’s Class R shares, pursuant to the plan of distribution (the “Class R Plan”), regardless of expenses actually incurred by PIMS. The distribution fee is accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Q and Class T shares of the Trust.

164	The TARGET Portfolio Trust

Pursuant to the Class R Plan, the Trust compensates PIMS for distribution related activities at an annual rate of up to 0.75% of the average daily net assets of the Class R shares. For the year ended October 31, 2013, PIMS has contractually agreed to limit such fees to 0.50% of the average daily net assets of the Class R shares through February 28, 2015.

PI and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Trust’s transfer agent. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to non-affiliates where applicable.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Trust’s security lending agent. For the year ended October 31, 2013, PIM was compensated for these services by the following Portfolios of the Trust:

Portfolio	PIM
Large Capitalization Growth	$6,847
Large Capitalization Value	8,179
Small Capitalization Growth	56,625
Small Capitalization Value	352,311
International Equity	139

Certain Portfolios invest in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of the Prudential Investment Portfolios 2, registered under the 1940 Act, and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, excluding short-term investments and U.S. Government securities, for the year ended October 31, 2013, were as follows:

Portfolio	Purchases	Sales
Large Capitalization Growth . . .	$213,302,178	$217,498,416
Large Capitalization Value . . .	86,784,380	91,418,881
Small Capitalization Growth	57,575,044	61,770,699
Small Capitalization Value . . .	684,264,930	545,981,398
International Equity . . .	117,084,588	95,994,686
Total Return Bond . . .	1,389,690,759	1,398,720,090
Intermediate-Term Bond	101,260,730	135,347,491
Mortgage Backed Securities	537,681,053	542,610,955

Transactions in options written during the year ended October 31, 2013, were as follows:

Intermediate-Term Bond	Notional Amount (000)	Premium Received
Options outstanding at October 31, 2012	11,300	$59,505
Written options	84,992	377,311
Expired options	(63,192)	(271,176)
Closed options	(12,700)	(88,981)

Options outstanding at October 31, 2013	20,400	$76,659

The TARGET Portfolio Trust	165

Total Return Bond	Notional Amount (000)	Premium Received
Options outstanding at October 31, 2012	40,800	$617,835
Written options	275,100	728,160
Expired options	(245,700)	(1,228,176)
Closed options	(15,100)	(9,020)

Options outstanding at October 31, 2013	55,100	$108,799

Note 5. Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income or loss, accumulated net realized gains or losses and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income or loss, accumulated net realized gains or losses and paid-in capital in excess of par.

For the year ended October 31, 2013 the adjustments were as follows:

	Undistributed Net Investment Income or Loss	Accumulated Net Gains or Losses	Paid-In Capital In Excess of Par
Large Capitalization Growth(a)	$3,155	$(3,155)	$—
Small Capitalization Growth(b),(h)	210,624	5,507	(216,131)
Small Capitalization Value(f),(g),(h)	170,920	(170,920)	—
International Equity(a)	60,045	(60,045)	—
Total Return Bond(a),(c),(d),(e),(g)	533,145	(533,145)	—
Intermediate-Term Bond(a),(c),(d),(e),(g)	447,076	(447,076)	—
Mortgage Backed Securities(c),(e)	316,418	(316,418)	—

(a)	Reclassification of net foreign currency gain (loss).
(b)	Reclassification of net operating loss.
(c)	Reclassification of swap income.
(d)	Reclassification of income from defaulted securities.
(e)	Reclassification of paydowns.
(f)	Reclassification of PFIC adjustments.
(g)	Redesignation of dividends paid.
(h)	Other book to tax differences.

Net investment income or loss, net realized gains or losses and net assets were not affected by these adjustments.

For the fiscal year ended October 31, 2013, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

	Ordinary Income	Long-Term Capital Gains	Total Dividends and Distributions
Large Capitalization Growth	$830,181	$—	$830,181
Large Capitalization Value	3,560,349	—	3,560,349
Small Capitalization Value	15,955,447	33,003,683	48,959,130
International Equity	7,609,215	—	7,609,215
Total Return Bond	16,435,623	—	16,435,623
Intermediate-Term Bond	5,813,003	—	5,813,003
Mortgage Backed Securities	917,467	—	917,467

166	The TARGET Portfolio Trust

For the fiscal year ended October 31, 2012, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

	Ordinary Income	Long-Term Capital Gains	Total Dividends and Distributions
Large Capitalization Growth	$302,875	$—	$302,875
Large Capitalization Value	3,410,301	—	3,410,301
Small Capitalization Value	12,448,988	29,365,321	41,814,309
International Equity	6,255,681	—	6,255,681
Total Return Bond	9,886,738	—	9,886,738
Intermediate-Term Bond	7,113,091	969,520	8,082,611
Mortgage Backed Securities	1,330,954	—	1,330,954

For federal income tax purposes, dividends from net investment income and distributions from short-term capital gains are taxable as ordinary income. Long-term capital gain distributions are taxable as such.

As of October 31, 2013, the Portfolios had the following amounts of accumulated undistributed earnings on a tax basis:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
Large Capitalization Growth	$—	$13,856,393
Large Capitalization Value	2,550,851	—
Small Capitalization Value	41,277,287	95,536,357
International Equity	6,322,024	—
Total Return Bond	1,086,358	—
Intermediate-Term Bond	723,505	792,783
Mortgage Backed Securities	98,351	—

These amounts may differ from the amounts shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

The United States federal income tax basis of the Portfolios’ investments and the net unrealized appreciation/ depreciation as of October 31, 2013 were as follows:

	Tax Basis	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation	Other Cost Basis Adjustments	Total Net Unrealized Appreciation/ Depreciation
Large Capitalization Growth	$229,142,665	$74,188,369	$(4,492,714)	$69,695,655	$—	$69,695,655
Large Capitalization Value	227,973,106	69,019,240	(7,523,990)	61,495,250	—	61,495,250
Small Capitalization Growth	111,893,809	43,419,129	(1,983,727)	41,435,402	—	41,435,402
Small Capitalization Value	1,475,290,132	494,909,722	(26,694,357)	468,215,365	—	468,215,365
International Equity	364,600,731	87,630,483	(20,203,006)	67,427,477	21,029	67,448,506
Total Return Bond	521,122,303	11,101,191	(3,341,252)	7,759,939	(218,535)	7,541,404
Intermediate-Term Bond	147,398,680	3,657,505	(3,804,379)	(146,874)	(510,432)	(657,306)
Mortgage Backed Securities	69,419,040	1,224,511	(306,507)	918,004	1,645	919,649

The TARGET Portfolio Trust	167

The differences between book basis and tax basis were primarily attributable to deferred losses on wash sales and other book to tax differences. The other cost basis adjustments were primarily attributable to appreciation (depreciation) on written options, futures, swaps, short sales, forward currency contracts and mark-to-market of receivables and payables.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the Portfolios are permitted to carryforward capital losses incurred in the year ended October 31, 2012 and October 31, 2013 (“post-enactment losses”) for an unlimited period. Post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to taxable years ending before October 31, 2012 (“pre-enactment losses”) may have an increased likelihood to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following Portfolios utilized capital loss carryforward to offset net taxable gains realized in the year ended October 31, 2013 of approximately:

Large Capitalization Growth	$20,877,000
Large Capitalization Value	13,191,000
Small Capitalization Growth	8,787,000
International Equity	12,049,000

No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

As of October 31, 2013, the pre and post-enactment losses were approximately:

Post-Enactment Losses:
Total Return Bond	$2,695,000
Mortgage Backed Securities	692,000
Pre-Enactment Losses:

	Expiring October 31,
	2014	2015	2016	2017	2018	2019	Total
Large Capitalization Value	$—	$—	$—	$47,132,000	$221,000	$—	$47,353,000
Small Capitalization Growth	—	—	—	16,815,000	—	—	16,815,000
International Equity	—	—	—	26,195,000	—	2,738,000	28,933,000
Mortgage Backed Securities	807,000	900,000	531,000	958,000	—	—	3,196,000

The Large Capitalization Growth and Small Capitalization Growth Portfolios elected to treat certain late-year ordinary income losses of approximately $600,000 and $501,000 as having been incurred in the following fiscal year (October 31, 2014).

Management has analyzed the Portfolios’ tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Portfolios’ financial statements for the current reporting period. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

168	The TARGET Portfolio Trust

Note 6. Capital

The Trust has authorized an unlimited number of shares of beneficial interest at $.001 par value per share. Transactions in shares of beneficial interest were as follows:

	Class Q		Class R		Class T
	Shares	Amount	Shares	Amount	Shares	Amount
Large Capitalization Growth
Year Ended October 31, 2013:
Sold	—	$—	2,704,253	$44,964,560	382,770	$6,469,263
Reinvested	—	—	18,401	274,592	35,371	534,428
Redeemed	—	—	(2,263,017)	(38,103,116)	(1,125,910)	(18,707,178)

Net Increase (Decrease)	—	$—	459,637	$7,136,036	(707,769)	$(11,703,487)

Year Ended October 31, 2012:
Sold	—	$—	2,675,452	$38,594,842	381,843	$5,525,796
Reinvested	—	—	—	—	22,196	292,761
Redeemed	—	—	(2,189,173)	(32,018,220)	(1,652,885)	(23,935,756)

Net Increase (Decrease)	—	$—	486,279	$6,576,622	(1,248,846)	$(18,117,199)

Large Capitalization Value
Year Ended October 31, 2013:
Sold	—	$—	3,508,690	$43,966,355	466,834	$5,844,844
Reinvested	—	—	182,029	2,007,775	135,889	1,500,210
Redeemed	—	—	(3,252,888)	(40,693,776)	(1,649,737)	(20,321,724)

Net Increase (Decrease)	—	$—	437,831	$5,280,354	(1,047,014)	$(12,976,670)

Year Ended October 31, 2012:
Sold	—	$—	3,531,512	$37,077,078	499,304	$5,200,746
Reinvested	—	—	180,008	1,713,677	172,499	1,643,918
Redeemed	—	—	(3,180,267)	(33,167,122)	(2,105,961)	(22,002,803)

Net Increase (Decrease)	—	$—	531,253	$5,623,633	(1,434,158)	$(15,158,139)

Small Capitalization Growth
Year Ended October 31, 2013:
Sold	—	$—	1,853,306	$25,101,360	390,056	$5,363,019
Reinvested	—	—	—	—	—	—
Redeemed	—	—	(1,683,289)	(23,198,872)	(730,252)	(10,090,991)

Net Increase (Decrease)	—	$—	170,017	$1,902,488	(340,196)	$(4,727,972)

Year Ended October 31, 2012:
Sold	—	$—	2,145,277	$24,346,971	118,408	$1,381,804
Reinvested	—	—	—	—	—	—
Redeemed	—	—	(1,487,832)	(17,143,493)	(900,516)	(10,526,666)

Net Increase (Decrease)	—	$—	657,445	$7,203,478	(782,108)	$(9,144,862)

The TARGET Portfolio Trust	169

	Class Q		Class R		Class T
	Shares	Amount	Shares	Amount	Shares	Amount
Small Capitalization Value
Year Ended October 31, 2013:
Sold	—	$—	1,560,059	$37,559,057	16,009,439	$383,451,472
Reinvested	—	—	152,585	3,180,695	1,961,190	41,058,043
Redeemed	—	—	(1,362,581)	(32,425,818)	(9,886,028)	(236,515,046)

Net Increase (Decrease)	—	$—	350,063	$8,313,934	8,084,601	$187,994,469

Year Ended October 31, 2012:
Sold	—	$—	1,472,289	$30,253,286	14,754,767	$308,028,367
Reinvested	—	—	144,011	2,764,999	1,799,403	34,674,504
Redeemed	—	—	(1,094,238)	(22,327,838)	(9,865,547)	(204,759,909)

Net Increase (Decrease)	—	$—	522,062	$10,690,447	6,688,623	$137,942,962

International Equity
Year Ended October 31, 2013:
Sold	1,344,682	$16,686,727	6,394,524	$79,080,586	540,350	$6,640,099
Reinvested	263,373	3,065,660	258,463	3,008,506	129,618	1,508,753
Redeemed	(1,308,008)	(16,441,113)	(4,031,434)	(50,251,263)	(1,447,300)	(17,646,081)

Net Increase (Decrease)	300,047	$3,311,274	2,621,553	$31,837,829	(777,332)	$(9,497,229)

Year Ended October 31, 2012:
Sold	1,461,319	$15,723,472	6,286,224	$67,415,282	471,658	$5,099,765
Reinvested	257,744	2,649,607	187,430	1,926,776	160,173	1,646,584
Redeemed	(927,356)	(10,043,345)	(3,236,126)	(35,320,778)	(1,628,359)	(17,639,822)

Net Increase (Decrease)	791,707	$8,329,734	3,237,528	$34,021,280	(996,528)	$(10,893,473)

Total Return Bond
Year Ended October 31, 2013:
Sold Reinvested Redeemed	—	$—	8,477,418	$93,840,129	4,437,394	$49,982,651
	—	—	572,923	6,420,983	879,544	9,928,680
	—	—	(4,674,691)	(51,655,857)	(10,705,223)	(118,442,308)

Net Increase (Decrease)	—	$—	4,375,650	$48,605,255	(5,388,285)	$(58,530,977)

Year Ended October 31, 2012:
Sold Reinvested Redeemed	—	$—	7,506,147	$84,111,907	6,238,035	$70,553,745
	—	—	283,381	3,179,749	585,596	6,624,096
	—	—	(3,718,301)	(41,754,260)	(6,894,779)	(77,924,589)

Net Increase (Decrease)	—	$—	4,071,227	$45,537,396	(71,148)	$(746,748)

Intermediate-Term Bond
Year Ended October 31, 2013:
Sold Reinvested Redeemed	—	$—	—	$—	2,423,486	$25,377,628
	—	—	—	—	530,434	5,608,463
	—	—	—	—	(5,738,289)	(60,255,240)

Net Increase (Decrease)	—	$—	—	$—	(2,784,369)	$(29,269,149)

Year Ended October 31, 2012:
Sold Reinvested Redeemed	—	$—	—	$—	2,304,922	$24,370,801
	—	—	—	—	752,883	7,862,089
	—	—	—	—	(4,835,106)	(51,158,727)

Net Increase (Decrease)	—	$—	—	$—	(1,777,301)	$(18,925,837)

170	The TARGET Portfolio Trust

	Class Q		Class R		Class T
	Shares	Amount	Shares	Amount	Shares	Amount
Mortgage Backed Securities
Year Ended October 31, 2013:
Sold Reinvested Redeemed	—	$—	—	$—	1,119,386	$11,870,969
	—	—	—	—	83,488	885,344
	—	—	—	—	(1,208,287)	(12,767,380)

Net Increase (Decrease)	—	$—	—	$—	(5,413)	$(11,067)

Year Ended October 31, 2012:
Sold Reinvested Redeemed	—	$—	—	$—	1,720,443	$18,518,112
	—	—	—	—	117,867	1,272,691
	—	—	—	—	(1,115,271)	(12,045,966)

Net Increase (Decrease)	—	$—	—	$—	723,039	$7,744,837

Note 7. Borrowings

The Trust, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period November 15, 2012 through November 4, 2013. The Funds pay an annualized commitment fee of .08% of the unused portion of the SCA. Prior to November 15, 2012, the Funds had another SCA with substantially similar terms. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

Subsequent to the fiscal year end, the SCA has been renewed effective November 5, 2013 at substantially similar terms through November 4, 2014.

The following Portfolios utilized the line of credit during the year ended October 31, 2013. The average balance outstanding is for the number of days that each Portfolio had an outstanding balance.

Portfolio	Average Advances Outstanding During the Period	Average Interest Rate	Number of Days Advances Outstanding During the Period	Outstanding Borrowings at October 31, 2013
Large Capitalization Growth	$1,618,000	1.45%	9	$—
Large Capitalization Value	661,250	1.45%	8	—
Small Capitalization Growth	875,167	1.45%	36	—
International Equity	840,091	1.44%	22	—

Note 8. New Accounting Pronouncement

In January 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” which replaced ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”. The updates create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Management is currently evaluating the application of ASU No. 2013-01 and its impact, if any, on the Fund’s financial statements.

The TARGET Portfolio Trust	171

Note 9. Dividends to Shareholders

Subsequent to the fiscal year end, in addition to the monthly dividends paid by the Total Return Bond Portfolio, Intermediate-Term Bond Portfolio, and Mortgage Backed Securities Portfolio, the Portfolios declared ordinary income dividends. The per share amounts declared were as follows:

Portfolio		Declaration Date	Paid to Shareholders of Record	Ex-Dividend Date	Ordinary Income	Short-Term Capital Gains	Long-Term Capital Gains
Large Capitalization Growth	Class R	12/13/2013	12/16/2013	12/17/2013	$—	$—	$0.98380
	Class T	12/13/2013	12/16/2013	12/17/2013	—	—	0.98380
Large Capitalization Value	Class R	11/22/2013	11/25/2013	11/26/2013	0.15900	—	—
	Class T	11/22/2013	11/25/2013	11/26/2013	0.22430	—	—
Small Capitalization Value	Class R	12/12/2013	12/13/2013	12/16/2013	0.15052	0.43730	1.47554
	Class T	12/12/2013	12/13/2013	12/16/2013	0.27635	0.43730	1.47554
International Equity	Class Q	12/10/2013	12/11/2013	12/12/2013	0.25980	—	—
	Class R	12/10/2013	12/11/2013	12/12/2013	0.18160	—	—
	Class T	12/10/2013	12/11/2013	12/12/2013	0.24550	—	—

172	The TARGET Portfolio Trust

Financial Highlights

	LARGE CAPITALIZATION GROWTH PORTFOLIO
	Class R
	Year Ended October 31,
	2013	2012(d)	2011(d)	2010(d)	2009

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$14.70	$13.56	$12.76	$10.85	$10.11
Income (loss) from investment operations
Net investment income (loss)	(.03)	(.01)	(.01)	(.01)	.05
Net realized and unrealized gain on investments	4.46	1.15	.81	1.96	.76
Total from investment operations	4.43	1.14	.80	1.95	.81
Less dividends from net investment income	(.03)	—	—	(.04)	(.07)
Net asset value, end of year	$19.10	$14.70	$13.56	$12.76	$10.85

TOTAL RETURN(a)	30.20%	8.41%	6.27%	17.99%	8.13%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$176,200	$128,828	$112,255	$99,676	$70,097
Average net assets (000)	$152,695	$121,998	$109,325	$84,636	$54,036
Ratios to average net assets(b)(c)
Expenses after waivers and/or expense reimbuserments	1.31%	1.32%	1.34%	1.33%	1.36%
Expenses before waivers and/or expense reimbuserments	1.56%	1.57%	1.59%	1.58%	1.61%
Net investment income (loss)	(.22)%	(.07)%	(.08)%	(.08)%	.28%
Portfolio turnover rate	92%	70%	97%	171%	243%
(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	The distributor of the Trust has contractually agreed to limit its distribution and service (12b-1) fees to .50% of the average daily net assets of the Class R shares.
(c)	Does not include expenses of the underlying fund in which the Portfolio invests.
(d)	Calculated based upon average shares outstanding during the year.

See Notes to Financial Statements.

The TARGET Portfolio Trust	173

Financial Highlights (continued)

	LARGE CAPITALIZATION GROWTH PORTFOLIO
	Class T
	Year Ended October 31,
	2013	2012(b)	2011(b)	2010(b)	2009

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$14.87	$13.70	$12.86	$10.93	$10.19
Income (loss) from investment operations
Net investment income	.09	.06	.06	.05	.10
Net realized and unrealized gain on investments	4.47	1.16	.82	1.97	.76
Total from investment operations	4.56	1.22	.88	2.02	.86
Less dividends from net investment income	(.10)	(.05)	(.04)	(.09)	(.12)
Net asset value, end of year	$19.33	$14.87	$13.70	$12.86	$10.93

TOTAL RETURN(a)	30.89%	8.92%	6.83%	18.55%	8.64%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$92,189	$81,456	$92,149	$110,550	$124,122
Average net assets (000)	$85,289	$87,434	$102,690	$116,806	$123,629
Ratios to average net assets(c)
Expenses after waivers and/or expense reimbuserments	.81%	.82%	.84%	.83%	.86%
Expenses before waivers and/or expense reimbuserments	.81%	.82%	.84%	.83%	.86%
Net investment income	.32%	.44%	.44%	.45%	.84%
Portfolio turnover rate	92%	70%	97%	171%	243%
(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculated based upon average shares outstanding during the year.
(c)	Does not include expenses of the underlying fund in which the Portfolio invests.

See Notes to Financial Statements.

174	The TARGET Portfolio Trust

Financial Highlights (continued)

	LARGE CAPITALIZATION VALUE PORTFOLIO
	Class R
	Year Ended October 31,
	2013(b)	2012(b)	2011(b)	2010(b)	2009(b)

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$11.06	$9.92	$9.73	$8.79	$8.78
Income (loss) from investment operations
Net investment income	.16	.16	.13	.11	.15
Net realized and unrealized gain on investments	3.10	1.13	.18	.98	.13
Total from investment operations	3.26	1.29	.31	1.09	.28
Less dividends from net investment income	(.17)	(.15)	(.12)	(.15)	(.27)
Net asset value, end of year	$14.15	$11.06	$9.92	$9.73	$8.79

TOTAL RETURN(a)	29.86%	13.23%	3.19%	12.45%	3.59%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$175,554	$132,434	$113,434	$97,308	$70,291
Average net assets (000)	$153,243	$121,917	$108,407	$84,613	$53,491
Ratios to average net assets(c)(d)
Expenses after waivers and/or expense reimbuserments	1.30%	1.31%	1.33%	1.31%	1.33%
Expenses before waivers and/or expense reimbuserments	1.55%	1.56%	1.58%	1.56%	1.58%
Net investment income	1.25%	1.53%	1.30%	1.21%	1.96%
Portfolio turnover rate	37%	75%	43%	32%	104%
(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculated based upon average shares outstanding during the year.
(c)	Does not include expenses of the underlying fund in which the Portfolio invests.
(d)	The distributor of the Trust has contractually agreed to limit its distribution and service (12b-1) fees to .50% of the average daily net assets of the Class R shares.

See Notes to Financial Statements.

The TARGET Portfolio Trust	175

Financial Highlights (continued)

	LARGE CAPITALIZATION VALUE PORTFOLIO
	Class T
	Year Ended October 31,
	2013(b)	2012(b)	2011(b)	2010(b)	2009(b)

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$11.12	$9.97	$9.78	$8.83	$8.82
Income (loss) from investment operations
Net investment income	.22	.21	.18	.16	.20
Net realized and unrealized gain on investments	3.11	1.14	.18	.98	.12
Total from investment operations	3.33	1.35	.36	1.14	.32
Less dividends from net investment income	(.22)	(.20)	(.17)	(.19)	(.31)
Net asset value, end of year	$14.23	$11.12	$9.97	$9.78	$8.83

TOTAL RETURN(a)	30.48%	13.86%	3.62%	13.00%	4.15%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$89,086	$81,281	$87,171	$109,097	$128,187
Average net assets (000)	$84,172	$84,322	$99,621	$119,520	$129,379
Ratios to average net assets(c)
Expenses after waivers and/or expense reimbuserments	.80%	.81%	.83%	.81%	.83%
Expenses before waivers and/or expense reimbuserments	.80%	.81%	.83%	.81%	.83%
Net investment income	1.77%	2.03%	1.80%	1.74%	2.64%
Portfolio turnover rate	37%	75%	43%	32%	104%
(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculated based upon average shares outstanding during the year.
(c)	Does not include expenses of the underlying fund in which the Portfolio invests.

See Notes to Financial Statements.

176	The TARGET Portfolio Trust

Financial Highlights (continued)

	SMALL CAPITALIZATION GROWTH PORTFOLIO
	Class R
	Year Ended October 31,
	2013	2012	2011	2010	2009

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$11.56	$10.97	$9.66	$7.71	$7.17
Income (loss) from investment operations
Net investment loss	(.04)	(.09)	(.07)	(.05)	(.04)
Net realized and unrealized gain on investments	3.90	.68	1.38	2.00	.58
Total from investment operations	3.86	.59	1.31	1.95	.54
Capital contributions(e)	—	—	—	— (d)	—
Net asset value, end of year	$15.42	$11.56	$10.97	$9.66	$7.71

TOTAL RETURN(a)	33.39%	5.38%	13.56%	25.29%	7.53%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$86,336	$62,731	$52,325	$41,025	$28,129
Average net assets (000)	$75,602	$57,399	$47,547	$35,238	$22,037
Ratios to average net assets(b)(c)
Expenses after waivers and/or expense reimbuserments	1.38%	1.42%	1.44%	1.46%	1.52%
Expenses before waivers and/or expense reimbuserments	1.63%	1.67%	1.69%	1.71%	1.77%
Net investment loss	(.35)%	(.93)%	(.80)%	(.72)%	(.77)%
Portfolio turnover rate	50%	71%	92%	64%	92%
(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Does not include expenses of the underlying fund in which the Portfolio invests.
(c)	The distributor of the Trust has contractually agreed to limit its distribution and service (12b-1) fees to .50% of the average daily net assets of the Class R shares.
(d)	Less than $0.005 per share.
(e)	The Portfolio received payments related to an unaffiliated-third party’s settlement of regulatory proceedings involving allegations of improper trading in Portfolio shares during the fiscal year ended October 31, 2010. The Portfolio was not involved in the proceedings or in the calculation of the amount of the settlement.

See Notes to Financial Statements.

The TARGET Portfolio Trust	177

Financial Highlights (continued)

	SMALL CAPITALIZATION GROWTH PORTFOLIO
	Class T
	Year Ended October 31,
	2013	2012	2011	2010	2009

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$11.90	$11.24	$9.84	$7.82	$7.25
Income (loss) from investment operations
Net investment income (loss)	.03	(.04)	(.02)	(.01)	(.02)
Net realized and unrealized gain on investments	4.03	.70	1.42	2.03	.60
Total from investment operations	4.06	.66	1.40	2.02	.58
Less dividends from net investment income	—	—	—	—	(.01)
Capital contributions(d)	—	—	—	— (c)	—
Net asset value, end of year	$15.96	$11.90	$11.24	$9.84	$7.82

TOTAL RETURN(a)	34.12%	5.87%	14.23%	25.83%	8.06%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$44,341	$37,110	$43,838	$51,777	$52,671
Average net assets (000)	$41,144	$40,486	$50,339	$53,128	$51,109
Ratios to average net assets(b)
Expenses after waivers and/or expense reimbuserments	.88%	.92%	.94%	.96%	1.02%
Expenses before waivers and/or expense reimbuserments	.88%	.92%	.94%	.96%	1.02%
Net investment income (loss)	.17%	(.44)%	(.29)%	(.18)%	(.26)%
Portfolio turnover rate	50%	71%	92%	64%	92%
(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Does not include expenses of the underlying fund in which the Portfolio invests.
(c)	Less than $0.005 per share.
(d)	The Portfolio received payments related to an unaffiliated-third party’s settlement of regulatory proceedings involving allegations of improper trading in Portfolio shares during the fiscal year ended October 31, 2010. The Portfolio was not involved in the proceedings or in the calculation of the amount of the settlement.

See Notes to Financial Statements.

178	The TARGET Portfolio Trust

Financial Highlights (continued)

	SMALL CAPITALIZATION VALUE PORTFOLIO
	Class R
	Year Ended October 31,
	2013(b)	2012(b)	2011(b)	2010(b)	2009(b)

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$21.21	$20.17	$18.80	$15.41	$14.10
Income (loss) from investment operations
Net investment income	.20	.19	.11	.10	.13
Net realized and unrealized gain on investments	6.87	1.65	1.35	3.41	1.42
Total from investment operations	7.07	1.84	1.46	3.51	1.55
Less dividends and distributions
Dividends from net investment income	(.19)	(.14)	(.09)	(.12)	(.16)
Distributions from net realized gains	(.61)	(.66)	—	—	(.08)
Total dividends and distributions	(.80)	(.80)	(.09)	(.12)	(.24)
Net asset value, end of year	$27.48	$21.21	$20.17	$18.80	$15.41

TOTAL RETURN(a)	34.55%	9.51%	7.75%	22.93%	11.37%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$119,047	$84,483	$69,790	$52,587	$33,574
Average net assets (000)	$99,668	$76,205	$63,352	$43,680	$26,425
Ratios to average net assets (c)(d)
Expenses after waivers and/or expense reimbuserments	1.17%	1.18%	1.21%	1.26%	1.30%
Expenses before waivers and/or expense reimbuserments	1.42%	1.43%	1.46%	1.51%	1.55%
Net investment income	.83%	.92%	.55%	.57%	.96%
Portfolio turnover rate	40%	37%	44%	33%	48%
(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculated based upon average shares outstanding during the year.
(c)	Does not include expenses of the underlying fund in which the Portfolio invests.
(d)	The distributor of the Trust has contractually agreed to limit its distribution and service (12b-1) fees to .50% of the average daily net assets of the Class R shares.

See Notes to Financial Statements.

The TARGET Portfolio Trust	179

Financial Highlights (continued)

	SMALL CAPITALIZATION VALUE PORTFOLIO
	Class T
	Year Ended October 31,
	2013(b)	2012(b)	2011(b)	2010(b)	2009(b)

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$21.39	$20.33	$18.95	$15.51	$14.21
Income (loss) from investment operations
Net investment income	.32	.29	.22	.19	.20
Net realized and unrealized gain on investments	6.91	1.67	1.34	3.45	1.41
Total from investment operations	7.23	1.96	1.56	3.64	1.61
Less dividends and distributions
Dividends from net investment income	(.30)	(.24)	(.18)	(.20)	(.23)
Distributions from net realized gains	(.61)	(.66)	—	—	(.08)
Total dividends and distributions	(.91)	(.90)	(.18)	(.20)	(.31)
Net asset value, end of year	$27.71	$21.39	$20.33	$18.95	$15.51

TOTAL RETURN(a)	35.16%	10.11%	8.22%	23.64%	11.82%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$1,622,779	$1,079,475	$890,245	$800,761	$538,202
Average net assets (000)	$1,342,995	$1,000,086	$872,587	$674,452	$439,058
Ratios to average net assets(c)
Expenses after waivers and/or expense reimbuserments	.67%	.68%	.71%	.76%	.80%
Expenses before waivers and/or expense reimbuserments	.67%	.68%	.71%	.76%	.80%
Net investment income	1.32%	1.42%	1.06%	1.07%	1.46%
Portfolio turnover rate	40%	37%	44%	33%	48%
(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculated based upon average shares outstanding during the year.
(c)	Does not include expenses of the underlying fund in which the Portfolio invests.

See Notes to Financial Statements.

180	The TARGET Portfolio Trust

Financial Highlights (continued)

	INTERNATIONAL EQUITY PORTFOLIO
	Class Q
	Year Ended October 31,		March 1, 2011(b), through October 31, 2011(e)
	2013(e)	2012(e)

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$11.42	$11.10	$12.56
Income (loss) from investment operations
Net investment income	.27	.27	.26
Net realized and unrealized gain (loss) on investments	2.37	.32	(1.72)
Total from investment operations	2.64	.59	(1.46)
Less dividends from net investment income	(.29)	(.27)	—
Net asset value, end of period	$13.77	$11.42	$11.10

TOTAL RETURN(a)	23.57%	5.60%	(11.62)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$149,490	$120,574	$108,378
Average net assets (000)	$135,226	$110,908	$94,827
Ratios to average net assets(f)
Expenses after waivers and/or expense reimbuserments	.82%	.84%	.87	%(c)
Expenses before waivers and/or expense reimbuserments	.82%	.84%	.87	%(c)
Net investment income	2.15%	2.51%	3.21	%(c)
Portfolio turnover rate	26%	16%	19	%(d)
(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Commencement of offering.
(c)	Annualized.
(d)	Not Annualized.
(e)	Calculated based upon average shares outstanding during the period.
(f)	Does not include expenses of the underlying fund in which the Portfolio invests.

See Notes to Financial Statements.

The TARGET Portfolio Trust	181

Financial Highlights (continued)

	INTERNATIONAL EQUITY PORTFOLIO
	Class R
	Year Ended October 31,
	2013(b)	2012(b)	2011(b)	2010(b)	2009(b)

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$11.36	$11.02	$11.84	$10.78	$8.99
Income (loss) from investment operations
Net investment income	.19	.21	.22	.14	.13
Net realized and unrealized gain (loss) on investments	2.36	.32	(.90)	1.00	2.08
Total from investment operations	2.55	.53	(.68)	1.14	2.21
Less dividends from net investment income	(.22)	(.19)	(.14)	(.11)	(.42)
Capital contributions	—	—	—	.03	—
Net asset value, end of year	$13.69	$11.36	$11.02	$11.84	$10.78

TOTAL RETURN(a)	22.83%	5.01%	(5.84)%	10.93%	26.13%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$215,215	$148,857	$108,715	$79,234	$57,184
Average net assets (000)	$179,681	$125,953	$93,879	$68,032	$43,233
Ratios to average net assets (c)(d)
Expenses after waivers and/or expense reimbuserments	1.44%	1.45%	1.48%	1.54%	1.51%
Expenses before waivers and/or expense reimbuserments	1.69%	1.70%	1.73%	1.79%	1.76%
Net investment income	1.53%	1.91%	1.87%	1.29%	1.46%
Portfolio turnover rate	26%	16%	19%	41%	38%
(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculated based upon average shares outstanding during the year.
(c)	Does not include expenses of the underlying fund in which the Portfolio invests.
(d)	The distributor of the Trust has contractually agreed to limit its distribution and service (12b-1) fees to .50% of the average daily net assets of the Class R shares.

See Notes to Financial Statements.

182	The TARGET Portfolio Trust

Financial Highlights (continued)

	INTERNATIONAL EQUITY PORTFOLIO
	Class T
	Year Ended October 31,
	2013(b)	2012(b)	2011(b)	2010(b)	2009(b)

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$11.41	$11.08	$11.90	$10.83	$9.03
Income (loss) from investment operations
Net investment income	.25	.26	.30	.19	.17
Net realized and unrealized gain (loss) on investments	2.37	.32	(.93)	1.01	2.10
Total from investment operations	2.62	.58	(.63)	1.20	2.27
Less dividends from net investment income	(.28)	(.25)	(.19)	(.16)	(.47)
Capital contributions	—	—	—	.03	—
Net asset value, end of year	$13.75	$11.41	$11.08	$11.90	$10.83

TOTAL RETURN(a)	23.39%	5.52%	(5.36)%	11.45%	26.84%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$68,194	$65,450	$74,592	$98,978	$119,006
Average net assets (000)	$65,268	$67,572	$112,082	$106,108	$110,053
Ratios to average net assets(c)
Expenses after waivers and/or expense reimbuserments	.94%	.95%	.98%	1.04%	1.01%
Expenses before waivers and/or expense reimbuserments	.94%	.95%	.98%	1.04%	1.01%
Net investment income	2.02%	2.39%	2.47%	1.75%	1.94%
Portfolio turnover rate	26%	16%	19%	41%	38%
(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculated based upon average shares outstanding during the year.
(c)	Does not include expenses of the underlying fund in which the Portfolio invests.

See Notes to Financial Statements.

The TARGET Portfolio Trust	183

Financial Highlights (continued)

	INTERMEDIATE-TERM BOND PORTFOLIO
	Class T
	Year Ended October 31,
	2013	2012	2011	2010		2009

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$10.85	$10.50	$10.96	$10.85		$10.27
Income (loss) from investment operations
Net investment income	.25	.27	.27	.27		.36
Net realized and unrealized gain (loss) on investments	(.40)	.56	— (b)	.66		1.27
Total from investment operations	(.15)	.83	.27	.93		1.63
Less dividends and distributions
Dividends from net investment income	(.22)	(.42)	(.36)	(.28)		(.42)
Distributions from net realized gains	(.18)	(.06)	(.37)	(.54)		(.63)
Total dividends and distributions	(.40)	(.48)	(.73)	(.82)		(1.05)
Capital contributions(e)	—	—	—	—	(b)	—
Net asset value, end of year	$10.30	$10.85	$10.50	$10.96		$10.85

TOTAL RETURN(a)	(1.41)%	8.13%	2.70%	9.07%		17.01%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$131,981	$169,193	$182,371	$248,817		$245,517
Average net assets (000)	$149,452	$177,149	$210,348	$247,716		$218,911
Ratios to average net assets(c)
Expenses after waivers and/or expense reimbursements	.71%	.66%	.66%	.66	%(d)	.74	%(d)
Expenses before waivers and/or expense reimbursements	.71%	.66%	.66%	.66	%(d)	.74	%(d)
Net investment income	2.33%	2.50%	2.61%	2.53%		3.47%
Portfolio turnover rate	193%	175%	392%	938%		527%
(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Less than $0.005 per share.
(c)	Does not include expenses of the underlying fund in which the Portfolio invests.
(d)	The annualized expense ratio without interest expense would have been .64% and .69%, respectively, for the years ended October 31, 2010 and 2009.
(e)	The Portfolio received payments related to an unaffiliated-third party’s settlement of regulatory proceedings involving allegations of improper trading in Portfolio shares during the fiscal year ended October 31, 2010. The Portfolio was not involved in the proceedings or in the calculation of the amount of the settlement.

See Notes to Financial Statements.

184	The TARGET Portfolio Trust

Financial Highlights (continued)

	TOTAL RETURN BOND PORTFOLIO
	Class R
	Year Ended October 31,
	2013	2012	2011	2010	2009

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$11.51	$10.94	$11.34	$10.93	$9.86
Income (loss) from investment operations
Net investment income	.12	.21	.26	.30	.42
Net realized and unrealized gain (loss) on investments	(.33)	.59	(.03)	.68	1.82
Total from investment operations	(.21)	.80	.23	.98	2.24
Less dividends and distributions
Dividends from net investment income	(.17)	(.23)	(.27)	(.30)	(.62)
Distributions from net realized gains	(.21)	—	(.36)	(.27)	(.55)
Total dividends and distributions	(.38)	(.23)	(.63)	(.57)	(1.17)
Capital contributions(g)	—	—	—	— (f)	—
Net asset value, end of year	$10.92	$11.51	$10.94	$11.34	$10.93

TOTAL RETURN(a)	(1.86)%	7.42%	2.24%	9.33%	24.57%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$219,719	$181,334	$127,837	$102,992	$71,457
Average net assets (000)	$198,973	$154,728	$117,927	$86,806	$56,103
Ratios to average net assets (b)(c)
Expenses after waivers and/or expense reimbuserments	1.14%	1.13%	1.15%	1.17%	1.32	%(d)
Expenses before waivers and/or expense reimbuserments	1.39%	1.38%	1.40%	1.42%	1.57	%(e)
Net investment income	1.09%	1.92%	2.50%	2.79%	4.20%
Portfolio turnover rate	500%	308%	243%	369%	657%
(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	The distributor of the Trust has contractually agreed to limit its distribution and service (12b-1) fees to .50% of the average daily net assets of the Class R shares.
(c)	Does not include expenses of the underlying fund in which the Portfolio invests.
(d)	The annualized expense ratio without interest expense would have been 1.30% for the year ended October 31, 2009.
(e)	The annualized expense ratio without interest expense would have been 1.55% for the year ended October 31, 2009.
(f)	Less than $0.005 per share.
(g)	The Portfolio received payments related to an unaffiliated-third party’s settlement of regulatory proceeding involving allegations of improper trading in Portfolio shares during the fiscal year ended October 31, 2010. The Portfolio was not involved in the proceedings or in the calculation of the amount of the settlement.

See Notes to Financial Statements.

The TARGET Portfolio Trust	185

Financial Highlights (continued)

	TOTAL RETURN BOND PORTFOLIO
	Class T
	Year Ended October 31,
	2013	2012	2011	2010	2009

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$11.60	$11.02	$11.42	$11.01	$9.93
Income (loss) from investment operations
Net investment income	.18	.28	.33	.36	.47
Net realized and unrealized gain (loss) on investments	(.35)	.59	(.04)	.68	1.84
Total from investment operations	(.17)	.87	.29	1.04	2.31
Less dividends and distributions
Dividends from net investment income	(.22)	(.29)	(.33)	(.36)	(.68)
Distributions from net realized gains	(.21)	—	(.36)	(.27)	(.55)
Total dividends and distributions	(.43)	(.29)	(.69)	(.63)	(1.23)
Capital contributions(e)	—	—	—	— (d)	—
Net asset value, end of year	$11.00	$11.60	$11.02	$11.42	$11.01

TOTAL RETURN(a)	(1.43)%	8.01%	2.76%	9.82%	25.15%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$193,978	$267,095	$254,598	$266,960	$217,784
Average net assets (000)	$246,978	$260,059	$249,230	$242,590	$198,247
Ratios to average net assets(b)
Expenses after waivers and/or expense reimbuserments	.64%	.63%	.65%	.67%	.82	%(c)
Expenses before waivers and/or expense reimbuserments	.64%	.63%	.65%	.67%	.82	%(c)
Net investment income	1.59%	2.46%	2.99%	3.28%	4.71%
Portfolio turnover rate	500%	308%	243%	369%	657%
(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Does not include expenses of the underlying fund in which the Portfolio invests.
(c)	The annualized expense ratio without interest expense would have been .80% for the year ended October 31, 2009.
(d)	Less than $0.005 per share.
(e)	The Portfolio received payments related to an unaffiliated-third party’s settlement of regulatory proceeding involving allegations of improper trading in Portfolio shares during the fiscal year ended October 31, 2010. The Portfolio was not involved in the proceedings or in the calculation of the amount of the settlement.

See Notes to Financial Statements.

186	The TARGET Portfolio Trust

Financial Highlights (continued)

	MORTGAGE BACKED SECURITIES PORTFOLIO
	Class T
	Year Ended October 31,
	2013	2012	2011	2010		2009

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$10.83	$10.68	$10.60	$9.96		$9.26
Income (loss) from investment operations
Net investment income	.15	.29	.49	.54		.70
Net realized and unrealized gain (loss) on investments	(.26)	.20	.05	.64		.74
Total from investment operations	(.11)	.49	.54	1.18		1.44
Less dividends from net investment income	(.22)	(.34)	(.46)	(.54)		(.74)
Net asset value, end of year	$10.50	$10.83	$10.68	$10.60		$9.96

TOTAL RETURN(a)	(.97)%	4.64%	5.26%	12.13%		16.20%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)	$42,218	$43,605	$35,281	$36,157		$41,112
Average net assets (000)	$43,290	$42,171	$34,208	$38,594		$44,081
Ratios to average net assets(c)
Expenses after waivers and/or expense reimbursements	.93%	.93%	1.03%	.88	%(b)	1.07	%(b)
Expenses before waivers and/or expense reimbursements	.93%	.93%	1.03%	.88	%(b)	1.07	%(b)
Net investment income	1.39%	2.70%	4.65%	5.23%		7.35%
Portfolio turnover rate(d)	990%	847%	670%	646%		425%
(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	The annualized expense ratio without interest expense would have been .87% and .79%, respectively, for the years ended October 31, 2010 and 2009.
(c)	Does not include expenses of the underlying fund in which the Portfolio invests.
(d)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

See Notes to Financial Statements.

The TARGET Portfolio Trust	187

Report of Independent Registered Public Accounting Firm

The Board of Trustee and Shareholders

The Target Portfolio Trust:

We have audited the accompanying statements of assets and liabilities of The Target Portfolio Trust (comprised of Large Capitalization Growth Portfolio, Large Capitalization Value Portfolio, Small Capitalization Growth Portfolio, Small Capitalization Value Portfolio, International Equity Portfolio, Total Return Bond Portfolio, Intermediate-Term Bond Portfolio and Mortgage Backed Securities Portfolio, hereafter referred to as the “Funds”), including the portfolios of investments, as of October 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2013, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 23, 2013

188	The TARGET Portfolio Trust

Federal Tax Information (Unaudited)

We are required by the Internal Revenue Code of 1986, as amended (“the Code”), to advise you as to the federal income tax status of distributions paid during such fiscal year. We are advising you that during its year ended October 31, 2013, The Target Portfolio Trust reported the maximum amount allowable per share, but not less than the following amounts as capital gain distributions per share in accordance with Section 852(b)(3)(C) of the Internal Revenue Code for Class R and T shares as follows:

		Capital Gains Distributions
Small Capitalization Value	Class R	$0.61
	Class T	0.61

For the fiscal year ended October 31, 2013 the Portfolios report the maximum amount allowable but not less than the following percentages of their ordinary income dividends paid during the fiscal year as 1) qualified dividend income in accordance with Section 854 of the Internal Revenue Code (“QDI”), 2) eligible for corporate dividend received deduction in accordance with Section 854 of the Internal Revenue Code ("DRD") and 3) interest related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code (“IR”):

	QDI	DRD	IR
Large Capitalization Growth	100.00%	100.00%	0.00%
Large Capitalization Value	100.00%	100.00%	0.00%
Small Capitalization Value	78.09%	77.73%	0.00%
International Equity	100.00%	0.00%	0.00%
Total Return Bond	0.00%	0.00%	29.33%
Intermediate-Term Bond	0.00%	0.00%	40.78%
Mortgage Backed Securities	0.00%	0.00%	75.78%

For the fiscal year ended October 31, 2013, International Equity Portfolio has made an election to pass-through the maximum amount of the portion of the ordinary income dividends paid derived from foreign source income as well as any foreign taxes paid by the Portfolio in accordance with Section 853 of the Internal Revenue Code of the following amounts: $706,525 foreign tax credit from foreign source income of $12,061,932.

Many states do not tax the portion of mutual fund dividends attributed to interest from U.S. Government obligations. Listed below is the percentage of interest earned by the following Portfolios from U.S. Government obligations for the fiscal year ended October 31, 2013. We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the mutual fund meets certain requirements mandated by the respective state’s taxing authorities.

The TARGET Portfolio Trust	189

Federal Tax Information (Unaudited) (continued)

Portfolio***	Percentage of interest from U.S. Government Obligations
Total Return Bond	27.72
Intermediate-Term Bond	13.99

***	Due to certain minimum portfolio holding requirements in California, Connecticut and New York, residents of those states will not be able to exclude 2013 interest income from state and local taxes.

Please consult your tax adviser or state/local authorities to properly report this information on your tax return. If you have any questions concerning the amounts listed above, please call your financial adviser.

In January 2014, you will be advised on IRS Form 1099-DIV or Substitute Form 1099-DIV as to the federal tax status of the distributions received by you in calendar year 2013.

190	The TARGET Portfolio Trust

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Portfolios is set forth below. Board Members who are not deemed to be “interested persons” of the Portfolios, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Portfolios are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Portfolios and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Portfolios.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Ellen S. Alberding (55) Board Member Portfolios Overseen: 64	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (61) Board Member Portfolios Overseen: 64	Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (61) Board Member Portfolios Overseen: 64	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

The TARGET Portfolio Trust

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Keith F. Hartstein (57) Board Member Portfolios Overseen: 64	Formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (68) Board Member Portfolios Overseen: 64	Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Douglas H. McCorkindale (74) Board Member Portfolios Overseen: 64	Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (71) Board Member Portfolios Overseen: 64	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
James E. Quinn (61) Board Member Portfolios Overseen: 64	Formerly President (2003-2012) and Director (2003-2008), and Vice Chairman and Director (1998-2003), Tiffany & Company (jewelry retailing); Director, Mutual of America Capital Management Corporation (asset management) (since 1996); Director, Hofstra University (since 2008); Vice Chairman, Museum of the City of New York (since 1984).	Director of Deckers Outdoor Corporation (footwear manufacturer) (since 2011).
Richard A. Redeker (70) Board Member & Independent Chair Portfolios Overseen: 64	Retired Mutual Fund Senior Executive (44 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.

The TARGET Portfolio Trust

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Robin B. Smith (74) Board Member Portfolios Overseen: 64	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (70) Board Member Portfolios Overseen: 64	Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (51) Board Member & President Portfolios Overseen: 59	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005 - December 2011).	None.
Scott E. Benjamin (40) Board Member & Vice President Portfolios Overseen: 64	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

The TARGET Portfolio Trust

(1)	The year that each individual joined the Board of the Target Portfolio Trust is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Douglas H. McCorkindale, 1996; Stephen P. Munn, 2008; James E. Quinn, 2013; Richard A. Redeker, 2003; Robin B. Smith, 2003; Stephen G. Stoneburn, 1999; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (58) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Deborah A. Docs (55) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (55) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005
Claudia DiGiacomo (39) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (51) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006

The TARGET Portfolio Trust

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Amanda S. Ryan (35) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012
Bruce Karpati (43) Chief Compliance Officer	Chief Compliance Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, the Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (May 2013 - Present); formerly National Chief (May 2012 - May 2013) and Co-Chief (January 2010 - May 2012) of the Asset Management Unit, Division of Enforcement, of the U.S. Securities and Exchange Commission; Assistant Regional Director (January 2005 - January 2010) of the U.S. Securities and Exchange Commission.	Since 2013
Theresa C. Thompson (51) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Richard W. Kinville (45) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
Grace C. Torres (54) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of Prudential Investments LLC; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.	Since 1998
M. Sadiq Peshimam (49) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.	Since 2006
Peter Parrella (55) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

The TARGET Portfolio Trust

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

•	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

The TARGET Portfolio Trust

Approval of Advisory Agreements

The Trust’s Board of Trustees

The Board of Trustees (the “Board”) of The Target Portfolio Trust (the “Trust”)1 consists of ten individuals, eight of whom are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”).2 The Board is responsible for the oversight of the Trust and each of its Portfolios and their operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Target Investment Committee. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Trust’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Trust’s management agreement with Prudential Investments LLC (“PI”) and each Portfolio’s subadvisory agreement. In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 4-6, 2013 and approved the renewal of the agreements through July 31, 2014, after concluding that the renewal of the agreements was in the best interest of each of the Trust’s Portfolios and their shareholders.

In advance of the meetings, the Trustees requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered comparative fee information from PI and the Trust’s subadvisers. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Trustees, including the Independent Trustees advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided by PI and each subadviser, the performance of each Portfolio of the Trust, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with each Portfolio and its shareholders. In their deliberations, the Trustees did

[1]

The Trust is comprised of the following series (each, a “Portfolio” and collectively, the “Portfolios”): Target Large Capitalization Value Portfolio, Target Large Capitalization Growth Portfolio, Target Small Capitalization Value Portfolio, Target Small Capitalization Growth Portfolio, Target International Equity Portfolio, Target Intermediate-Term Bond Portfolio, Target Mortgage-Backed Securities Portfolio and Target Total Return Bond Portfolio.

[2]	Ms. Alberding and Messrs. Hartstein and Quinn were elected to the Board as of September 1, 2013.

The TARGET Portfolio Trust

Approval of Advisory Agreements (continued)

not identify any single factor which alone was responsible for the Board’s decision to approve the agreements. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 4-6, 2013.

The Trustees determined that the overall arrangements between the Trust and PI, which serves as the Trust’s investment manager pursuant to a management agreement, and between PI and each subadviser,3 each of which serve pursuant to the terms of subadvisory agreements with PI, are in the best interests of the Trust, each Portfolio and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ determinations to approve the renewal of the agreements are discussed separately below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Trust by PI and each subadviser. The Board considered the services provided by PI, including but not limited to the oversight of the subadvisers, as well as the provision of fund recordkeeping and compliance services to the Trust. With respect to PI’s oversight of the subadvisers, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), a business unit of PI, is responsible for screening and recommending new subadvisers when appropriate, as well as monitoring and reporting to the Board on the performance and operations of the subadvisers. The Board also considered that PI pays the salaries of all of the officers and non-independent Trustees of the Trust. The Board also considered the investment subadvisory services provided by each subadviser, as well as compliance with the Trust’s investment restrictions, policies and procedures. The Board

[3]	The respective subadvisers for each Portfolio as of the June 4-6, 2013 Board meetings were as follows:
•	Target Large Capitalization Value Portfolio (Hotchkis and Wiley Capital Management, LLC, Epoch Investment Partners, Inc. and NFJ Investment Group LLC);
•	Target Large Capitalization Growth Portfolio (Massachusetts Financial Services Company and Brown Advisory LLC);
•	Target Small Capitalization Value Portfolio (EARNEST Partners LLC, J.P. Morgan Investment Management, Inc., Lee Munder Capital Group, LLC, NFJ Investment Group L.P. and Vaughan Nelson Investment Management LP);
•	Target Small Capitalization Growth Portfolio (Eagle Asset Management and Emerald Mutual Fund Advisers Trust)
•	Target International Equity Portfolio (LSV Asset Management and Thornburg Investment Management, Inc.)
•	Target Intermediate-Term Bond Portfolio (Pacific Investment Management Company LLC),
•	Target Mortgage-Backed Securities Portfolio (Wellington Management Company LLC);
•	Target Total Return Bond Portfolio (Pacific Investment Management Company LLC).

The TARGET Portfolio Trust

considered PI’s evaluation of the subadvisers as well as PI’s recommendation, based on its review of the subadvisers, to renew the subadvisory agreements or to replace certain subadvisers, as applicable.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Trust and each subadviser, and also considered the qualifications, backgrounds and responsibilities of the subadvisers’ portfolio managers who are responsible for the day-to-day management of each Portfolio. The Board was provided with information pertaining to PI’s and each subadviser’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and each subadviser. The Board also noted that it received favorable compliance reports from the Trust’s Chief Compliance Officer (“CCO”) as to both PI and each subadviser.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Portfolios by each subadviser, and that there was a reasonable basis on which to conclude that the Trust and its Portfolios benefit from the services provided by PI and each subadviser under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI in serving as the Trust’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PI to certain of the Portfolios during the year ended December 31, 2012 exceeded the benefits gained by PI, resulting in an operating loss to PI. Taking these factors into account, the Board concluded that the profitability of PI in relation to the services rendered was not unreasonable.

The Board separately considered the profitability, to the extent available, of the Trust’s subadvisers. However, the Board noted that none of the Trust’s subadvisers was affiliated with PI, and concluded that the level of profitability of a subadviser not affiliated with PI may not be as significant as PI’s profitability given the arm’s length

The TARGET Portfolio Trust

Approval of Advisory Agreements (continued)

nature of the process by which the subadvisory fee rates were negotiated by PI and the unaffiliated subadvisers, as well as the fact that PI compensates the subadvisers out of its management fee.

Economies of Scale

The Board noted that the advisory fee schedule for the Portfolios of the Trust does not contain breakpoints that would reduce the fee rate on assets above specified levels. The Board received and discussed information concerning whether PI realizes economies of scale as each Portfolio’s assets grow beyond current levels. However, because of the nature of PI’s business, the Board could not reach definitive conclusions as to whether PI might realize economies of scale on a particular Portfolio or how great they may be. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services. In light of each Portfolio’s current size and fee rate, the Board concluded that the absence of breakpoints in each Portfolio’s fee schedule is acceptable at this time.

Other Benefits to PI and the Subadvisers

The Board considered potential ancillary benefits that might be received by PI, the subadvisers, and their affiliates as a result of their relationship with the Trust and its Portfolios. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Portfolios’ securities lending agent, transfer agency fees received by the Trust’s transfer agent (which is affiliated with PI), as well as benefits to its reputation or other intangible benefits resulting from PI’s association with the Portfolios. The Board concluded that the potential benefits to be derived by the subadvisers included the ability to use soft dollar credits, brokerage commissions received by affiliates of the subadvisers, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PI and the subadvisers were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Portfolios/Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of each Portfolio for the one-, three-, five- and ten-year periods ended December 31, 2012.

The TARGET Portfolio Trust

The Board also considered each Portfolio’s actual management fee, as well as each Portfolio’s net total expense ratio, for the fiscal year ended October 31, 2013. The Board considered the management fee for each Portfolio as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Portfolio shareholders and includes any fee waivers or reimbursements. The net total expense ratio for each Portfolio represents the actual expense ratio incurred by Portfolio shareholders.

The mutual funds included in the Peer Universe3 and the Peer Group for each Portfolio were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed each Portfolio in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding each Portfolio’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of any portfolio expenses, or subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

[3]	Peer Universes for each Portfolio are denoted below:

Large Capitalization Growth Portfolio: Lipper Large-Cap Growth Funds Performance Universe.

Large Capitalization Value Portfolio: Lipper Large-Cap Value Funds Performance Universe.

Small Capitalization Growth Portfolio: Lipper Small-Cap Growth Funds Performance Universe.

Small Capitalization Value Portfolio: Lipper Small-Cap Value Funds Performance Universe. Although Lipper classifies the Portfolio in its Small-Cap Core Funds Performance Universe, the Lipper Small-Cap Value Funds Performance Universe was utilized for performance comparisons, because PI believes that the funds included in this Universe provide a more appropriate basis for Portfolio performance comparisons.

International Equity Portfolio: a custom blend of mutual funds included in the Lipper International Multi-Cap Core Funds and International Large-Cap Core Funds Performance Universe. Although Lipper classifies the Portfolio in its International Multi-Cap Core Funds Performance Universe, the custom blend was utilized for performance comparisons, because PI believes that the funds included in this custom blend provide a more appropriate basis for Portfolio performance comparisons.

Total Return Bond Portfolio: Lipper Core Bond Funds Performance Universe (Previously classified in the Lipper Intermediate Investment Grade Debt Funds Performance Universe). Although Lipper classifies the Portfolio in its BBB-rated Corporate Debt Funds Performance Universe, the Core Bond Funds Performance Universe was utilized for performance comparisons, because PI believes that the funds included in this Universe provide a more appropriate basis for Portfolio performance comparisons.

Intermediate Term Bond Portfolio: Lipper Core Bond Funds Performance Universe (Previously classified in the Lipper Intermediate Investment Grade Debt Funds Performance Universe).

Mortgage-Backed Securities Portfolio: Lipper U.S. Mortgage Funds Performance Universe.

The TARGET Portfolio Trust

Approval of Advisory Agreements (continued)

Large Capitalization Growth Portfolio

Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	2nd Quartile	4th Quartile	4th Quartile
Actual Management Fees: 2nd Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Portfolio outperformed its benchmark index over the one-year period, although it underperformed the benchmark index over the three-, five- and ten-year periods.
•

The Board considered that during 2012 the Portfolio added a new subadviser, and subsequently in 2013 had terminated an existing subadviser, and that therefore, the Portfolio’s recent performance record did not reflect these subadvisory changes.

•

The Board noted information provided by PI indicating that the Portfolio’s recent performance had improved, with the Portfolio ranking in the first quartile of its Peer Universe for the first quarter of 2013.

•

The Board concluded that it was reasonable to continue to monitor the Portfolio’s performance, and that in light of the recent subadvisory changes, it would be in the best interests of the Portfolio and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

Large Capitalization Value Portfolio

Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	3rd Quartile	4th Quartile	4th Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Portfolio underperformed its benchmark index over all periods.
•

The Board further noted that during 2012 one of the Portfolio’s existing subadvisers had been replaced with a new subadviser, and that therefore the Portfolio’s performance record did not reflect the change in subadvisers.

•

The Board concluded that it was reasonable to continue to monitor the Portfolio’s performance, and that in light of the recent change in subadvisers, it would be in the best interests of the Portfolio and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

The TARGET Portfolio Trust

Small Capitalization Growth Portfolio

Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	3rd Quartile	4th Quartile	4th Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Portfolio outperformed its benchmark index over the one- and three-year periods, although it underperformed over the five- and ten-year periods.
•	The Board further noted that a new subadviser was added in 2012, and therefore the Portfolio’s performance did not reflect the change in subadvisers.
•

The Board concluded that, in light of the Portfolio’s competitive performance against its benchmark index, it would be in the best interests of the Portfolio and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

Small Capitalization Value Portfolio

Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	3rd Quartile	3rd Quartile	1st Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Portfolio outperformed its benchmark index over the three-, five- and ten-year periods, although it underperformed over the one-year period.
•	The Board considered that when it reviewed the Portfolio’s agreements a year earlier, the Portfolio ranked in the first quartile of its Peer Universe for all periods, other than the three-year period.
•

The Board concluded that, in light of the Portfolio’s competitive performance against its benchmark index over longer periods, it would be in the best interests of the Portfolio and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

The TARGET Portfolio Trust

Approval of Advisory Agreements (continued)

International Equity Portfolio

Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	2nd Quartile	3rd Quartile	3rd Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Portfolio outperformed its benchmark index over all periods.
•

The Board concluded that, in light of the Portfolio’s competitive performance against its benchmark index, it would be in the best interests of the Portfolio and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

Total Return Bond Portfolio

Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	3rd Quartile	1st Quartile	1st Quartile
Actual Management Fees: 2nd Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Portfolio outperformed its benchmark index over all periods.
•	The Board concluded that, in light of the Portfolio’s competitive performance, it would be in the best interests of the Portfolio and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

Intermediate-Term Bond Portfolio

Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	3rd Quartile	1st Quartile	1st Quartile
Actual Management Fees: 2nd Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Portfolio outperformed its benchmark index over all periods.

The TARGET Portfolio Trust

•	The Board concluded that, in light of the Portfolio’s competitive performance, it would be in the best interests of the Portfolio and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

Mortgage-Backed Securities Portfolio

Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	1st Quartile	1st Quartile	1st Quartile
Actual Management Fees: 3rd Quartile
Net Total Expenses: 3rd Quartile

•	The Board noted that the Portfolio outperformed its benchmark index over all periods.
•	The Board concluded that, in light of the Portfolio’s competitive performance, it would be in the best interests of the Portfolio and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of each Portfolio and its shareholders.

The TARGET Portfolio Trust

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of The Target Portfolio Trust has delegated to the Trust’s investment subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Trust. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Trust’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Stuart S. Parker • James E. Quinn • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Bruce Karpati, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISERS	Brown Advisory, LLC	901 S. Bond Street Suite 400 Baltimore, MD 21231

	Eagle Asset Management	880 Carillon Parkway St. Petersburg, FL 33716

	EARNEST Partners, LLC	1180 Peachtree Street Suite 2300 Atlanta, GA 30309

	Emerald Mutual Fund Advisers Trust	3175 Oregon Pike Leola, PA 17540

	Epoch Investment Partners, Inc.	399 Park Avenue New York, NY 10022

	Hotchkis and Wiley Capital Management, LLC	725 S. Figueroa Street 39th Floor Los Angeles, CA 90017

	J.P. Morgan Investment Management, Inc.	245 Park Avenue New York, NY 10167

	Lee Munder Capital Group LLC	200 Clarendon Street Boston, MA 02116

	LSV Asset Management	155 North Wacker Drive Suite 4600 Chicago, IL 60606

	Massachusetts Financial Services Company	111 Huntington Avenue Boston, MA 02199

	NFJ Investment Group LLC	2100 Ross Avenue Dallas, TX 75201

	Pacific Investment Management Company LLC	840 Newport Center Drive Newport Beach, CA 92660

	Thornburg Investment Management, Inc.	2300 North Ridgetop Road Santa Fe, NM 87506

	Vaughan Nelson Investment Management, L.P.	600 Travis Street Suite 6300 Houston, TX 77002

	Wellington Management Company, LLP	280 Congress Street Boston, MA 02110

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Trust carefully before investing. The prospectus and summary prospectuses contain this and other information about the Trust. An investor may obtain a prospectus and summary prospectuses by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectuses and summary prospectuses should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, The Target Portfolio Trust, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Trust’s schedule of portfolio holdings is also available on the Trust’s website as of the end of each month.

The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

THE TARGET PORTFOLIO TRUST	NASDAQ	CUSIP		NASDAQ	CUSIP
Large Capitalization Growth (Class R)	TLCRX	875921868	Total Return Bond (Class T)	TATBX	875921884
Large Capitalization Growth (Class T)	TALGX	875921207	Mortgage-Backed Securities (Class T)	TGMBX	875921702
Small Capitalization Growth (Class R)	TSCRX	875921835	Large Capitalization Value (Class R)	TLVRX	875921850
Small Capitalization Growth (Class T)	TASGX	875921405	Large Capitalization Value (Class T)	TALVX	875921108
International Equity (Class Q)	TIEQX	875921793	Small Capitalization Value (Class R)	TSVRX	875921843
International Equity (Class R)	TEQRX	875921827	Small Capitalization Value (Class T)	TASVX	875921306
International Equity (Class T)	TAIEX	875921504	Intermediate-Term Bond (Class T)	TAIBX	875921801
Total Return Bond (Class R)	TTBRX	875921819

TMF158E    0255324-00001-00

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Stephen P. Munn, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended October 31, 2013 and October 31, 2012, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $300,500 and $297,500, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

Not applicable for the fiscal year ended October 31, 2013. During the fiscal year ended October 31, 2012, KPMG billed the Registrant $714 for professional services rendered in connection with agreed upon procedures performed related to the receipt of payments pursuant to certain fair fund settlement orders.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre- approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

One hundred percent of the services described in Item 4(c) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2013 and 2012. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2013 and 2012 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	The Target Portfolio Trust

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	December 19, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	December 19, 2013

By:	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date:	December 19, 2013